UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

AB BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

AUG    08.31.15

ANNUAL REPORT

AB RETIREMENT STRATEGIES

+	2000 RETIREMENT STRATEGY
+	2005 RETIREMENT STRATEGY
+	2010 RETIREMENT STRATEGY
+	2015 RETIREMENT STRATEGY
+	2020 RETIREMENT STRATEGY
+	2025 RETIREMENT STRATEGY
+	2030 RETIREMENT STRATEGY
+	2035 RETIREMENT STRATEGY
+	2040 RETIREMENT STRATEGY
+	2045 RETIREMENT STRATEGY
+	2050 RETIREMENT STRATEGY
+	2055 RETIREMENT STRATEGY

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

October 20, 2015

Annual Report

This report provides management’s discussion of fund performance for the AB Retirement Strategies (collectively, the “Strategies”, individually a “Strategy”) for the annual reporting period ended August 31, 2015. Effective January 20, 2015, the Strategies’ name changed from AllianceBernstein Retirement Strategies to AB Retirement Strategies.

At a meeting held on June 24, 2015, the Board of Directors of AB Blended Style Series, Inc. approved the liquidation and dissolution of each Strategy. The Strategies have suspended sales of their shares to direct investors pending the completion of the liquidations and the payment of one or more liquidating distributions to each Strategy’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Strategies will continue to offer their shares although without an initial sales charge. The Strategies expect to make their liquidating distributions on or shortly after November 20, 2015.

The Strategies allocate, in accordance with their respective investment strategies, varying percentages of their assets to investments in the AB Pooling Portfolios (herein referred to as the Underlying Portfolios.)

Investment Objective and Policies

Each Strategy’s investment objective is to seek the highest total return (total return includes capital growth and income) over time consistent with its asset mix. To achieve its investment objective, the Strategy invests in a combination of portfolios of the AB Pooling Portfolios representing a variety of asset classes and investment styles. The Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategy’s asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After retirement the Strategy’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

The static allocation of the Strategies’ asset is the following: 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.

The Underlying Portfolios include the Volatility Management Portfolio, which is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If AllianceBernstein L.P. (the “Adviser”) determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

AB RETIREMENT STRATEGIES •	1

The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 9-32 show each individual Retirement Strategy’s performance compared to its primary and secondary benchmarks for the six- and 12-month periods ended August 31, 2015. Additional performance can be found on pages 34-57. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Disclosures and Risks on pages 5-8. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

For the six-month period, versus their composite benchmarks, Class A shares of all vintages outperformed (although certain share classes of the 2000 vintage underperformed), before sales charges. Versus their primary benchmark, the

Barclays US Aggregate Bond Index, Class A shares of the 2000 – 2005 vintages outperformed; versus a primary benchmark of the Standard & Poor’s (“S&P”) 500, Class A shares of the 2010 vintage outperformed, while the 2015 – 2055 vintages underperformed. Versus their secondary benchmark, the S&P 500 Index, Class A shares of the 2000 and 2005 vintages underperformed; Class A shares of the 2010 –2055 vintages underperformed their secondary benchmark, the Barclays US Aggregate Bond Index.

The Strategies invest in the Underlying Portfolios; performance for these funds versus their benchmarks can be found on page 33. As oil and commodity prices faltered, the Multi-Asset Real Return Portfolio detracted from absolute performance across all vintages. In the 2000 – 2015 vintages, the Short Duration Bond Portfolio contributed to performance. The allocation to the International Growth Portfolio and International Value Portfolio, as well as Volatility Management Portfolio detracted from absolute performance, due to heightened volatility in the markets.

For the 12-month period, Class A shares of all vintages outperformed their composite benchmarks. All vintages underperformed both their primary and secondary benchmarks.

The decline in oil and commodity prices caused the Multi-Asset Real Return Portfolio to detract from performance across all vintages, on an absolute basis. The allocation to the International Growth Portfolio, International Value

2	• AB RETIREMENT STRATEGIES

Portfolio and Volatility Management Portfolio also detracted. Contributing to performance was the U.S. Large Cap Growth Portfolio and Small-Mid Cap Growth Portfolio.

The U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Small-Mid Cap Value Portfolio and Small-Mid Cap Growth Portfolio did not use derivatives during the six- and 12-month periods.

The International Value Portfolio utilized futures for investment purposes and currency forwards for hedging and investment purposes, which added to performance for both periods, on absolute basis. The International Growth Portfolio utilized currency forwards for hedging purposes, which detracted for both periods, on absolute basis.

The Short Duration Bond Portfolio and the Bond Inflation Protection Portfolio utilized derivative instruments including Treasury futures and interest rate swaps in order to manage duration and yield curve positioning. The Short Duration Bond Portfolio utilized currency forwards during both periods to hedge out non-dollar currency exposure; cross-currency swaps for hedging purposes had an immaterial impact during both periods, on an absolute basis. The Bond Inflation Protection Portfolio utilized credit default swaps and inflation swaps for hedging and investment purposes, which had an immaterial impact during both periods; currency forwards were utilized to establish currency positioning; leverage was utilized through reverse repurchase agreements.

The Global Core Bond Portfolio utilized derivatives including currency forwards for hedging and investment purposes, which added to returns; Treasury futures for hedging purposes had an immaterial impact during the six-month period, and detracted for the 12-month period, on an absolute basis.

During both periods, the High Yield Portfolio utilized derivatives including currency forwards and credit default swaps for hedging and investment purposes, and written options and swaptions for hedging purposes, which added to performance, on absolute basis; total return swaps for hedging and investment purposes, and purchased options for hedging purposes detracted. Treasury futures for hedging and investment purposes added during the six-month period and detracted during the 12-month period; interest rate swaps for hedging purposes had an immaterial impact during both periods.

The Multi-Asset Real Return Portfolio utilized derivatives in the form of futures, total return swaps, interest rate swaps and written options for hedging and investment purposes, which detracted from returns during both periods in absolute terms; currency forwards were utilized for hedging and investment purposes, which detracted during the six-month period and added during the 12-month period. Inflation swaps for hedging purposes and purchased options for hedging and investment purposes added to returns during both periods.

The Volatility Management Portfolio utilized derivatives including currency

AB RETIREMENT STRATEGIES •	3

forwards, for hedging and investment purposes, which added to returns during both periods, in absolute terms; Treasury futures and total return swaps for hedging and investment purposes detracted during both periods.

Market Review and Investment Strategy

Global stocks declined for the 12-month period, while fixed-income markets were mixed. While capital markets overall were negatively affected by a sharp decline in oil and commodity prices, combined with events in Greece and China, suffered losses, US equity markets managed to post slight gains.

Global equities began the period under heavy pressure, driven by worries over economic weakness in China and Europe. Ongoing geopolitical turmoil in the Ukraine and elsewhere also played a role. Markets saw a slight respite after negotiations between Greece and its official creditors were resolved in July, but a sharp drop in the price of oil and volatile trading in China’s mainland stock markets prompted a global sell off in August.

Bond markets were volatile for the 12-month period as well. Markets remained preoccupied with central bank policies, which appeared to diverge. Speculation over the timing of an increase in US interest rates caused the US yield curve to flatten during the year. Meanwhile, central banks including Europe, Canada and China relaxed policy to offset weaker growth, sending government bond yields lower in those regions where central banks have adopted stimulus measures.

Disappointing economic data in China led authorities to devalue the yuan against the US dollar by the largest amount in decades. Although policymakers justified the move as an attempt to make the country’s exchange rate more responsive to market forces, investors interpreted it as a sign that China’s economic slowdown was worse than originally thought.

4	• AB RETIREMENT STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The composite benchmark for a Strategy is a customized benchmark that has the same target asset allocation as the Strategy and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Strategy’s monthly target allocation for each asset class. Target allocations adjust quarterly in accordance with the Strategy standard glidepath. The Russell 1000® Value Index was used to represent the allocation to U.S. Value, the Russell 1000® Growth to represent U.S. Large Cap Growth, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-US to represent International Value and International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year Treasury Index to represent Short Duration Bond, Barclays Global Aggregate Bond Index (US dollar hedged) to represent Global Core Bond, the Barclays 1-10 Year Inflation Protected Securities (“TIPS”) Index to represent Bond Inflation Protection, the Barclays US High Yield 2% Issuer Capped Index to represent High Yield, the Russell 2500™ Value Index to represent Small-Mid Cap Value, the Russell 2500™ Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index and the All Market Real Return Portfolio Benchmark to represent Multi-Asset Real Return and the MSCI ACWI to represent Volatility Management.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the US. The MSCI ACWI ex-US (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The BofA ML 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of 1-3 years. The Barclays Global Aggregate Bond Index (US dollar hedged) represents the performance of global investment-grade developed fixed income markets. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. The Barclays US High Yield 2% Issuer Constrained Index is the 2% issuer cap component of the US Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small to mid-cap value companies within the US. The Russell 2500 Growth Index represents the performance of 2,500 small to mid-cap growth companies within the US. The MSCI AC Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The All Market Real Return Portfolio Benchmark is an equally-weighted blend of the MSCI AC World Commodity Producers Index, the FTSE EPRA/NAREIT Global Index and the Dow Jones-UBS Commodity Index. The FTSE EPRA/NAREIT Global Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The Dow Jones-UBS Commodity Index measures price movements of the commodities

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

included in the appropriate sub index. It does not account for effects of rolling futures contracts or the physical commodity. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

A Word About Risk

The value of your investment in the Strategies will change with changes in the values of the Strategies’ investments in the Underlying Portfolios. There is no assurance that the Strategies will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategies’ asset allocation.

Market Risk: The value of the Strategies’ investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: Changes in interest rates will affect the value of the Strategies’ investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, equity or debt securities, or US or non-US securities, may have a more significant effect on the Strategies’ net asset value (“NAV”) when one of these investments is performing more poorly than the other.

Inflation Risk: This is the risk that the value of assets or income from the Strategies’ investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio’s assets can decline as can the value of that Underlying Portfolio’s distributions.

Foreign (Non-US) Risk: The Strategies’ investments in Underlying Portfolios that invest in securities of non-US issuers may experience more rapid and extreme changes in value than investments in securities of US issuers. The securities markets of many non-US countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-US issuers usually are not subject to the same degree of regulation as US issuers. Reporting, accounting and auditing standards of non-US countries differ, in some cases significantly, from US

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• AB RETIREMENT STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy’s investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-US issuers.

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

Focused Portfolio Risk: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategies’ NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Borrowing money or other leverage may make an Underlying Portfolio’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Strategies are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategies, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus. As with all investments, you may lose money by investing in the Strategies.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.abglobal.com. The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at NAV, without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

8	• AB RETIREMENT STRATEGIES

Disclosures and Risks

AB 2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2000 Retirement Strategy
Class A	-3.44%	-3.36%

Class B*	-3.73%	-3.96%

Class C	-3.74%	-3.98%

Advisor Class†	-3.35%	-3.10%

Class R†	-3.49%	-3.51%

Class K†	-3.44%	-3.27%

Class I†	-3.33%	-3.08%

Primary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Secondary Benchmark: S&P 500 Index	-5.32%	0.48%

Composite Benchmark‡	-3.64%	-3.99%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	9

Historical Performance

AB 2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2000 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

10	• AB RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2005 Retirement Strategy
Class A	-3.91%	-3.77%

Class B*	-4.19%	-4.32%

Class C	-4.22%	-4.36%

Advisor Class†	-3.74%	-3.38%

Class R†	-3.97%	-3.86%

Class K†	-3.87%	-3.61%

Class I†	-3.79%	-3.41%

Primary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Secondary Benchmark: S&P 500 Index	-5.32%	0.48%

Composite Benchmark‡	-4.34%	-4.70%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	11

Historical Performance

AB 2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2005 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

12	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2010 Retirement Strategy
Class A	-4.81%	-4.66%

Class B*	-5.09%	-5.26%

Class C	-5.05%	-5.21%

Advisor Class†	-4.56%	-4.28%

Class R†	-4.89%	-4.79%

Class K†	-4.80%	-4.59%

Class I†	-4.65%	-4.36%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-5.29%	-5.97%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	13

Historical Performance

AB 2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2010 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

14	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2015 Retirement Strategy
Class A	-5.54%	-5.43%

Class B*	-5.81%	-6.01%

Class C	-5.86%	-6.11%

Advisor Class†	-5.35%	-5.13%

Class R†	-5.58%	-5.58%

Class K†	-5.50%	-5.37%

Class I†	-5.37%	-5.11%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-6.23%	-7.09%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	15

Historical Performance

AB 2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2015 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

16	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2020 Retirement Strategy
Class A	-5.84%	-5.65%

Class B*	-6.12%	-6.30%

Class C	-6.14%	-6.28%

Advisor Class†	-5.65%	-5.29%

Class R†	-5.89%	-5.82%

Class K†	-5.72%	-5.54%

Class I†	-5.66%	-5.36%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-6.67%	-7.42%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	17

Historical Performance

AB 2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2020 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

18	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2025 Retirement Strategy
Class A	-6.12%	-5.70%

Class B*	-6.35%	-6.35%

Class C	-6.37%	-6.29%

Advisor Class†	-5.94%	-5.35%

Class R†	-6.15%	-5.82%

Class K†	-6.09%	-5.67%

Class I†	-5.86%	-5.34%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.05%	-7.64%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	19

Historical Performance

AB 2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2025 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

20	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2030 Retirement Strategy
Class A	-6.22%	-5.45%

Class B*	-6.57%	-6.11%

Class C	-6.58%	-6.16%

Advisor Class†	-6.13%	-5.21%

Class R†	-6.34%	-5.71%

Class K†	-6.21%	-5.43%

Class I†	-6.15%	-5.22%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.25%	-7.42%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡     For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	21

Historical Performance

AB 2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2030 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

22	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2035 Retirement Strategy
Class A	-6.13%	-5.01%

Class B*	-6.53%	-5.74%

Class C	-6.48%	-5.75%

Advisor Class†	-5.98%	-4.76%

Class R†	-6.22%	-5.24%

Class K†	-6.14%	-4.97%

Class I†	-5.93%	-4.73%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.23%	-6.99%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	23

Historical Performance

AB 2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2035 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

24	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2040 Retirement Strategy
Class A	-6.10%	-4.50%

Class B*	-6.42%	-5.22%

Class C	-6.44%	-5.23%

Advisor Class†	-6.02%	-4.33%

Class R†	-6.19%	-4.75%

Class K†	-6.06%	-4.47%

Class I†	-6.00%	-4.26%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.15%	-6.40%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	25

Historical Performance

AB 2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2040 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

26	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2045 Retirement Strategy
Class A	-6.07%	-4.57%

Class B*	-6.44%	-5.23%

Class C	-6.39%	-5.18%

Advisor Class†	-5.92%	-4.26%

Class R†	-6.12%	-4.74%

Class K†	-6.06%	-4.53%

Class I†	-5.92%	-4.22%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.13%	-6.33%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	27

Historical Performance

AB 2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2045 Retirement Strategy Class A shares (from 9/1/05* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 9/1/2005.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

28	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2050 Retirement Strategy
Class A	-6.01%	-4.62%

Class B*	-6.17%	-5.13%

Class C	-6.30%	-5.20%

Advisor Class†	-5.79%	-4.21%

Class R†	-6.11%	-4.71%

Class K†	-5.91%	-4.47%

Class I†	-5.80%	-4.22%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.11%	-6.26%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	29

Historical Performance

AB 2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2050 Retirement Strategy Class A shares (from 6/29/07* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 6/29/2007.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

30	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB 2055 Retirement Strategy
Class A	-6.05%	-4.52%

Class B*	-6.38%	-5.23%

Class C	-6.32%	-5.20%

Advisor Class†	-5.82%	-4.17%

Class R†	-6.14%	-4.77%

Class K†	-5.95%	-4.50%

Class I†	-5.95%	-4.29%

Primary Benchmark: S&P 500 Index	-5.32%	0.48%

Secondary Benchmark: Barclays US Aggregate Bond Index	-0.68%	1.56%

Composite Benchmark‡	-7.10%	-6.26%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

‡      For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	31

Historical Performance

AB 2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/15 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB 2055 Retirement Strategy Class A shares (from 6/29/07* to 8/31/15) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 6/29/2007.

†	For a description of the composite benchmark, please see page 5.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

32	• AB RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2015 (unaudited)	Returns
	6 Months	12 Months
AB U.S. Value Portfolio	-6.25%	-4.21%

Russell 1000 Value Index	-6.73%	-3.48%

AB U.S. Large Cap Growth Portfolio	-1.02%	11.22%

Russell 1000 Growth Index	-3.88%	4.26%

AB International Value Portfolio	-7.96%	-8.59%

MSCI ACWI ex-U.S.	-8.91%	-12.35%

AB International Growth Portfolio	-7.44%	-10.86%

MSCI ACWI ex-U.S.	-8.91%	-12.35%

AB Short Duration Bond Portfolio	0.48%	0.90%

BofA ML 1-3 Year Treasury Index	0.39%	0.80%

AB Global Core Bond Portfolio	-1.03%	2.15%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	-0.93%	2.23%

AB Bond Inflation Protection Portfolio	-1.63%	-2.73%

Barclays 1-10 Year TIPS Index	-1.15%	-2.35%

AB High-Yield Portfolio	-2.23%	-2.27%

Barclays U.S. High Yield 2% Issuer Capped Index	-2.85%	-2.93%

AB Small-Mid Cap Value Portfolio	-4.43%	-1.38%

Russell 2500 Value Index	-6.52%	-4.77%

AB Small-Mid Cap Growth Portfolio	-2.59%	3.92%

Russell 2500 Growth Index	-3.78%	4.53%

AB Multi-Asset Real Return Portfolio	-14.23%	-27.40%

Primary Benchmark: MSCI AC World Commodity Producers Index	-20.00%	-35.80%

Secondary Benchmark: All Market Real Return Portfolio Benchmark	-13.87%	-23.86%

AB Volatility Management Portfolio	-6.73%	-3.35%

MSCI ACWI	-7.18%	-6.29%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	33

Historical Performance

AB 2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.36%	-7.45%
5 Years	4.59%	3.68%
Since Inception*	3.58%	3.13%

Class B Shares
1 Year	-3.96%	-7.54%
5 Years	3.87%	3.87%
Since Inception*	2.99%	2.99%

Class C Shares
1 Year	-3.98%	-4.86%
5 Years	3.88%	3.88%
Since Inception*	2.85%	2.85%

Advisor Class Shares†
1 Year	-3.10%	-3.10%
5 Years	4.90%	4.90%
Since Inception*	3.88%	3.88%

Class R Shares†
1 Year	-3.51%	-3.51%
5 Years	4.40%	4.40%
Since Inception*	3.36%	3.36%

Class K Shares†
1 Year	-3.27%	-3.27%
5 Years	4.66%	4.66%
Since Inception*	3.63%	3.63%

Class I Shares†
1 Year	-3.08%	-3.08%
5 Years	4.88%	4.88%
Since Inception*	3.88%	3.88%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 4.50%, 5.04%, 5.31%, 4.30%, 4.00%, 3.72% and 3.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

34	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.61%
5 Years	2.58%
10 Years	2.95%

Class B Shares
1 Year	-6.76%
5 Years	2.76%
10 Years	2.82%

Class C Shares
1 Year	-3.98%
5 Years	2.78%
10 Years	2.69%

Advisor Class Shares*
1 Year	-2.23%
5 Years	3.80%
10 Years	3.70%

Class R Shares*
1 Year	-2.71%
5 Years	3.27%
10 Years	3.19%

Class K Shares*
1 Year	-2.37%
5 Years	3.57%
10 Years	3.46%

Class I Shares*
1 Year	-2.25%
5 Years	3.79%
10 Years	3.71%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	35

Historical Performance

AB 2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.77%	-7.84%
5 Years	5.53%	4.61%
Since Inception*	3.74%	3.29%

Class B Shares
1 Year	-4.32%	-8.07%
5 Years	4.79%	4.79%
Since Inception*	3.15%	3.15%

Class C Shares
1 Year	-4.36%	-5.29%
5 Years	4.81%	4.81%
Since Inception*	3.01%	3.01%

Advisor Class Shares†
1 Year	-3.38%	-3.38%
5 Years	5.87%	5.87%
Since Inception*	4.05%	4.05%

Class R Shares†
1 Year	-3.86%	-3.86%
5 Years	5.32%	5.32%
Since Inception*	3.52%	3.52%

Class K Shares†
1 Year	-3.61%	-3.61%
5 Years	5.59%	5.59%
Since Inception*	3.79%	3.79%

Class I Shares†
1 Year	-3.41%	-3.41%
5 Years	5.84%	5.84%
Since Inception*	4.05%	4.05%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 3.08%, 3.72%, 3.84%, 2.86%, 3.12%, 2.85% and 2.43% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

36	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.96%
5 Years	3.24%
10 Years	3.06%

Class B Shares
1 Year	-7.25%
5 Years	3.41%
10 Years	2.93%

Class C Shares
1 Year	-4.46%
5 Years	3.42%
10 Years	2.78%

Advisor Class Shares*
1 Year	-2.54%
5 Years	4.45%
10 Years	3.81%

Class R Shares*
1 Year	-3.03%
5 Years	3.94%
10 Years	3.29%

Class K Shares*
1 Year	-2.85%
5 Years	4.18%
10 Years	3.55%

Class I Shares*
1 Year	-2.56%
5 Years	4.45%
10 Years	3.82%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	37

Historical Performance

AB 2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.66%	-8.69%
5 Years	6.37%	5.44%
Since Inception*	3.88%	3.44%

Class B Shares
1 Year	-5.26%	-8.97%
5 Years	5.62%	5.62%
Since Inception*	3.30%	3.30%

Class C Shares
1 Year	-5.21%	-6.13%
5 Years	5.64%	5.64%
Since Inception*	3.16%	3.16%

Advisor Class Shares†
1 Year	-4.28%	-4.28%
5 Years	6.70%	6.70%
Since Inception*	4.19%	4.19%

Class R Shares†
1 Year	-4.79%	-4.79%
5 Years	6.15%	6.15%
Since Inception*	3.67%	3.67%

Class K Shares†
1 Year	-4.59%	-4.59%
5 Years	6.42%	6.42%
Since Inception*	3.93%	3.93%

Class I Shares†
1 Year	-4.36%	-4.36%
5 Years	6.66%	6.66%
Since Inception*	4.19%	4.19%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.51%, 2.23%, 2.21%, 1.2%, 1.83%, 1.52% and 1.21% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

38	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.90%
5 Years	3.78%
10 Years	3.18%

Class B Shares
1 Year	-8.22%
5 Years	3.93%
10 Years	3.07%

Class C Shares
1 Year	-5.37%
5 Years	3.95%
10 Years	2.91%

Advisor Class Shares*
1 Year	-3.51%
5 Years	4.97%
10 Years	3.94%

Class R Shares*
1 Year	-4.02%
5 Years	4.44%
10 Years	3.42%

Class K Shares*
1 Year	-3.73%
5 Years	4.71%
10 Years	3.69%

Class I Shares*
1 Year	-3.50%
5 Years	4.98%
10 Years	3.94%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	39

Historical Performance

AB 2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.43%	-9.46%
5 Years	7.01%	6.09%
Since Inception*	3.93%	3.48%

Class B Shares
1 Year	-6.01%	-9.67%
5 Years	6.29%	6.29%
Since Inception*	3.35%	3.35%

Class C Shares
1 Year	-6.11%	-7.03%
5 Years	6.27%	6.27%
Since Inception*	3.21%	3.21%

Advisor Class Shares†
1 Year	-5.13%	-5.13%
5 Years	7.35%	7.35%
Since Inception*	4.25%	4.25%

Class R Shares†
1 Year	-5.58%	-5.58%
5 Years	6.82%	6.82%
Since Inception*	3.72%	3.72%

Class K Shares†
1 Year	-5.37%	-5.37%
5 Years	7.07%	7.07%
Since Inception*	3.98%	3.98%

Class I Shares†
1 Year	-5.11%	-5.11%
5 Years	7.35%	7.35%
Since Inception*	4.25%	4.25%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.29%, 2.01%, 2.00%, 0.99%, 1.64%, 1.33% and 0.89%for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

40	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.62%
5 Years	4.17%
10 Years	3.11%

Class B Shares
1 Year	-8.93%
5 Years	4.37%
10 Years	3.00%

Class C Shares
1 Year	-6.27%
5 Years	4.34%
10 Years	2.84%

Advisor Class Shares*
1 Year	-4.28%
5 Years	5.43%
10 Years	3.89%

Class R Shares*
1 Year	-4.82%
5 Years	4.87%
10 Years	3.36%

Class K Shares*
1 Year	-4.60%
5 Years	5.13%
10 Years	3.61%

Class I Shares*
1 Year	-4.43%
5 Years	5.39%
10 Years	3.88%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	41

Historical Performance

AB 2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.65%	-9.64%
5 Years	7.54%	6.61%
Since Inception*	3.85%	3.41%

Class B Shares
1 Year	-6.30%	-9.95%
5 Years	6.79%	6.79%
Since Inception*	3.26%	3.26%

Class C Shares
1 Year	-6.28%	-7.19%
5 Years	6.80%	6.80%
Since Inception*	3.13%	3.13%

Advisor Class Shares†
1 Year	-5.29%	-5.29%
5 Years	7.86%	7.86%
Since Inception*	4.17%	4.17%

Class R Shares†
1 Year	-5.82%	-5.82%
5 Years	7.33%	7.33%
Since Inception*	3.65%	3.65%

Class K Shares†
1 Year	-5.54%	-5.54%
5 Years	7.61%	7.61%
Since Inception*	3.91%	3.91%

Class I Shares†
1 Year	-5.36%	-5.36%
5 Years	7.88%	7.88%
Since Inception*	4.16%	4.16%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.19%, 1.91%, 1.90%, 0.89%, 1.56%, 1.25% and 0.87% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

42	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.84%
5 Years	4.53%
10 Years	2.97%

Class B Shares
1 Year	-9.15%
5 Years	4.70%
10 Years	2.84%

Class C Shares
1 Year	-6.38%
5 Years	4.71%
10 Years	2.72%

Advisor Class Shares*
1 Year	-4.64%
5 Years	5.72%
10 Years	3.73%

Class R Shares*
1 Year	-5.08%
5 Years	5.21%
10 Years	3.22%

Class K Shares*
1 Year	-4.81%
5 Years	5.47%
10 Years	3.47%

Class I Shares*
1 Year	-4.62%
5 Years	5.74%
10 Years	3.73%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	43

Historical Performance

AB 2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.70%	-9.70%
5 Years	8.19%	7.26%
Since Inception*	4.09%	3.64%

Class B Shares
1 Year	-6.35%	-10.00%
5 Years	7.47%	7.47%
Since Inception*	3.49%	3.49%

Class C Shares
1 Year	-6.29%	-7.20%
5 Years	7.44%	7.44%
Since Inception*	3.36%	3.36%

Advisor Class Shares†
1 Year	-5.35%	-5.35%
5 Years	8.52%	8.52%
Since Inception*	4.39%	4.39%

Class R Shares†
1 Year	-5.82%	-5.82%
5 Years	8.01%	8.01%
Since Inception*	3.89%	3.89%

Class K Shares†
1 Year	-5.67%	-5.67%
5 Years	8.26%	8.26%
Since Inception*	4.13%	4.13%

Class I Shares†
1 Year	-5.34%	-5.34%
5 Years	8.54%	8.54%
Since Inception*	4.41%	4.41%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.20%, 1.92%, 1.91%, 0.90%, 1.56%, 1.25% and 0.92%for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

44	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-9.11%
5 Years	4.95%
10 Years	3.14%

Class B Shares
1 Year	-9.41%
5 Years	5.13%
10 Years	2.99%

Class C Shares
1 Year	-6.68%
5 Years	5.10%
10 Years	2.85%

Advisor Class Shares*
1 Year	-4.83%
5 Years	6.17%
10 Years	3.88%

Class R Shares*
1 Year	-5.29%
5 Years	5.64%
10 Years	3.38%

Class K Shares*
1 Year	-5.07%
5 Years	5.91%
10 Years	3.63%

Class I Shares*
1 Year	-4.81%
5 Years	6.19%
10 Years	3.89%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	45

Historical Performance

AB 2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.45%	-9.46%
5 Years	8.88%	7.94%
Since Inception*	4.02%	3.57%

Class B Shares
1 Year	-6.11%	-9.77%
5 Years	8.13%	8.13%
Since Inception*	3.41%	3.41%

Class C Shares
1 Year	-6.16%	-7.07%
5 Years	8.14%	8.14%
Since Inception*	3.28%	3.28%

Advisor Class Shares†
1 Year	-5.21%	-5.21%
5 Years	9.21%	9.21%
Since Inception*	4.32%	4.32%

Class R Shares†
1 Year	-5.71%	-5.71%
5 Years	8.66%	8.66%
Since Inception*	3.82%	3.82%

Class K Shares†
1 Year	-5.43%	-5.43%
5 Years	8.94%	8.94%
Since Inception*	4.06%	4.06%

Class I Shares†
1 Year	-5.22%	-5.22%
5 Years	9.21%	9.21%
Since Inception*	4.32%	4.32%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.29%, 2.01%, 2.00%, 0.99%, 1.63%, 1.32% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

46	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-9.04%
5 Years	5.43%
10 Years	3.06%

Class B Shares
1 Year	-9.35%
5 Years	5.65%
10 Years	2.90%

Class C Shares
1 Year	-6.49%
5 Years	5.67%
10 Years	2.78%

Advisor Class Shares*
1 Year	-4.62%
5 Years	6.70%
10 Years	3.82%

Class R Shares*
1 Year	-5.20%
5 Years	6.17%
10 Years	3.32%

Class K Shares*
1 Year	-5.00%
5 Years	6.42%
10 Years	3.56%

Class I Shares*
1 Year	-4.70%
5 Years	6.71%
10 Years	3.82%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	47

Historical Performance

AB 2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.01%	-9.04%
5 Years	9.40%	8.44%
Since Inception*	4.03%	3.59%

Class B Shares
1 Year	-5.74%	-9.43%
5 Years	8.66%	8.66%
Since Inception*	3.45%	3.45%

Class C Shares
1 Year	-5.75%	-6.67%
5 Years	8.62%	8.62%
Since Inception*	3.29%	3.29%

Advisor Class Shares†
1 Year	-4.76%	-4.76%
5 Years	9.72%	9.72%
Since Inception*	4.34%	4.34%

Class R Shares†
1 Year	-5.24%	-5.24%
5 Years	9.18%	9.18%
Since Inception*	3.81%	3.81%

Class K Shares†
1 Year	-4.97%	-4.97%
5 Years	9.46%	9.46%
Since Inception*	4.08%	4.08%

Class I Shares†
1 Year	-4.73%	-4.73%
5 Years	9.75%	9.75%
Since Inception*	4.35%	4.35%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.34%, 2.05%, 2.04%, 104%, 1.67%, 1.36% and 1.02% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

48	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.63%
5 Years	5.86%
10 Years	3.09%

Class B Shares
1 Year	-8.94%
5 Years	6.04%
10 Years	2.95%

Class C Shares
1 Year	-6.17%
5 Years	6.01%
10 Years	2.80%

Advisor Class Shares*
1 Year	-4.33%
5 Years	7.08%
10 Years	3.84%

Class R Shares*
1 Year	-4.88%
5 Years	6.54%
10 Years	3.31%

Class K Shares*
1 Year	-4.61%
5 Years	6.82%
10 Years	3.58%

Class I Shares*
1 Year	-4.29%
5 Years	7.11%
10 Years	3.85%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	49

Historical Performance

AB 2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.50%	-8.53%
5 Years	9.81%	8.86%
Since Inception*	4.31%	3.87%

Class B Shares
1 Year	-5.22%	-8.84%
5 Years	9.04%	9.04%
Since Inception*	3.73%	3.73%

Class C Shares
1 Year	-5.23%	-6.14%
5 Years	9.05%	9.05%
Since Inception*	3.59%	3.59%

Advisor Class Shares†
1 Year	-4.33%	-4.33%
5 Years	10.12%	10.12%
Since Inception*	4.62%	4.62%

Class R Shares†
1 Year	-4.75%	-4.75%
5 Years	9.61%	9.61%
Since Inception*	4.11%	4.11%

Class K Shares†
1 Year	-4.47%	-4.47%
5 Years	9.88%	9.88%
Since Inception*	4.38%	4.38%

Class I Shares†
1 Year	-4.26%	-4.26%
5 Years	10.16%	10.16%
Since Inception*	4.63%	4.63%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.39%, 2.11%, 2.10%, 1.09%, 1.69%, 1.38% and 1.03% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

50	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.13%
5 Years	6.19%
10 Years	3.35%

Class B Shares
1 Year	-8.36%
5 Years	6.39%
10 Years	3.23%

Class C Shares
1 Year	-5.65%
5 Years	6.37%
10 Years	3.09%

Advisor Class Shares*
1 Year	-3.76%
5 Years	7.46%
10 Years	4.11%

Class R Shares*
1 Year	-4.25%
5 Years	6.90%
10 Years	3.61%

Class K Shares*
1 Year	-3.96%
5 Years	7.19%
10 Years	3.87%

Class I Shares*
1 Year	-3.82%
5 Years	7.45%
10 Years	4.12%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	51

Historical Performance

AB 2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.57%	-8.65%
5 Years	9.93%	8.99%
Since Inception*	4.25%	3.81%

Class B Shares
1 Year	-5.23%	-8.78%
5 Years	9.16%	9.16%
Since Inception*	3.66%	3.66%

Class C Shares
1 Year	-5.18%	-6.06%
5 Years	9.15%	9.15%
Since Inception*	3.52%	3.52%

Advisor Class Shares†
1 Year	-4.26%	-4.26%
5 Years	10.27%	10.27%
Since Inception*	4.56%	4.56%

Class R Shares†
1 Year	-4.74%	-4.74%
5 Years	9.72%	9.72%
Since Inception*	4.04%	4.04%

Class K Shares†
1 Year	-4.53%	-4.53%
5 Years	9.98%	9.98%
Since Inception*	4.30%	4.30%

Class I Shares†
1 Year	-4.22%	-4.22%
5 Years	10.26%	10.26%
Since Inception*	4.56%	4.56%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.47%, 2.21%, 2.18%, 1.17%, 1.76%, 1.45% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/2005.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

52	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.08%
5 Years	6.30%
10 Years	3.31%

Class B Shares
1 Year	-8.25%
5 Years	6.51%
10 Years	3.17%

Class C Shares
1 Year	-5.53%
5 Years	6.48%
10 Years	3.03%

Advisor Class Shares*
1 Year	-3.80%
5 Years	7.55%
10 Years	4.07%

Class R Shares*
1 Year	-4.21%
5 Years	7.01%
10 Years	3.55%

Class K Shares*
1 Year	-3.98%
5 Years	7.28%
10 Years	3.81%

Class I Shares*
1 Year	-3.75%
5 Years	7.54%
10 Years	4.06%

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	53

Historical Performance

AB 2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.62%	-8.65%
5 Years	10.01%	9.06%
Since Inception*	2.37%	1.83%

Class B Shares
1 Year	-5.13%	-8.26%
5 Years	9.26%	9.26%
Since Inception*	1.68%	1.68%

Class C Shares
1 Year	-5.20%	-5.98%
5 Years	9.26%	9.26%
Since Inception*	1.69%	1.69%

Advisor Class Shares†
1 Year	-4.21%	-4.21%
5 Years	10.38%	10.38%
Since Inception*	2.69%	2.69%

Class R Shares†
1 Year	-4.71%	-4.71%
5 Years	9.81%	9.81%
Since Inception*	2.17%	2.17%

Class K Shares†
1 Year	-4.47%	-4.47%
5 Years	10.09%	10.09%
Since Inception*	2.45%	2.45%

Class I Shares†
1 Year	-4.22%	-4.22%
5 Years	10.34%	10.34%
Since Inception*	2.69%	2.69%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.42%, 3.21%, 3.14%, 2.13%, 2.49%, 2.18% and 1.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 6/29/2007.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

54	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.15%
5 Years	6.36%
Since Inception*	1.42%

Class B Shares
1 Year	-7.81%
5 Years	6.56%
Since Inception*	1.27%

Class C Shares
1 Year	-5.50%
5 Years	6.56%
Since Inception*	1.28%

Advisor Class Shares†
1 Year	-3.75%
5 Years	7.62%
Since Inception*	2.26%

Class R Shares†
1 Year	-4.23%
5 Years	7.07%
Since Inception*	1.75%

Class K Shares†
1 Year	-3.99%
5 Year	7.35%
Since Inception*	2.02%

Class I Shares†
1 Year	-3.84%
5 Years	7.63%
Since Inception*	2.26%

*	Inception date: 6/29/2007.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	55

Historical Performance

AB 2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.52%	-8.55%
5 Years	9.98%	9.03%
Since Inception*	2.09%	1.55%

Class B Shares
1 Year	-5.23%	-8.57%
5 Years	9.21%	9.21%
Since Inception*	1.40%	1.40%

Class C Shares
1 Year	-5.20%	-6.04%
5 Years	9.23%	9.23%
Since Inception*	1.37%	1.37%

Advisor Class Shares†
1 Year	-4.17%	-4.17%
5 Years	10.30%	10.30%
Since Inception*	2.37%	2.37%

Class R Shares†
1 Year	-4.77%	-4.77%
5 Years	9.75%	9.75%
Since Inception*	1.88%	1.88%

Class K Shares†
1 Year	-4.50%	-4.50%
5 Years	10.03%	10.03%
Since Inception*	2.15%	2.15%

Class I Shares†
1 Year	-4.29%	-4.29%
5 Years	10.30%	10.30%
Since Inception*	2.40%	2.40%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 4.14%, 4.95%, 4.92%, 3.92%, 3.87%, 3.61% and 3.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 6/29/2007.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

56	• AB RETIREMENT STRATEGIES

Historical Performance

AB 2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-8.22%
5 Years	6.32%
Since Inception*	1.14%

Class B Shares
1 Year	-8.08%
5 Years	6.51%
Since Inception*	1.00%

Class C Shares
1 Year	-5.53%
5 Years	6.52%
Since Inception*	0.96%

Advisor Class Shares†
1 Year	-3.78%
5 Years	7.52%
Since Inception*	1.94%

Class R Shares†
1 Year	-4.26%
5 Years	7.04%
Since Inception*	1.45%

Class K Shares†
1 Year	-3.97%
5 Years	7.32%
Since Inception*	1.74%

Class I Shares†
1 Year	-3.76%
5 Years	7.56%
Since Inception*	1.99%

*	Inception date: 6/29/2007.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	57

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF AUGUST 31, 2015 (unaudited)
NAV/SEC Returns*

AB U.S. Value Portfolio
1 Year	-4.21%
5 Years	14.68%
10 Years	5.24%

AB U.S. Large Cap Growth Portfolio
1 Year	11.22%
5 Years	19.19%
10 Years	8.18%

AB International Value Portfolio
1 Year	-8.59%
5 Years	4.70%
10 Years	1.78%

AB International Growth Portfolio
1 Year	-10.86%
5 Years	2.37%
10 Years	0.89%

AB Short Duration Bond Portfolio
1 Year	0.90%
5 Years	1.21%
10 Years	2.28%

AB Global Core Bond Portfolio
1 Year	2.15%
5 Years	4.08%
10 Years	5.27%

AB Bond Inflation Protection Portfolio
1 Year	-2.73%
5 Years	3.07%
10 Years	4.22%

AB High-Yield Portfolio
1 Year	-2.27%
5 Years	8.13%
10 Years	8.03%

AB Small-Mid Cap Value Portfolio
1 Year	-1.38%
5 Years	16.29%
10 Years	8.93%

(See next page for footnotes)

(Historical Performance continued on next page)

58	• AB RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF AUGUST 31, 2015 (unaudited)
NAV/SEC Returns*

AB Small-Mid Cap Growth Portfolio
1 Year	3.92%
5 Years	19.87%
10 Years	11.69%

AB Multi-Asset Real Return Portfolio
1 Year	-27.40%
5 Years	-1.78%
10 Years	0.17%

AB Volatility Management Portfolio
1 Year	-3.35%
5 Years	9.52%
Since Inception†	7.39%

*	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AB funds which invest in these Underlying Portfolios. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	Inception date: 4/16/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

(Historical Performance continued on next page)

AB RETIREMENT STRATEGIES •	59

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
NAV/SEC Returns*

AB U.S. Value Portfolio
1 Year	-5.07%
5 Years	12.15%
10 Years	4.78%

AB U.S. Large Cap Growth Portfolio
1 Year	10.21%
5 Years	16.49%
10 Years	7.67%

AB International Value Portfolio
1 Year	-8.25%
5 Years	1.76%
10 Years	0.97%

AB International Growth Portfolio
1 Year	-7.15%
5 Years	-0.11%
10 Years	0.20%

AB Short Duration Bond Portfolio
1 Year	1.15%
5 Years	1.18%
10 Years	2.31%

AB Global Core Bond Portfolio
1 Year	3.27%
5 Years	4.10%
10 Years	5.42%

AB Bond Inflation Protection Portfolio
1 Year	-1.30%
5 Years	2.70%
10 Years	4.16%

AB High-Yield Portfolio
1 Year	-3.73%
5 Years	6.75%
10 Years	7.78%

AB Small-Mid Cap Value Portfolio
1 Year	0.77%
5 Years	12.77%
10 Years	8.63%

(See next page for footnotes)

(Historical Performance continued on next page)

60	• AB RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2015 (unaudited)
NAV/SEC Returns*

AB Small-Mid Cap Growth Portfolio
1 Year	0.15%
5 Years	14.79%
10 Years	10.68%

AB Multi-Asset Real Return Portfolio
1 Year	-25.81%
5 Years	-4.49%
10 Years	-0.43%

AB Volatility Management Portfolio
1 Year	-2.68%
5 Years	7.34%
Since Inception†	6.73%

*	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AB funds which invest in these Underlying Portfolios. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AB that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	Inception date: 4/16/10.

See Disclosures, Risks and Note about Historical Performance on pages 5-8.

AB RETIREMENT STRATEGIES •	61

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB 2000 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$965.60	$3.96	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class B
Actual	$1,000	$962.70	$7.37	1.49%
Hypothetical**	$1,000	$1,017.69	$7.58	1.49%
Class C
Actual	$1,000	$962.60	$7.42	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%

62	• AB RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$966.50	$2.48	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class R
Actual	$1,000	$965.10	$4.95	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class K
Actual	$1,000	$965.60	$3.72	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class I
Actual	$1,000	$966.70	$2.38	0.48%
Hypothetical**	$1,000	$1,022.79	$2.45	0.48%

AB 2005 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$960.90	$4.25	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%
Class B
Actual	$1,000	$958.10	$7.65	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000	$957.80	$7.70	1.56%
Hypothetical**	$1,000	$1,017.34	$7.93	1.56%
Advisor Class
Actual	$1,000	$962.60	$2.77	0.56%
Hypothetical**	$1,000	$1,022.38	$2.85	0.56%
Class R
Actual	$1,000	$960.30	$5.24	1.06%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%
Class K
Actual	$1,000	$961.30	$4.00	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
Class I
Actual	$1,000	$962.10	$2.77	0.56%
Hypothetical**	$1,000	$1,022.38	$2.85	0.56%

AB RETIREMENT STRATEGIES •	63

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB 2010 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$951.90	$4.38	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%
Class B
Actual	$1,000	$949.10	$7.81	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Class C
Actual	$1,000	$949.50	$7.81	1.59%
Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Advisor Class
Actual	$1,000	$954.40	$2.91	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Class R
Actual	$1,000	$951.10	$5.36	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class K
Actual	$1,000	$952.00	$4.13	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%
Class I
Actual	$1,000	$953.50	$2.91	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%

AB 2015 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$944.60	$4.46	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class B
Actual	$1,000	$941.90	$7.83	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$941.40	$7.88	1.61%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%
Advisor Class
Actual	$1,000	$946.50	$2.99	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%
Class R
Actual	$1,000	$944.20	$5.44	1.11%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%
Class K
Actual	$1,000	$945.00	$4.22	0.86%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%
Class I
Actual	$1,000	$946.30	$2.99	0.61%
Hypothetical**	$1,000	$1,022.13	$3.11	0.61%

64	• AB RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB 2020 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$941.60	$4.70	0.96%
Hypothetical**	$1,000	$1,020.37	$4.89	0.96%
Class B
Actual	$1,000	$938.80	$8.11	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Class C
Actual	$1,000	$938.60	$8.11	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Advisor Class
Actual	$1,000	$943.50	$3.23	0.66%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%
Class R
Actual	$1,000	$941.10	$5.68	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class K
Actual	$1,000	$942.80	$4.46	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class I
Actual	$1,000	$943.40	$3.23	0.66%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%

AB 2025 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.80	$4.79	0.98%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class B
Actual	$1,000	$936.50	$8.20	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Class C
Actual	$1,000	$936.30	$8.20	1.68%
Hypothetical**	$1,000	$1,016.74	$8.54	1.68%
Advisor Class
Actual	$1,000	$940.60	$3.33	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%
Class R
Actual	$1,000	$938.50	$5.77	1.18%
Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class K
Actual	$1,000	$939.10	$4.55	0.93%
Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class I
Actual	$1,000	$941.40	$3.33	0.68%
Hypothetical**	$1,000	$1,021.78	$3.47	0.68%

AB RETIREMENT STRATEGIES •	65

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB 2030 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$937.80	$4.88	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$934.30	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$934.20	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$938.70	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$936.60	$5.86	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$937.90	$4.64	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$938.50	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

AB 2035 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$938.70	$4.89	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$934.70	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$935.20	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$940.20	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$937.80	$5.86	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$938.60	$4.64	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$940.70	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

66	• AB RETIREMENT STRATEGIES

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB 2040 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.00	$4.89	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$935.80	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$935.60	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$939.80	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$938.10	$5.86	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$939.40	$4.64	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$940.00	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

AB 2045 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.30	$4.89	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$935.60	$8.29	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$936.10	$8.30	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$940.80	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$938.80	$5.86	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$939.40	$4.64	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$940.80	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

AB RETIREMENT STRATEGIES •	67

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

AB 2050 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.90	$4.89	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$938.30	$8.31	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$937.00	$8.30	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$942.10	$3.43	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$938.90	$5.86	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$940.90	$4.65	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$942.00	$3.43	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

AB 2055 Retirement Strategy

	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.50	$4.89	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class B
Actual	$1,000	$936.20	$8.30	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Class C
Actual	$1,000	$936.80	$8.30	1.70%
Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class
Actual	$1,000	$941.80	$3.43	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
Class R
Actual	$1,000	$938.60	$5.86	1.20%
Hypothetical**	$1,000	$1,019.16	$6.11	1.20%
Class K
Actual	$1,000	$940.50	$4.65	0.95%
Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000	$940.50	$3.42	0.70%
Hypothetical**	$1,000	$1,021.68	$3.57	0.70%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

68	• AB RETIREMENT STRATEGIES

Expense Example

AB 2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $5,392

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

AB RETIREMENT STRATEGIES •	69

Portfolio Summary

AB 2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $7,250

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

70	• AB RETIREMENT STRATEGIES

Portfolio Summary

AB 2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $45,513

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

AB RETIREMENT STRATEGIES •	71

Portfolio Summary

AB 2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $85,614

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

72	• AB RETIREMENT STRATEGIES

Portfolio Summary

AB 2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $150,169

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

AB RETIREMENT STRATEGIES •	73

Portfolio Summary

AB 2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $153,192

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

74	• AB RETIREMENT STRATEGIES

Portfolio Summary

AB 2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $131,853

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

AB RETIREMENT STRATEGIES •	75

Portfolio Summary

AB 2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $105,063

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

76	• AB RETIREMENT STRATEGIES

Portfolio Summary

AB 2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $92,255

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

AB RETIREMENT STRATEGIES •	77

Portfolio Summary

AB 2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $75,588

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

78	• AB RETIREMENT STRATEGIES

Portfolio Summary

AB 2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $20,747

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

AB RETIREMENT STRATEGIES •	79

Portfolio Summary

AB 2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $13,002

*	All data are as of August 31, 2015. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. Detailed information regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios can be found in the shareholder report filed with the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

80	• AB RETIREMENT STRATEGIES

Portfolio Summary

AB 2000 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 101.2%
Funds and Investment Trusts – 101.2%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	87,441	$842,935
AB Pooling Portfolio – Global Core Bond Portfolio	123,368	1,238,617
AB Pooling Portfolio – International Growth Portfolio	18,855	157,061
AB Pooling Portfolio – International Value Portfolio	22,199	156,500
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	60,278	377,944
AB Pooling Portfolio – Short Duration Bond Portfolio	160,314	1,511,759
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	3,610	39,499
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	3,596	40,522
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	16,981	213,795
AB Pooling Portfolio – U.S. Value Portfolio	16,691	210,803
AB Pooling Portfolio – Volatility Management Portfolio	59,667	669,463

Total Investments – 101.2% (cost $5,020,439)		5,458,898
Other assets less liabilities – (1.2)%		(66,491)

Net Assets – 100.0%		$5,392,407

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	81

AB 2000 Retirement Strategy—Portfolio of Investments

AB 2005 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 101.2%
Funds and Investment Trusts – 101.2%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	117,674	$1,134,381
AB Pooling Portfolio – Global Core Bond Portfolio	146,435	1,470,205
AB Pooling Portfolio – High-Yield Portfolio	17,119	169,823
AB Pooling Portfolio – International Growth Portfolio	33,518	279,205
AB Pooling Portfolio – International Value Portfolio	39,547	278,808
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	81,853	513,216
AB Pooling Portfolio – Short Duration Bond Portfolio	150,181	1,416,212
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	6,376	69,750
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	6,289	70,875
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	29,227	367,966
AB Pooling Portfolio – U.S. Value Portfolio	28,764	363,288
AB Pooling Portfolio – Volatility Management Portfolio	107,504	1,206,198

Total Investments – 101.2% (cost $6,437,543)		7,339,927
Other assets less liabilities – (1.2)%		(89,966)

Net Assets – 100.0%		$7,249,961

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

82	• AB RETIREMENT STRATEGIES

AB 2005 Retirement Strategy—Portfolio of Investments

AB 2010 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.4%
Funds and Investment Trusts – 100.4%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	728,456	$7,022,316
AB Pooling Portfolio – Global Core Bond Portfolio	759,301	7,623,384
AB Pooling Portfolio – High-Yield Portfolio	226,092	2,242,829
AB Pooling Portfolio – International Growth Portfolio	276,267	2,301,305
AB Pooling Portfolio – International Value Portfolio	324,992	2,291,195
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	607,626	3,809,817
AB Pooling Portfolio – Short Duration Bond Portfolio	496,966	4,686,392
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	59,325	649,015
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	59,092	665,961
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	226,521	2,851,903
AB Pooling Portfolio – U.S. Value Portfolio	222,995	2,816,428
AB Pooling Portfolio – Volatility Management Portfolio	777,218	8,720,381

Total Investments – 100.4% (cost $40,104,191)		45,680,926
Other assets less liabilities – (0.4)%		(168,207)

Net Assets – 100.0%		$45,512,719

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	83

AB 2010 Retirement Strategy—Portfolio of Investments

AB 2015 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 101.0%
Funds and Investment Trusts – 101.0%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	1,279,095	$12,330,476
AB Pooling Portfolio – Global Core Bond Portfolio	1,233,552	12,384,859
AB Pooling Portfolio – High-Yield Portfolio	609,412	6,045,363
AB Pooling Portfolio – International Growth Portfolio	709,489	5,910,046
AB Pooling Portfolio – International Value Portfolio	833,663	5,877,326
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	1,383,174	8,672,502
AB Pooling Portfolio – Short Duration Bond Portfolio	56,826	535,865
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	155,557	1,701,796
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	153,439	1,729,259
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	570,743	7,185,655
AB Pooling Portfolio – U.S. Value Portfolio	561,809	7,095,652
AB Pooling Portfolio – Volatility Management Portfolio	1,516,272	17,012,571

Total Investments – 101.0% (cost $71,959,849)		86,481,370
Other assets less liabilities – (1.0)%		(867,571)

Net Assets – 100.0%		$85,613,799

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

84	• AB RETIREMENT STRATEGIES

AB 2015 Retirement Strategy—Portfolio of Investments

AB 2020 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.3%
Funds and Investment Trusts – 100.3%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	1,498,726	$14,447,713
AB Pooling Portfolio – Global Core Bond Portfolio	1,840,856	18,482,195
AB Pooling Portfolio – High-Yield Portfolio	1,076,404	10,677,922
AB Pooling Portfolio – International Growth Portfolio	1,510,969	12,586,374
AB Pooling Portfolio – International Value Portfolio	1,779,727	12,547,078
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	2,440,525	15,302,094
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	365,585	3,999,497
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	362,648	4,087,045
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,151,243	14,494,153
AB Pooling Portfolio – U.S. Value Portfolio	1,137,036	14,360,758
AB Pooling Portfolio – Volatility Management Portfolio	2,647,376	29,703,562

Total Investments – 100.3% (cost $127,302,043)		150,688,391
Other assets less liabilities – (0.3)%		(518,915)

Net Assets – 100.0%		$150,169,476

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	85

AB 2020 Retirement Strategy—Portfolio of Investments

AB 2025 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.6%
Funds and Investment Trusts – 100.6%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	714,460	$6,887,397
AB Pooling Portfolio – Global Core Bond Portfolio	1,558,757	15,649,918
AB Pooling Portfolio – High-Yield Portfolio	1,081,035	10,723,863
AB Pooling Portfolio – International Growth Portfolio	1,784,066	14,861,273
AB Pooling Portfolio – International Value Portfolio	2,093,011	14,755,729
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	2,527,249	15,845,852
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	486,637	5,323,804
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	477,834	5,385,185
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,353,440	17,039,814
AB Pooling Portfolio – U.S. Value Portfolio	1,350,043	17,051,046
AB Pooling Portfolio – Volatility Management Portfolio	2,728,480	30,613,549

Total Investments – 100.6% (cost $129,612,157)		154,137,430
Other assets less liabilities – (0.6)%		(945,496)

Net Assets – 100.0%		$153,191,934

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

86	• AB RETIREMENT STRATEGIES

AB 2025 Retirement Strategy—Portfolio of Investments

AB 2030 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%(a)
AB Pooling Portfolio – Bond Inflation Protection Portfolio	56,421	$543,896
AB Pooling Portfolio – Global Core Bond Portfolio	952,625	9,564,356
AB Pooling Portfolio – High-Yield Portfolio	926,507	9,190,952
AB Pooling Portfolio – International Growth Portfolio	1,871,434	15,589,050
AB Pooling Portfolio – International Value Portfolio	2,195,423	15,477,730
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	1,864,668	11,691,466
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	508,648	5,564,608
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	498,926	5,622,892
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,410,132	17,753,557
AB Pooling Portfolio – U.S. Value Portfolio	1,414,718	17,867,894
AB Pooling Portfolio – Volatility Management Portfolio	2,076,259	23,295,631

Total Investments – 100.2% (cost $108,049,276)		132,162,032
Other assets less liabilities – (0.2)%		(309,428)

Net Assets – 100.0%		$131,852,604

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	87

AB 2030 Retirement Strategy—Portfolio of Investments

AB 2035 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.1%
Funds and Investment Trusts – 100.1%(a)
AB Pooling Portfolio – Global Core Bond Portfolio	530,901	$5,330,252
AB Pooling Portfolio – High-Yield Portfolio	544,460	5,401,042
AB Pooling Portfolio – International Growth Portfolio	1,732,953	14,435,498
AB Pooling Portfolio – International Value Portfolio	2,061,453	14,533,244
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	1,220,819	7,654,534
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	475,789	5,205,131
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	466,122	5,253,192
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,333,454	16,788,186
AB Pooling Portfolio – U.S. Value Portfolio	1,337,949	16,898,301
AB Pooling Portfolio – Volatility Management Portfolio	1,220,397	13,692,851

Total Investments – 100.1% (cost $85,611,766)		105,192,231
Other assets less liabilities – (0.1)%		(129,056)

Net Assets – 100.0%		$105,063,175

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

88	• AB RETIREMENT STRATEGIES

AB 2035 Retirement Strategy—Portfolio of Investments

AB 2040 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.2%
Funds and Investment Trusts – 100.2%(a)
AB Pooling Portfolio – Global Core Bond Portfolio	458,676	$4,605,111
AB Pooling Portfolio – High-Yield Portfolio	43,917	435,653
AB Pooling Portfolio – International Growth Portfolio	1,756,633	14,632,756
AB Pooling Portfolio – International Value Portfolio	2,074,572	14,625,733
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	783,140	4,910,286
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	480,915	5,261,214
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	472,083	5,320,374
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,323,167	16,658,670
AB Pooling Portfolio – U.S. Value Portfolio	1,316,521	16,627,664
AB Pooling Portfolio – Volatility Management Portfolio	838,505	9,408,026

Total Investments – 100.2% (cost $72,960,242)		92,485,487
Other assets less liabilities – (0.2)%		(230,478)

Net Assets – 100.0%		$92,255,009

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	89

AB 2040 Retirement Strategy—Portfolio of Investments

AB 2045 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.4%
Funds and Investment Trusts – 100.4%(a)
AB Pooling Portfolio – Global Core Bond Portfolio	380,092	$3,816,126
AB Pooling Portfolio – International Growth Portfolio	1,534,207	12,779,946
AB Pooling Portfolio – International Value Portfolio	1,806,105	12,733,040
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	616,331	3,864,396
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	414,642	4,536,178
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	409,017	4,609,618
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	1,166,797	14,689,972
AB Pooling Portfolio – U.S. Value Portfolio	1,166,699	14,735,413
AB Pooling Portfolio – Volatility Management Portfolio	367,820	4,126,940

Total Investments – 100.4% (cost $60,841,747)		75,891,629
Other assets less liabilities – (0.4)%		(303,240)

Net Assets – 100.0%		$75,588,389

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

90	• AB RETIREMENT STRATEGIES

AB 2045 Retirement Strategy—Portfolio of Investments

AB 2050 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.9%
Funds and Investment Trusts – 99.9%(a)
AB Pooling Portfolio – Global Core Bond Portfolio	101,556	$1,019,623
AB Pooling Portfolio – International Growth Portfolio	442,167	3,683,252
AB Pooling Portfolio – International Value Portfolio	522,484	3,683,513
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	168,656	1,057,472
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	122,657	1,341,874
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	120,988	1,363,538
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	337,678	4,251,365
AB Pooling Portfolio – U.S. Value Portfolio	334,244	4,221,498
AB Pooling Portfolio – Volatility Management Portfolio	9,204	103,265

Total Investments – 99.9% (cost $17,985,272)		20,725,400
Other assets less liabilities – 0.1%		21,820

Net Assets – 100.0%		$20,747,220

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	91

AB 2050 Retirement Strategy—Portfolio of Investments

AB 2055 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2015

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 100.0%
Funds and Investment Trusts – 100.0%(a)
AB Pooling Portfolio – Global Core Bond Portfolio	63,501	$637,551
AB Pooling Portfolio – International Growth Portfolio	278,674	2,321,352
AB Pooling Portfolio – International Value Portfolio	329,303	2,321,587
AB Pooling Portfolio – Multi-Asset Real Return Portfolio	104,954	658,060
AB Pooling Portfolio – Small-Mid Cap Growth Portfolio	77,189	844,447
AB Pooling Portfolio – Small-Mid Cap Value Portfolio	75,646	852,528
AB Pooling Portfolio – U.S. Large Cap Growth Portfolio	212,335	2,673,302
AB Pooling Portfolio – U.S. Value Portfolio	213,135	2,691,900

Total Investments – 100.0% (cost $12,693,671)		13,000,727
Other assets less liabilities – 0.0%		1,420

Net Assets – 100.0%		$13,002,147

(a)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

92	• AB RETIREMENT STRATEGIES

AB 2055 Retirement Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2015

AB 2000 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $5,020,439)	$5,458,898
Receivable for capital stock sold	11,813
Receivable due from Adviser	3,366

Total assets	5,474,077

Liabilities
Audit and tax fee payable	32,315
Legal fee payable	19,162
Custody fee payable	10,717
Payable for investments purchased	8,248
Transfer Agent fee payable	2,847
Payable for capital stock redeemed	276
Accrued expenses	8,105

Total liabilities	81,670

Net Assets	$5,392,407

Composition of Net Assets
Capital stock, at par	$542
Additional paid-in capital	4,925,983
Undistributed net investment income	186,594
Accumulated net realized loss on investment transactions	(159,171)
Net unrealized appreciation on investments	438,459

$5,392,407

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$740,431	71,298.58	$10.38

B	$25,124	2,433	$10.33

C	$155,336	15,451	$10.05

Advisor	$16,769	1,614.73	$10.39

R	$899,655	90,414	$9.95

K	$3,497,212	355,288	$9.84

I	$57,880	5,861	$9.88

See notes to financial statements.

AB RETIREMENT STRATEGIES •	93

Statement of Assets & Liabilities

AB 2005 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $6,437,543)	$7,339,927
Receivable for capital stock sold	5,157

Total assets	7,345,084

Liabilities
Audit and tax fee payable	30,900
Payable for capital stock redeemed	18,755
Legal fee payable	19,069
Custody fee payable	10,717
Payable for investments purchased	3,740
Transfer Agent fee payable	2,624
Advisory fee payable	804
Accrued expenses	8,514

Total liabilities	95,123

Net Assets	$7,249,961

Composition of Net Assets
Capital stock, at par	$676
Additional paid-in capital	11,248,407
Undistributed net investment income	37,600
Accumulated net realized loss on investment transactions	(4,939,106)
Net unrealized appreciation on investments	902,384

$7,249,961

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,520,412	233,266	$10.80

B	$12,404	1,155	$10.74

C	$241,915	22,700	$10.66

Advisor	$238,991	22,135	$10.80

R	$209,201	19,218	$10.89

K	$3,587,148	335,944	$10.68

I	$439,890	41,262	$10.66

See notes to financial statements.

94	• AB RETIREMENT STRATEGIES

Statement of Assets & Liabilities

AB 2010 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $40,104,191)	$45,680,926
Receivable for capital stock sold	119,570
Receivable for investments sold	19,174

Total assets	45,819,670

Liabilities
Payable for capital stock redeemed	206,133
Audit and tax fee payable	29,169
Legal fee payable	18,596
Advisory fee payable	16,456
Transfer Agent out of pocket fee payable	17,098
Transfer Agent fee payable	2,980
Accrued expenses	16,519

Total liabilities	306,951

Net Assets	$45,512,719

Composition of Net Assets
Capital stock, at par	$4,180
Additional paid-in capital	60,918,226
Undistributed net investment income	152,274
Accumulated net realized loss on investment transactions	(21,138,696)
Net unrealized appreciation on investments	5,576,735

$45,512,719

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,579,324	420,771	$10.88

B	$102,350	9,460	$10.82

C	$1,824,280	170,251	$10.72

Advisor	$16,207,622	1,488,852	$10.89

R	$4,362,559	400,246	$10.90

K	$18,104,867	1,660,369	$10.90

I	$331,717	30,508	$10.87

See notes to financial statements.

AB RETIREMENT STRATEGIES •	95

Statement of Assets & Liabilities

AB 2015 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $71,959,849)	$86,481,370
Receivable for capital stock sold	141,104
Receivable for investments sold	53,044

Total assets	86,675,518

Liabilities
Payable for capital stock redeemed	921,731
Advisory fee payable	36,104
Administrative fee payable	9,393
Transfer Agent fee payable	7,614
Accrued expenses	86,877

Total liabilities	1,061,719

Net Assets	$85,613,799

Composition of Net Assets
Capital stock, at par	$7,690
Additional paid-in capital	92,682,240
Undistributed net investment income	200,674
Accumulated net realized loss on investment transactions	(21,798,326)
Net unrealized appreciation on investments	14,521,521

$85,613,799

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$20,240,656	1,826,319	$11.08

B	$506,784	46,008.40	$11.02

C	$3,037,658	277,865	$10.93

Advisor	$2,338,838	209,760	$11.15

R	$11,926,134	1,068,929	$11.16

K	$43,137,991	3,861,957	$11.17

I	$4,425,738	398,763	$11.10

See notes to financial statements.

96	• AB RETIREMENT STRATEGIES

Statement of Assets & Liabilities

AB 2020 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $127,302,043)	$150,688,391
Receivable for investments sold	489,989
Receivable for capital stock sold	208,731

Total assets	151,387,111

Liabilities
Payable for capital stock redeemed	1,003,309
Advisory fee payable	81,963
Transfer Agent fee payable	12,945
Administrative fee payable	9,203
Accrued expenses	110,215

Total liabilities	1,217,635

Net Assets	$150,169,476

Composition of Net Assets
Capital stock, at par	$13,437
Additional paid-in capital	151,913,694
Undistributed net investment income	235,128
Accumulated net realized loss on investment transactions	(25,379,131)
Net unrealized appreciation on investments	23,386,348

$150,169,476

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$31,784,730	2,855,041	$11.13

B	$612,077	55,433	$11.04

C	$5,275,720	479,511	$11.00

Advisor	$3,483,210	311,368	$11.19

R	$17,082,035	1,527,540	$11.18

K	$75,207,103	6,710,193	$11.21

I	$16,724,601	1,498,213	$11.16

See notes to financial statements.

AB RETIREMENT STRATEGIES •	97

Statement of Assets & Liabilities

AB 2025 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $129,612,157)	$154,137,430
Receivable for capital stock sold	393,880

Total assets	154,531,310

Liabilities
Payable for capital stock redeemed	939,330
Payable for investments purchased	173,435
Advisory fee payable	90,935
Transfer Agent fee payable	14,261
Administrative fee payable	9,203
Accrued expenses	112,212

Total liabilities	1,339,376

Net Assets	$153,191,934

Composition of Net Assets
Capital stock, at par	$13,268
Additional paid-in capital	149,963,443
Undistributed net investment income	38,878
Accumulated net realized loss on investment transactions	(21,348,928)
Net unrealized appreciation on investments	24,525,273

$153,191,934

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$30,341,707	2,635,300	$11.51

B	$696,659	61,390	$11.35

C	$4,410,665	389,798	$11.32

Advisor	$2,713,506	234,779	$11.56

R	$17,411,263	1,502,824	$11.59

K	$92,473,713	7,998,325	$11.56

I	$5,144,421	445,206	$11.56

See notes to financial statements.

98	• AB RETIREMENT STRATEGIES

Statement of Assets & Liabilities

AB 2030 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $108,049,276)	$132,162,032
Receivable for capital stock sold	173,841

Total assets	132,335,873

Liabilities
Payable for capital stock redeemed	241,075
Advisory fee payable	70,956
Payable for investments purchased	48,833
Audit and tax fee payable	29,170
Administrative fee payable	8,412
Transfer Agent fee payable	6,439
Accrued expenses	78,384

Total liabilities	483,269

Net Assets	$131,852,604

Composition of Net Assets
Capital stock, at par	$11,187
Additional paid-in capital	113,327,710
Distributions in excess of net investment income	(54,764)
Accumulated net realized loss on investment transactions	(5,544,285)
Net unrealized appreciation on investments	24,112,756

$131,852,604

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$28,399,823	2,412,726	$11.77

B	$651,213	55,846	$11.66

C	$3,621,283	311,079	$11.64

Advisor	$3,545,897	300,426	$11.80

R	$19,524,991	1,651,466	$11.82

K	$71,554,671	6,067,771	$11.79

I	$4,554,726	387,474	$11.75

See notes to financial statements.

AB RETIREMENT STRATEGIES •	99

Statement of Assets & Liabilities

AB 2035 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $85,611,766)	$105,192,231
Receivable for investments sold	341,020
Receivable for capital stock sold	245,468

Total assets	105,778,719

Liabilities
Payable for capital stock redeemed	558,739
Advisory fee payable	43,378
Administrative fee payable	8,412
Transfer Agent fee payable	5,273
Accrued expenses	99,742

Total liabilities	715,544

Net Assets	$105,063,175

Composition of Net Assets
Capital stock, at par	$8,702
Additional paid-in capital	84,767,637
Undistributed net investment income	523,735
Accumulated net realized gain on investment transactions	182,636
Net unrealized appreciation on investments	19,580,465

$105,063,175

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$21,418,176	1,771,819	$12.09

B	$300,737	24,990	$12.03

C	$2,930,847	244,780	$11.97

Advisor	$4,337,673	358,147	$12.11

R	$11,643,173	964,738	$12.07

K	$59,740,092	4,948,310	$12.07

I	$4,692,477	389,253	$12.06

See notes to financial statements.

100	• AB RETIREMENT STRATEGIES

Statement of Assets & Liabilities

AB 2040 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $72,960,242)	$92,485,487
Receivable for investments sold	192,384
Receivable for capital stock sold	145,113

Total assets	92,822,984

Liabilities
Payable for capital stock redeemed	422,354
Advisory fee payable	37,389
Audit and tax fee payable	29,170
Administrative fee payable	8,412
Transfer Agent fee payable	4,680
Accrued expenses	65,970

Total liabilities	567,975

Net Assets	$92,255,009

Composition of Net Assets
Capital stock, at par	$7,522
Additional paid-in capital	67,312,479
Distributions in excess of net investment income	(317,992)
Accumulated net realized gain on investment transactions	5,727,755
Net unrealized appreciation on investments	19,525,245

$92,255,009

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$19,599,541	1,592,560	$12.31

B	$393,219	32,111	$12.25

C	$2,706,533	221,683	$12.21

Advisor	$5,588,406	452,744	$12.34

R	$13,219,722	1,076,923	$12.28

K	$46,049,857	3,762,395	$12.24

I	$4,697,731	384,042	$12.23

See notes to financial statements.

AB RETIREMENT STRATEGIES •	101

Statement of Assets & Liabilities

AB 2045 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $60,841,747)	$75,891,629
Receivable for capital stock sold	175,032
Receivable for investments sold	61,105

Total assets	76,127,766

Liabilities
Payable for capital stock redeemed	413,973
Advisory fee payable	22,314
Audit and tax fee payable	29,170
Administrative fee payable	8,412
Transfer Agent fee payable	3,721
Accrued expenses	61,787

Total liabilities	539,377

Net Assets	$75,588,389

Composition of Net Assets
Capital stock, at par	$6,387
Additional paid-in capital	57,035,107
Distributions in excess of net investment income	(202,175)
Accumulated net realized gain on investment transactions	3,699,188
Net unrealized appreciation on investments	15,049,882

$75,588,389

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$14,440,826	1,212,386	$11.91

B	$233,920	19,867	$11.77

C	$2,541,380	216,726	$11.73

Advisor	$13,451,670	1,127,404	$11.93

R	$9,140,475	773,488	$11.82

K	$32,331,134	2,743,547	$11.78

I	$3,448,984	293,378	$11.76

See notes to financial statements.

102	• AB RETIREMENT STRATEGIES

Statement of Assets & Liabilities

AB 2050 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $17,985,272)	$20,725,400
Receivable for capital stock sold	128,309
Receivable due from Adviser	40,663

Total assets	20,894,372

Liabilities
Payable for investments purchased	40,848
Payable for capital stock redeemed	33,037
Audit and tax fee payable	29,170
Legal fee payable	18,271
Custody fee payable	10,718
Transfer Agent fee payable	2,237
Accrued expenses	12,871

Total liabilities	147,152

Net Assets	$20,747,220

Composition of Net Assets
Capital stock, at par	$2,647
Additional paid-in capital	17,089,296
Distributions in excess of net investment income	(45,698)
Accumulated net realized gain on investment transactions	960,847
Net unrealized appreciation on investments	2,740,128

$20,747,220

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,560,206	445,929	$7.98

B	$27,724	3,507	$7.91

C	$514,147	65,253	$7.88

Advisor	$223,051	27,448	$8.13

R	$2,776,912	354,189	$7.84

K	$10,713,287	1,373,847	$7.80

I	$2,931,893	376,528	$7.79

See notes to financial statements.

AB RETIREMENT STRATEGIES •	103

Statement of Assets & Liabilities

AB 2055 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $12,693,671)	$13,000,727
Receivable for capital stock sold	66,447
Receivable due from Adviser	47,400

Total assets	13,114,574

Liabilities
Audit and tax fee payable	33,211
Payable for investments purchased	24,909
Legal fee payable	18,598
Payable for capital stock redeemed	12,945
Custody fee payable	10,717
Transfer Agent fee payable	2,495
Accrued expenses	9,552

Total liabilities	112,427

Net Assets	$13,002,147

Composition of Net Assets
Capital stock, at par	$1,533
Additional paid-in capital	12,185,723
Distributions in excess of net investment income	(34,517)
Accumulated net realized gain on investment transactions	542,352
Net unrealized appreciation on investments	307,056

$13,002,147

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,639,681	178,957	$9.16

B	$37,605	4,273	$8.80

C	$433,894	49,598	$8.75

Advisor	$12,728	1,356	$9.39

R	$1,320,756	157,031	$8.41

K	$7,823,471	934,614	$8.37

I	$1,734,012	207,075	$8.37

See notes to financial statements.

104	• AB RETIREMENT STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2015

	AB 2000 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$247,236

Expenses
Advisory fee (see Note B)	$38,770
Distribution fee – Class A	2,122
Distribution fee – Class B	269
Distribution fee – Class C	4,104
Distribution fee – Class R	3,659
Distribution fee – Class K	9,785
Transfer agency – Class A	11,551
Transfer agency – Class B	463
Transfer agency – Class C	6,152
Transfer agency – Advisor Class	177
Transfer agency – Class R	2,335
Transfer agency – Class K	9,361
Transfer agency – Class I	113
Custodian	64,300
Administrative	55,500
Registration fees	51,420
Audit and tax	36,930
Legal	28,254
Directors’ fees	17,137
Printing	5,091
Miscellaneous	6,630

Total expenses	354,123
Less: expenses waived and reimbursed by the Adviser (see Note B)	(294,364)

Net expenses		59,759

Net investment income		187,477

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		44,568
Net realized gain distributions from affiliated Underlying Portfolios		152,372
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(590,861)

Net loss on investment transactions		(393,921)

Net Decrease in Net Assets from Operations		$(206,444)

See notes to financial statements.

AB RETIREMENT STRATEGIES •	105

Statement of Operations

	AB 2005 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$386,172

Expenses
Advisory fee (see Note B)	$52,592
Distribution fee – Class A	7,542
Distribution fee – Class B	980
Distribution fee – Class C	2,139
Distribution fee – Class R	1,701
Distribution fee – Class K	10,923
Transfer agency – Class A	13,518
Transfer agency – Class B	433
Transfer agency – Class C	1,275
Transfer agency – Advisor Class	1,206
Transfer agency – Class R	1,028
Transfer agency – Class K	10,207
Transfer agency – Class I	529
Custodian	64,300
Administrative	55,500
Registration fees	48,720
Audit and tax	35,515
Legal	28,254
Directors’ fees	17,138
Printing	5,291
Miscellaneous	6,822

Total expenses	365,613
Less: expenses waived and reimbursed by the Adviser (see Note B)	(283,737)

Net expenses		81,876

Net investment income		304,296

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		511,809
Net realized gain distributions from affiliated Underlying Portfolios		278,441
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(1,414,198)

Net loss on investment transactions		(623,948)

Net Decrease in Net Assets from Operations		$(319,652)

See notes to financial statements.

106	• AB RETIREMENT STRATEGIES

Statement of Operations

	AB 2010 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,080,595

Expenses
Advisory fee (see Note B)	$283,748
Distribution fee – Class A	20,604
Distribution fee – Class B	1,602
Distribution fee – Class C	18,221
Distribution fee – Class R	22,213
Distribution fee – Class K	42,715
Transfer agency – Class A	11,975
Transfer agency – Class B	326
Transfer agency – Class C	3,657
Transfer agency – Advisor Class	25,660
Transfer agency – Class R	13,797
Transfer agency – Class K	41,135
Transfer agency – Class I	506
Custodian	64,300
Registration fees	54,837
Administrative	55,976
Audit and tax	33,785
Legal	27,780
Directors’ fees	17,138
Printing	8,486
Miscellaneous	8,163

Total expenses	756,624
Less: expenses waived and reimbursed by the Adviser (see Note B)	(326,992)

Net expenses		429,632

Net investment income		1,650,963

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,451,193
Net realized gain distributions from affiliated Underlying Portfolios		1,671,418
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(7,065,143)

Net loss on investment transactions		(3,942,532)

Net Decrease in Net Assets from Operations		$(2,291,569)

See notes to financial statements.

AB RETIREMENT STRATEGIES •	107

Statement of Operations

	AB 2015 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,704,821

Expenses
Advisory fee (see Note B)	$625,161
Distribution fee – Class A	63,565
Distribution fee – Class B	6,636
Distribution fee – Class C	34,318
Distribution fee – Class R	59,837
Distribution fee – Class K	114,317
Transfer agency – Class A	32,145
Transfer agency – Class B	1,047
Transfer agency – Class C	5,293
Transfer agency – Advisor Class	4,101
Transfer agency – Class R	37,392
Transfer agency – Class K	109,377
Transfer agency – Class I	1,006
Custodian	64,300
Administrative	55,933
Registration fees	55,760
Audit and tax	33,785
Legal	27,780
Directors’ fees	17,296
Printing	14,640
Miscellaneous	10,720

Total expenses	1,374,409
Less: expenses waived and reimbursed by the Adviser (see Note B)	(373,736)

Net expenses		1,000,673

Net investment income		3,704,148

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		4,958,670
Net realized gain distributions from affiliated Underlying Portfolios		4,474,502
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(18,653,739)

Net loss on investment transactions		(9,220,567)

Net Decrease in Net Assets from Operations		$(5,516,419)

See notes to financial statements.

108	• AB RETIREMENT STRATEGIES

Statement of Operations

	AB 2020 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$7,578,715

Expenses
Advisory fee (see Note B)	$1,097,881
Distribution fee – Class A	95,421
Distribution fee – Class B	7,857
Distribution fee – Class C	51,248
Distribution fee – Class R	90,674
Distribution fee – Class K	194,865
Transfer agency – Class A	47,419
Transfer agency – Class B	1,266
Transfer agency – Class C	8,039
Transfer agency – Advisor Class	6,123
Transfer agency – Class R	56,291
Transfer agency – Class K	188,110
Transfer agency – Class I	8,777
Custodian	64,300
Registration fees	62,411
Administrative	55,457
Audit and tax	33,785
Legal	27,780
Printing	20,527
Directors’ fees	17,296
Miscellaneous	13,426

Total expenses	2,148,953
Less: expenses waived and reimbursed by the Adviser (see Note B)	(411,939)

Net expenses		1,737,014

Net investment income		5,841,701

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		6,835,020
Net realized gain distributions from affiliated Underlying Portfolios		8,324,353
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(30,402,566)

Net loss on investment transactions		(15,243,193)

Net Decrease in Net Assets from Operations		$(9,401,492)

See notes to financial statements.

AB RETIREMENT STRATEGIES •	109

Statement of Operations

	AB 2025 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$7,678,893

Expenses
Advisory fee (see Note B)	$1,119,797
Distribution fee – Class A	92,362
Distribution fee – Class B	8,530
Distribution fee – Class C	41,672
Distribution fee – Class R	89,143
Distribution fee – Class K	231,869
Transfer agency – Class A	45,272
Transfer agency – Class B	1,338
Transfer agency – Class C	6,544
Transfer agency – Advisor Class	4,825
Transfer agency – Class R	55,650
Transfer agency – Class K	218,793
Transfer agency – Class I	6,478
Custodian	64,300
Registration fees	60,758
Administrative	55,457
Audit and tax	33,785
Legal	27,780
Printing	20,840
Directors’ fees	17,296
Miscellaneous	14,266

Total expenses	2,216,755
Less: expenses waived and reimbursed by the Adviser (see Note B)	(387,370)

Net expenses		1,829,385

Net investment income		5,849,508

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		5,446,369
Net realized gain distributions from affiliated Underlying Portfolios		9,854,054
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(30,778,402)

Net loss on investment transactions		(15,477,979)

Net Decrease in Net Assets from Operations		$(9,628,471)

See notes to financial statements.

110	• AB RETIREMENT STRATEGIES

Statement of Operations

	AB 2030 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$6,176,152

Expenses
Advisory fee (see Note B)	$1,013,715
Distribution fee – Class A	84,887
Distribution fee – Class B	7,248
Distribution fee – Class C	40,450
Distribution fee – Class R	91,456
Distribution fee – Class K	173,193
Transfer agency – Class A	42,052
Transfer agency – Class B	1,216
Transfer agency – Class C	6,258
Transfer agency – Advisor Class	5,693
Transfer agency – Class R	57,625
Transfer agency – Class K	163,556
Transfer agency – Class I	5,691
Custodian	64,300
Registration fees	59,502
Administrative	50,845
Audit and tax	33,785
Legal	27,643
Printing	20,872
Directors’ fees	17,296
Miscellaneous	12,742

Total expenses	1,980,025
Less: expenses waived and reimbursed by the Adviser (see Note B)	(406,953)

Net expenses		1,573,072

Net investment income		4,603,080

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		5,619,475
Net realized gain distributions from affiliated Underlying Portfolios		9,550,992
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(27,780,203)

Net loss on investment transactions		(12,609,736)

Net Decrease in Net Assets from Operations		$(8,006,656)

See notes to financial statements.

AB RETIREMENT STRATEGIES •	111

Statement of Operations

	AB 2035 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$4,797,300

Expenses
Advisory fee (see Note B)	$818,762
Distribution fee – Class A	67,087
Distribution fee – Class B	4,472
Distribution fee – Class C	28,606
Distribution fee – Class R	56,960
Distribution fee – Class K	145,702
Transfer agency – Class A	40,882
Transfer agency – Class B	889
Transfer agency – Class C	5,617
Transfer agency – Advisor Class	8,351
Transfer agency – Class R	35,784
Transfer agency – Class K	136,337
Transfer agency – Class I	6,154
Custodian	64,300
Registration fees	61,578
Administrative	50,846
Audit and tax	33,785
Legal	27,643
Printing	22,627
Directors’ fees	17,296
Miscellaneous	11,066

Total expenses	1,644,744
Less: expenses waived and reimbursed by the Adviser (see Note B)	(396,734)

Net expenses		1,248,010

Net investment income		3,549,290

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		3,953,960
Net realized gain distributions from affiliated Underlying Portfolios		8,905,405
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(22,158,420)

Net loss on investment transactions		(9,299,055)

Net Decrease in Net Assets from Operations		$(5,749,765)

See notes to financial statements.

112	• AB RETIREMENT STRATEGIES

Statement of Operations

	AB 2040 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$3,904,696

Expenses
Advisory fee (see Note B)	$712,943
Distribution fee – Class A	56,991
Distribution fee – Class B	4,512
Distribution fee – Class C	24,541
Distribution fee – Class R	62,427
Distribution fee – Class K	117,707
Transfer agency – Class A	38,743
Transfer agency – Class B	1,003
Transfer agency – Class C	5,354
Transfer agency – Advisor Class	10,991
Transfer agency – Class R	39,287
Transfer agency – Class K	108,972
Transfer agency – Class I	5,565
Custodian	64,300
Registration fees	60,701
Administrative	50,846
Audit and tax	33,785
Legal	27,643
Printing	19,141
Directors’ fees	17,292
Miscellaneous	10,899

Total expenses	1,473,643
Less: expenses waived and reimbursed by the Adviser (see Note B)	(383,766)

Net expenses		1,089,877

Net investment income		2,814,819

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		2,942,722
Net realized gain distributions from affiliated Underlying Portfolios		8,547,572
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(18,609,427)

Net loss on investment transactions		(7,119,133)

Net Decrease in Net Assets from Operations		$(4,304,314)

See notes to financial statements.

AB RETIREMENT STRATEGIES •	113

Statement of Operations

	AB 2045 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,990,693

Expenses
Advisory fee (see Note B)	$556,583
Distribution fee – Class A	43,184
Distribution fee – Class B	2,456
Distribution fee – Class C	21,106
Distribution fee – Class R	44,725
Distribution fee – Class K	76,774
Transfer agency – Class A	34,085
Transfer agency – Class B	685
Transfer agency – Class C	5,425
Transfer agency – Advisor Class	27,154
Transfer agency – Class R	28,007
Transfer agency – Class K	71,916
Transfer agency – Class I	4,250
Custodian	64,300
Registration fees	58,976
Administrative	50,846
Audit and tax	33,785
Legal	27,643
Printing	19,304
Directors’ fees	17,292
Miscellaneous	9,849

Total expenses	1,198,345
Less: expenses waived and reimbursed by the Adviser (see Note B)	(370,619)

Net expenses		827,726

Net investment income		2,162,967

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,219,069
Net realized gain distributions from affiliated Underlying Portfolios		6,986,246
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(13,932,223)

Net loss on investment transactions		(5,726,908)

Net Decrease in Net Assets from Operations		$(3,563,941)

See notes to financial statements.

114	• AB RETIREMENT STRATEGIES

Statement of Operations

	AB 2050 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$742,705

Expenses
Advisory fee (see Note B)	$145,418
Distribution fee – Class A	9,498
Distribution fee – Class B	307
Distribution fee – Class C	4,019
Distribution fee – Class R	12,163
Distribution fee – Class K	24,223
Transfer agency – Class A	16,181
Transfer agency – Class B	186
Transfer agency – Class C	2,216
Transfer agency – Advisor Class	896
Transfer agency – Class R	7,758
Transfer agency – Class K	22,250
Transfer agency – Class I	3,410
Registration fees	91,513
Custodian	64,301
Administrative	51,631
Audit and tax	33,786
Legal	27,380
Directors’ fees	17,135
Printing	10,794
Miscellaneous	7,258

Total expenses	552,323
Less: expenses waived and reimbursed by the Adviser (see Note B)	(334,010)

Net expenses		218,313

Net investment income		524,392

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		156,062
Net realized gain distributions from affiliated Underlying Portfolios		1,829,726
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(3,484,200)

Net loss on investment transactions		(1,498,412)

Net Decrease in Net Assets from Operations		$(974,020)

See notes to financial statements.

AB RETIREMENT STRATEGIES •	115

Statement of Operations

	AB 2055 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$399,659

Expenses
Advisory fee (see Note B)	$81,839
Distribution fee – Class A	3,798
Distribution fee – Class B	343
Distribution fee – Class C	3,550
Distribution fee – Class R	5,687
Distribution fee – Class K	15,094
Transfer agency – Class A	13,427
Transfer agency – Class B	391
Transfer agency – Class C	3,831
Transfer agency – Advisor Class	227
Transfer agency – Class R	3,354
Transfer agency – Class K	13,698
Transfer agency – Class I	1,764
Registration fees	90,013
Custodian	64,300
Administrative	51,631
Audit and tax	37,826
Legal	27,732
Directors’ fees	17,146
Printing	9,620
Miscellaneous	6,983

Total expenses	452,254
Less: expenses waived and reimbursed by the Adviser (see Note B)	(328,380)

Net expenses		123,874

Net investment income		275,785

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(253,055)
Net realized gain distributions from affiliated Underlying Portfolios		977,450
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(1,622,905)

Net loss on investment transactions		(898,510)

Net Decrease in Net Assets from Operations		$(622,725)

See notes to financial statements.

116	• AB RETIREMENT STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	AB 2000 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$187,477	$237,123
Net realized gain on sale of affiliated Underlying Portfolio shares	44,568	444,061
Net realized gain distributions from affiliated Underlying Portfolios	152,372	165,868
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(590,861)	87,052

Net increase (decrease) in net assets from operations	(206,444)	934,104
Dividends and Distributions to Shareholders from
Net investment income
Class A	(17,736)	– 0	–
Class C	(11,991)	– 0	–
Advisor Class	(314)	– 0	–
Class R	(28,736)	(4,010)
Class K	(167,032)	(27,792)
Class I	(8,199)	(20,210)
Net realized gain on investment transactions
Class A	(56,376)	(18,489)
Class B	(2,424)	(2,348)
Class C	(37,736)	(7,497)
Advisor Class	(711)	(152)
Class R	(61,679)	(16,234)
Class K	(323,500)	(84,340)
Class I	(17,614)	(41,522)
Capital Stock Transactions
Net decrease	(1,181,755)	(4,379,625)

Total decrease	(2,122,247)	(3,668,115)
Net Assets
Beginning of period	7,514,654	11,182,769

End of period (including undistributed net investment income of $186,594 and $233,156, respectively)	$5,392,407	$7,514,654

See notes to financial statements.

AB RETIREMENT STRATEGIES •	117

Statement of Changes in Net Assets

AB 2005 Retirement Strategy
Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$304,296	$396,516
Net realized gain on sale of affiliated Underlying Portfolio shares	511,809	1,326,724
Net realized gain distributions from affiliated Underlying Portfolios	278,441	290,709
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(1,414,198)	(385,331)

Net increase (decrease) in net assets from operations	(319,652)	1,628,618
Dividends to Shareholders from
Net investment income
Class A	(83,762)	(98,281)
Class B	(2,368)	(4,694)
Class C	(6,843)	(3,071)
Advisor Class	(8,991)	(3,692)
Class R	(13,546)	– 0	–
Class K	(181,804)	(204,330)
Class I	(15,725)	(36,063)
Capital Stock Transactions
Net decrease	(3,673,764)	(7,074,128)

Total decrease	(4,306,455)	(5,795,641)
Net Assets
Beginning of period	11,556,416	17,352,057

End of period (including undistributed net investment income of $37,600 and $46,371, respectively)	$7,249,961	$11,556,416

See notes to financial statements.

118	• AB RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	AB 2010 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,650,963	$1,600,505
Net realized gain on sale of affiliated Underlying Portfolio shares	1,451,193	2,383,342
Net realized gain distributions from affiliated Underlying Portfolios	1,671,418	1,218,912
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(7,065,143)	2,047,117

Net increase (decrease) in net assets from operations	(2,291,569)	7,249,876
Dividends to Shareholders from
Net investment income
Class A	(275,389)	(288,321)
Class B	(4,302)	(6,629)
Class C	(59,622)	(37,918)
Advisor Class	(492,932)	(294,007)
Class R	(162,834)	(147,706)
Class K	(657,584)	(649,475)
Class I	(18,410)	(91,377)
Capital Stock Transactions
Net decrease	(6,917,798)	(6,889,303)

Total decrease	(10,880,440)	(1,154,860)
Net Assets
Beginning of period	56,393,159	57,548,019

End of period (including undistributed net investment income of $152,274 and $172,407, respectively)	$45,512,719	$56,393,159

See notes to financial statements.

AB RETIREMENT STRATEGIES •	119

Statement of Changes in Net Assets

	AB 2015 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,704,148	$3,752,193
Net realized gain on sale of affiliated Underlying Portfolio shares	4,958,670	6,511,790
Net realized gain distributions from affiliated Underlying Portfolios	4,474,502	3,087,802
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(18,653,739)	4,972,544

Net increase (decrease) in net assets from operations	(5,516,419)	18,324,329
Dividends to Shareholders from
Net investment income
Class A	(908,287)	(968,447)
Class B	(24,783)	(23,536)
Class C	(133,775)	(109,299)
Advisor Class	(138,917)	(113,834)
Class R	(471,012)	(383,496)
Class K	(1,898,974)	(1,664,579)
Class I	(187,489)	(336,897)
Capital Stock Transactions
Net decrease	(27,647,113)	(21,646,699)

Total decrease	(36,926,769)	(6,922,458)
Net Assets
Beginning of period	122,540,568	129,463,026

End of period (including undistributed net investment income of $200,674 and $259,763, respectively)	$85,613,799	$122,540,568

See notes to financial statements.

120	• AB RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	AB 2020 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,841,701	$6,213,074
Net realized gain on sale of affiliated Underlying Portfolio shares	6,835,020	11,335,799
Net realized gain distributions from affiliated Underlying Portfolios	8,324,353	5,471,657
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(30,402,566)	8,799,752

Net increase (decrease) in net assets from operations	(9,401,492)	31,820,282
Dividends to Shareholders from
Net investment income
Class A	(1,350,935)	(1,322,920)
Class B	(23,755)	(32,109)
Class C	(179,254)	(133,157)
Advisor Class	(184,005)	(161,312)
Class R	(683,717)	(595,083)
Class K	(2,981,372)	(2,717,413)
Class I	(557,713)	(1,054,598)
Capital Stock Transactions
Net decrease	(32,203,525)	(38,149,209)

Total decrease	(47,565,768)	(12,345,519)
Net Assets
Beginning of period	197,735,244	210,080,763

End of period (including undistributed net investment income of $235,128 and $354,178, respectively)	$150,169,476	$197,735,244

See notes to financial statements.

AB RETIREMENT STRATEGIES •	121

Statement of Changes in Net Assets

	AB 2025 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,849,508	$5,790,112
Net realized gain on sale of affiliated Underlying Portfolio shares	5,446,369	8,780,292
Net realized gain distributions from affiliated Underlying Portfolios	9,854,054	5,554,669
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(30,778,402)	11,985,110

Net increase (decrease) in net assets from operations	(9,628,471)	32,110,183
Dividends to Shareholders from
Net investment income
Class A	(1,297,050)	(1,266,557)
Class B	(26,979)	(29,397)
Class C	(141,007)	(110,644)
Advisor Class	(151,931)	(119,742)
Class R	(615,682)	(614,759)
Class K	(3,523,559)	(2,839,708)
Class I	(209,335)	(620,818)
Capital Stock Transactions
Net decrease	(28,128,413)	(19,884,183)

Total increase (decrease)	(43,722,427)	6,624,375
Net Assets
Beginning of period	196,914,361	190,289,986

End of period (including undistributed net investment income of $38,878 and $154,913, respectively)	$153,191,934	$196,914,361

See notes to financial statements.

122	• AB RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	AB 2030 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,603,080	$4,904,218
Net realized gain on sale of affiliated Underlying Portfolio shares	5,619,475	10,844,523
Net realized gain distributions from affiliated Underlying Portfolios	9,550,992	5,386,096
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(27,780,203)	8,983,451

Net increase (decrease) in net assets from operations	(8,006,656)	30,118,288
Dividends to Shareholders from
Net investment income
Class A	(1,053,335)	(1,198,869)
Class B	(21,924)	(19,360)
Class C	(135,610)	(88,476)
Advisor Class	(163,774)	(130,838)
Class R	(645,181)	(563,944)
Class K	(2,527,526)	(2,026,667)
Class I	(166,668)	(633,164)
Capital Stock Transactions
Net decrease	(21,625,761)	(33,283,123)

Total decrease	(34,346,435)	(7,826,153)
Net Assets
Beginning of period	166,199,039	174,025,192

End of period (including distributions in excess of net investment income of ($54,764) and undistributed net investment income of $56,174, respectively)	$131,852,604	$166,199,039

See notes to financial statements.

AB RETIREMENT STRATEGIES •	123

Statement of Changes in Net Assets

	AB 2035 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,549,290	$3,565,743
Net realized gain on sale of affiliated Underlying Portfolio shares	3,953,960	8,511,531
Net realized gain distributions from affiliated Underlying Portfolios	8,905,405	4,743,985
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(22,158,420)	8,058,187

Net increase (decrease) in net assets from operations	(5,749,765)	24,879,446
Dividends to Shareholders from
Net investment income
Class A	(834,373)	(706,504)
Class B	(11,772)	(9,047)
Class C	(79,734)	(40,768)
Advisor Class	(173,327)	(126,896)
Class R	(360,793)	(280,067)
Class K	(2,006,631)	(1,546,465)
Class I	(168,607)	(591,083)
Capital Stock Transactions
Net decrease	(19,422,883)	(22,690,904)

Total decrease	(28,807,885)	(1,112,288)
Net Assets
Beginning of period	133,871,060	134,983,348

End of period (including undistributed net investment income of $523,735 and $609,682, respectively)	$105,063,175	$133,871,060

See notes to financial statements.

124	• AB RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	AB 2040 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,814,819	$2,853,009
Net realized gain on sale of affiliated Underlying Portfolio shares	2,942,722	9,586,771
Net realized gain distributions from affiliated Underlying Portfolios	8,547,572	4,611,109
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(18,609,427)	5,566,530

Net increase (decrease) in net assets from operations	(4,304,314)	22,617,419
Dividends to Shareholders from
Net investment income
Class A	(752,932)	(622,532)
Class B	(12,613)	(7,965)
Class C	(80,951)	(32,713)
Advisor Class	(227,877)	(136,228)
Class R	(466,817)	(251,865)
Class K	(1,840,652)	(1,064,374)
Class I	(156,387)	(526,516)
Net realized gain on investment transactions
Class A	(460,997)	– 0	–
Class B	(11,049)	– 0	–
Class C	(62,928)	– 0	–
Advisor Class	(125,188)	– 0	–
Class R	(315,352)	– 0	–
Class K	(1,109,312)	– 0	–
Class I	(88,594)	– 0	–
Capital Stock Transactions
Net decrease	(13,345,784)	(24,700,172)

Total decrease	(23,361,747)	(4,724,946)
Net Assets
Beginning of period	115,616,756	120,341,702

End of period (including distributions in excess of net investment income of ($317,992) and undistributed net investment income of $372,087, respectively)	$92,255,009	$115,616,756

See notes to financial statements.

AB RETIREMENT STRATEGIES •	125

Statement of Changes in Net Assets

	AB 2045 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,162,967	$1,874,306
Net realized gain on sale of affiliated Underlying Portfolio shares	1,219,069	5,170,768
Net realized gain distributions from affiliated Underlying Portfolios	6,986,246	3,326,998
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(13,932,223)	6,253,908

Net increase (decrease) in net assets from operations	(3,563,941)	16,625,980
Dividends and Distributions to Shareholders from
Net investment income
Class A	(500,567)	(371,279)
Class B	(5,981)	(3,277)
Class C	(54,860)	(19,978)
Advisor Class	(396,509)	(226,002)
Class R	(278,425)	(157,359)
Class K	(1,016,092)	(593,910)
Class I	(112,708)	(323,235)
Net realized gain on investment transactions
Class A	(789,027)	– 0	–
Class B	(13,440)	– 0	–
Class C	(114,972)	– 0	–
Advisor Class	(550,995)	– 0	–
Class R	(491,457)	– 0	–
Class K	(1,550,877)	– 0	–
Class I	(159,298)	– 0	–
Capital Stock Transactions
Net decrease	(4,072,462)	(12,154,692)

Total increase (decrease)	(13,671,611)	2,776,248
Net Assets
Beginning of period	89,260,000	86,483,752

End of period (including distributions in excess of net investment income of ($202,175) and $0, respectively)	$75,588,389	$89,260,000

See notes to financial statements.

126	• AB RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	AB 2050 Retirement Strategy
	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$524,392	$539,497
Net realized gain on sale of affiliated Underlying Portfolio shares	156,062	2,574,531
Net realized gain distributions from affiliated Underlying Portfolios	1,829,726	1,019,187
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(3,484,200)	672,863

Net increase (decrease) in net assets from operations	(974,020)	4,806,078
Dividends and Distributions to Shareholders from
Net investment income
Class A	(81,681)	(63,451)
Class B	(732)	(165)
Class C	(10,684)	(1,231)
Advisor Class	(5,940)	(2,595)
Class R	(73,830)	(34,732)
Class K	(312,011)	(189,299)
Class I	(85,235)	(263,547)
Net realized gain on investment transactions
Class A	(522,600)	(102,713)
Class B	(6,315)	(980)
Class C	(81,402)	(11,874)
Advisor Class	(31,577)	(3,203)
Class R	(455,760)	(68,183)
Class K	(1,709,195)	(244,472)
Class I	(430,297)	(271,780)
Capital Stock Transactions
Net increase (decrease)	2,950,501	(6,136,721)

Total decrease	(1,830,778)	(2,588,868)
Net Assets
Beginning of period	22,577,998	25,166,866

End of period (including distributions in excess of net investment income of ($45,698) and $0, respectively)	$20,747,220	$22,577,998

See notes to financial statements.

AB RETIREMENT STRATEGIES •	127

Statement of Changes in Net Assets

AB 2055 Retirement Strategy
Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$275,785	$214,571
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(253,055)	920,333
Net realized gain distributions from affiliated Underlying Portfolios	977,450	410,461
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(1,622,905)	415,679

Net increase (decrease) in net assets from operations	(622,725)	1,961,044
Dividends and Distributions to Shareholders from
Net investment income
Class A	(27,419)	(23,993)
Class B	(644)	– 0	–
Class C	(8,013)	(709)
Advisor Class	(584)	(2)
Class R	(32,889)	(18,188)
Class K	(213,857)	(80,845)
Class I	(44,622)	(103,286)
Net realized gain on investment transactions
Class A	(142,574)	(45,453)
Class B	(4,575)	(898)
Class C	(51,608)	(8,699)
Advisor Class	(2,391)	(364)
Class R	(127,454)	(20,516)
Class K	(732,917)	(77,962)
Class I	(143,570)	(82,212)
Capital Stock Transactions
Net increase	3,859,403	317,431

Total increase	1,703,561	1,815,348
Net Assets
Beginning of period	11,298,586	9,483,238

End of period (including distributions in excess of net investment income of ($34,517) and undistributed net investment income of $15,393, respectively)	$13,002,147	$11,298,586

See notes to financial statements.

128	• AB RETIREMENT STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

NOTE A

Significant Accounting Policies

The AB Retirement Strategies (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AB Blended Style Series, Inc. (the “Company”). Prior to January 20, 2015, the Strategies were known as AllianceBernstein Retirement Strategies. Prior to January 20, 2015, the Company was known as AllianceBernstein Blended Style Series, Inc. The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the twelve strategies. Each Strategy is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB 2000 Retirement Strategy, AB 2005 Retirement Strategy, AB 2010 Retirement Strategy, AB 2015 Retirement Strategy, AB 2020 Retirement Strategy, AB 2025 Retirement Strategy, AB 2030 Retirement Strategy, AB 2035 Retirement Strategy, AB 2040 Retirement Strategy, AB 2045 Retirement Strategy, AB 2050 Retirement Strategy and AB 2055 Retirement Strategy. Prior to January 20, 2015, the Strategies were known as AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy. The AB 2050 Retirement Strategy and AB 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Prior to June 24, 2015, Class A shares were sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares were currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Prior to June 24, 2015, Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to June 24, 2015, Class C shares were subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or

AB RETIREMENT STRATEGIES •	129

Notes to Financial Statements

contingent deferred sales charge and are not subject to ongoing distribution expenses. Effective June 24, 2015, the Board of Directors (the “Board”) approved the waiver of contingent deferred sales charges upon redemption of the Strategies’ shares on or after June 25, 2015 (see Note I for more information). All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AB Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

130	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2015:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
AB 2000 Retirement Strategy
Investment Companies	$5,458,898	$	– 0	–	$	– 0	–	$5,458,898

AB 2005 Retirement Strategy
Investment Companies	7,339,927		– 0	–		– 0	–	7,339,927

AB 2010 Retirement Strategy
Investment Companies	45,680,926		– 0	–		– 0	–	45,680,926

AB 2015 Retirement Strategy
Investment Companies	86,481,370		– 0	–		– 0	–	86,481,370

AB 2020 Retirement Strategy
Investment Companies	150,688,391		– 0	–		– 0	–	150,688,391

AB 2025 Retirement Strategy
Investment Companies	154,137,430		– 0	–		– 0	–	154,137,430

AB 2030 Retirement Strategy
Investment Companies	132,162,032		– 0	–		– 0	–	132,162,032

AB 2035 Retirement Strategy
Investment Companies	105,192,231		– 0	–		– 0	–	105,192,231

AB 2040 Retirement Strategy
Investment Companies	92,485,487		– 0	–		– 0	–	92,485,487

AB 2045 Retirement Strategy
Investment Companies	75,891,629		– 0	–		– 0	–	75,891,629

AB 2050 Retirement Strategy
Investment Companies	20,725,400		– 0	–		– 0	–	20,725,400

AB 2055 Retirement Strategy
Investment Companies	13,000,727		– 0	–		– 0	–	13,000,727

*	There were no transfers between any levels during the reporting period.

The Adviser established a Valuation Committee (the “Committee”) to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing

AB RETIREMENT STRATEGIES •	131

Notes to Financial Statements

policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Expenses of the Company are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

132	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser an advisory fee at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
AB 2000, AB 2005, AB 2010 and AB 2015(a)	0.55%	0.45%	0.40%
AB 2020 and AB 2025	0.60%	0.50%	0.45%
AB 2030, AB 2035, AB 2040, AB 2045, AB 2050 and AB 2055	0.65%	0.55%	0.50%

(a)	Prior to April 1, 2015, AB 2015 Retirement Strategy’s annual advisory fee rates were 0.60%, 0.50% and 0.45% of the asset levels described above, respectively.

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
AB 2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
AB 2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
AB 2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
AB 2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
AB 2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
AB 2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
AB 2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
AB 2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
AB 2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
AB 2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
AB 2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
AB 2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

AB RETIREMENT STRATEGIES •	133

Notes to Financial Statements

For the year ended August 31, 2015, such reimbursements/waivers amounted to:

Strategy	Amount	Strategy	Amount
AB 2000	$238,864	AB 2030	$406,953
AB 2005	228,237	AB 2035	396,734
AB 2010	271,016	AB 2040	383,766
AB 2015	373,736	AB 2045	370,619
AB 2020	411,939	AB 2050	282,379
AB 2025	387,370	AB 2055	276,749

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to the Strategies by the Adviser. For the year ended August 31, 2015, such fees amounted to:

Strategy	Administrative Fees
AB 2000	$55,500
AB 2005	55,500
AB 2010	55,976
AB 2015	55,933
AB 2020	55,457
AB 2025	55,457
AB 2030	50,845
AB 2035	50,846
AB 2040	50,846
AB 2045	50,846
AB 2050	51,631
AB 2055	51,631

For the year ended August 31, 2015 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
AB 2000	$55,500
AB 2005	55,500
AB 2010	55,976
AB 2050	51,631
AB 2055	51,631

134	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2015, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
AB 2000	$17,948	AB 2030	$70,453
AB 2005	17,909	AB 2035	56,566
AB 2010	19,357	AB 2040	50,153
AB 2015	47,180	AB 2045	36,721
AB 2020	77,611	AB 2050	17,815
AB 2025	83,239	AB 2055	17,774

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2015 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B		Class C
AB 2000	$110	$8	$41		$60
AB 2005	6	292	55		– 0	–
AB 2010	196	140	– 0	–	148
AB 2015	680	887	40		– 0	–
AB 2020	817	2,061	589		81
AB 2025	672	924	167		315
AB 2030	797	2,314	451		2
AB 2035	753	2,637	354		80
AB 2040	461	1,351	– 0	–	77
AB 2045	602	2,965	43		52
AB 2050	331	845	– 0	–	85
AB 2055	76	199	– 0	–	354

Effective June 24, 2015, the Board approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Strategies’ shares on or after June 25, 2015. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Strategy’s shares on or after June 25, 2015.

AB RETIREMENT STRATEGIES •	135

Notes to Financial Statements

A summary of the Strategies’ affiliated Underlying Portfolio transactions for the year ended August 31, 2015 is as follows:

AB Pooling Portfolio — AB Bond Inflation Portfolio
								Distributions
Strategy	Market Value 08/31/14 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)		Realized Gains (000)
AB 2000 Retirement	$1,133		$169	$393	$(22)	$(44)	$843	$37		$	– 0	–
AB 2005 Retirement	1,725		158	654	17	(112)	1,134	53			– 0	–
AB 2010 Retirement	8,422		974	1,895	(44)	(435)	7,022	263			– 0	–
AB 2015 Retirement	16,704		1,658	5,085	(208)	(739)	12,330	521			– 0	–
AB 2020 Retirement	16,802		2,336	3,702	(224)	(764)	14,448	532			– 0	–
AB 2025 Retirement	7,033		1,605	1,308	(160)	(283)	6,887	237			– 0	–
AB 2030 Retirement	– 0	–	585	33	(1)	(7)	544	– 0	–		– 0	–

AB Pooling Portfolio — AB Global Core Bond Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$1,681	$324	$692	$(11)	$(63)	$1,239	$91	$18
AB 2005 Retirement	2,205	256	899	47	(139)	1,470	111	23
AB 2010 Retirement	8,944	1,173	2,115	6	(385)	7,623	469	94
AB 2015 Retirement	17,067	2,002	5,975	181	(890)	12,385	872	177
AB 2020 Retirement	23,376	3,543	7,414	50	(1,073)	18,482	1,228	244
AB 2025 Retirement	19,193	4,159	6,831	(96)	(775)	15,650	1,050	210
AB 2030 Retirement	11,280	2,393	3,602	(48)	(459)	9,564	611	121
AB 2035 Retirement	6,688	1,533	2,593	(14)	(284)	5,330	357	71
AB 2040 Retirement	5,782	979	1,899	(19)	(238)	4,605	310	62
AB 2045 Retirement	4,435	1,176	1,592	(36)	(167)	3,816	244	49
AB 2050 Retirement	1,132	324	384	(13)	(39)	1,020	63	12
AB 2055 Retirement	564	304	201	(6)	(23)	638	34	7

136	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio — AB High-Yield Portfolio
												Distributions
Strategy	Market Value 08/31/14 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)			Income (000)			Realized Gains (000)
AB 2000 Retirement	$19		$1	$19		$5		$(6)	$	– 0	–	$	– 0	–*	$	– 0	–
AB 2005 Retirement	316		28	150		41		(65)		170			18			– 0	–
AB 2010 Retirement	2,945		252	711		77		(320)		2,243			185			– 0	–
AB 2015 Retirement	8,676		596	2,515		193		(905)		6,045			540			– 0	–
AB 2020 Retirement	13,854		1,346	3,322		78		(1,278)		10,678			914			– 0	–
AB 2025 Retirement	13,842		1,872	3,763		(35)		(1,192)		10,724			929			– 0	–
AB 2030 Retirement	11,258		1,703	2,747		(134)		(889)		9,191			769			– 0	–
AB 2035 Retirement	6,013		1,235	1,270		(88)		(489)		5,401			438			– 0	–
AB 2040 Retirement	– 0	–	452	– 0	–	– 0	–	(16)		436			8			– 0	–

*	Amount is less than $500.

AB Pooling Portfolio — AB International Growth Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$234	$34	$86	$7	$(32)	$157	$4	$	– 0	–
AB 2005 Retirement	473	26	173	29	(76)	279	7		– 0	–
AB 2010 Retirement	3,075	308	740	115	(457)	2,301	46		– 0	–
AB 2015 Retirement	8,829	433	2,417	345	(1,280)	5,910	131		– 0	–
AB 2020 Retirement	17,144	1,239	3,943	441	(2,295)	12,586	255		– 0	–
AB 2025 Retirement	19,655	1,954	4,552	337	(2,533)	14,861	301		– 0	–
AB 2030 Retirement	20,265	2,200	4,555	315	(2,636)	15,589	305		– 0	–
AB 2035 Retirement	19,029	1,617	4,028	120	(2,303)	14,435	293		– 0	–
AB 2040 Retirement	18,655	2,072	3,950	102	(2,246)	14,633	288		– 0	–
AB 2045 Retirement	15,291	2,212	2,881	14	(1,856)	12,780	240		– 0	–
AB 2050 Retirement	4,080	1,049	932	(16)	(498)	3,683	64		– 0	–
AB 2055 Retirement	2,038	1,092	515	(24)	(270)	2,321	34		– 0	–

AB RETIREMENT STRATEGIES •	137

Notes to Financial Statements

AB Pooling Portfolio — AB International Value Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$235	$51	$97	$3	$(35)	$157	$17	$	– 0	–
AB 2005 Retirement	475	48	185	29	(88)	279	32		– 0	–
AB 2010 Retirement	3,083	415	777	76	(506)	2,291	210		– 0	–
AB 2015 Retirement	8,862	880	2,687	349	(1,527)	5,877	592		– 0	–
AB 2020 Retirement	17,277	1,849	4,242	341	(2,678)	12,547	1,152		– 0	–
AB 2025 Retirement	19,788	2,748	5,011	213	(2,982)	14,756	1,371		– 0	–
AB 2030 Retirement	20,298	2,523	4,433	104	(3,014)	15,478	1,389		– 0	–
AB 2035 Retirement	19,130	2,285	4,143	(23)	(2,716)	14,533	1,328		– 0	–
AB 2040 Retirement	18,762	2,852	4,294	(41)	(2,653)	14,626	1,302		– 0	–
AB 2045 Retirement	15,337	2,691	2,977	(142)	(2,176)	12,733	1,093		– 0	–
AB 2050 Retirement	4,076	1,236	992	(49)	(587)	3,684	290		– 0	–
AB 2055 Retirement	2,036	1,092	443	(48)	(315)	2,322	155		– 0	–

AB Pooling Portfolio — AB Multi-Asset Real Return Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$529	$173	$154	$(15)	$(155)	$378	$17	$	– 0	–
AB 2005 Retirement	821	159	229	21	(259)	513	25		– 0	–
AB 2010 Retirement	4,888	1,073	619	31	(1,563)	3,810	149		– 0	–
AB 2015 Retirement	12,385	1,977	1,914	(29)	(3,746)	8,673	374		– 0	–
AB 2020 Retirement	19,787	4,100	2,309	(407)	(5,869)	15,302	605		– 0	–
AB 2025 Retirement	19,443	5,387	2,600	(519)	(5,865)	15,846	620		– 0	–
AB 2030 Retirement	13,878	3,606	1,214	(329)	(4,250)	11,691	429		– 0	–
AB 2035 Retirement	9,113	2,443	860	(244)	(2,797)	7,655	292		– 0	–
AB 2040 Retirement	5,769	1,424	370	(102)	(1,811)	4,910	181		– 0	–
AB 2045 Retirement	4,425	1,188	260	(55)	(1,434)	3,864	142		– 0	–
AB 2050 Retirement	1,133	447	132	(30)	(361)	1,057	36		– 0	–
AB 2055 Retirement	565	373	61	(18)	(201)	658	20		– 0	–

138	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio — AB Short Duration Portfolio
										Distributions
Strategy	Market Value 08/31/14 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)		Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$2,005		$266	$757	$(1)		$(1)		$1,512	$19	$	– 0	–
AB 2005 Retirement	1,966		151	699	7		(9)		1,416	17		– 0	–
AB 2010 Retirement	4,587		655	550	(6)		– 0	–*	4,686	47		– 0	–
AB 2015 Retirement	– 0	–	557	20	– 0	–*	(1)		536	2		– 0	–

*	Amount is less than $500.

AB Pooling Portfolio — AB Small-Mid Cap Growth Portfolio
Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$59	$13	$27	$(1)	$(5)	$39	$	– 0	–	$9
AB 2005 Retirement	120	20	57	– 0	–	(13)	70	1	17
AB 2010 Retirement	879	137	275	2	(94)	649	7	125
AB 2015 Retirement	2,578	385	987	(19)	(255)	1,702	19	366
AB 2020 Retirement	5,752	1,048	2,227	29	(603)	3,999	42	808
AB 2025 Retirement	7,171	1,220	2,316	(64)	(687)	5,324	54	1,042
AB 2030 Retirement	7,275	1,355	2,293	(44)	(728)	5,565	55	1,041
AB 2035 Retirement	6,926	1,238	2,210	(114)	(635)	5,205	52	1,008
AB 2040 Retirement	6,787	1,275	2,077	(82)	(642)	5,261	52	993
AB 2045 Retirement	5,545	1,160	1,554	(77)	(538)	4,536	42	811
AB 2050 Retirement	1,480	442	411	(24)	(145)	1,342	12	222
AB 2055 Retirement	740	387	189	(29)	(65)	844	6	118

AB RETIREMENT STRATEGIES •	139

Notes to Financial Statements

AB Pooling Portfolio — AB Small-Mid Cap Value Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$59	$18	$25	$1	$(12)	$41	$2	$9
AB 2005 Retirement	121	23	50	8	(31)	71	4	18
AB 2010 Retirement	882	171	221	25	(191)	666	29	134
AB 2015 Retirement	2,592	476	856	180	(663)	1,729	85	391
AB 2020 Retirement	5,755	1,345	1,945	416	(1,484)	4,087	188	863
AB 2025 Retirement	7,167	1,513	1,911	61	(1,445)	5,385	242	1,112
AB 2030 Retirement	7,294	1,679	1,936	226	(1,640)	5,623	244	1,116
AB 2035 Retirement	6,903	1,610	1,905	156	(1,511)	5,253	235	1,079
AB 2040 Retirement	6,810	1,625	1,778	(13)	(1,324)	5,320	232	1,063
AB 2045 Retirement	5,503	1,473	1,261	(90)	(1,015)	4,610	189	868
AB 2050 Retirement	1,479	553	361	(31)	(276)	1,364	52	237
AB 2055 Retirement	738	478	194	(33)	(136)	853	28	126

AB Pooling Portfolio — AB U.S. Large Cap Growth Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$312	$133	$166	$8	$(73)	$214	$9	$91
AB 2005 Retirement	617	202	326	76	(201)	368	16	171
AB 2010 Retirement	3,766	1,163	1,321	310	(1,066)	2,852	100	1,046
AB 2015 Retirement	10,694	3,270	4,656	1,227	(3,349)	7,186	280	2,952
AB 2020 Retirement	19,814	6,808	8,275	2,112	(5,965)	14,494	524	5,463
AB 2025 Retirement	22,855	8,056	9,223	1,978	(6,626)	17,040	623	6,519
AB 2030 Retirement	23,357	8,060	8,923	2,230	(6,970)	17,754	630	6,577
AB 2035 Retirement	22,164	7,708	8,509	1,565	(6,140)	16,788	605	6,336
AB 2040 Retirement	21,458	7,621	7,981	1,159	(5,598)	16,659	589	6,149
AB 2045 Retirement	17,675	6,624	5,844	587	(4,352)	14,690	492	5,150
AB 2050 Retirement	4,653	2,567	1,987	204	(1,186)	4,251	131	1,359
AB 2055 Retirement	2,324	1,582	694	(132)	(407)	2,673	70	727

140	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

AB Pooling Portfolio — AB U.S. Value Portfolio
							Distributions
Strategy	Market Value 08/31/14 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)	Realized Gains (000)
AB 2000 Retirement	$314	$46	$136	$37	$(50)	$211	$6	$	– 0	–
AB 2005 Retirement	620	33	267	121	(144)	363	11		– 0	–
AB 2010 Retirement	3,774	184	962	441	(621)	2,816	70		– 0	–
AB 2015 Retirement	10,725	320	3,504	1,644	(2,089)	7,096	196		– 0	–
AB 2020 Retirement	19,866	1,403	6,003	2,583	(3,488)	14,361	377		– 0	–
AB 2025 Retirement	22,831	2,176	6,892	2,779	(3,843)	17,051	444		– 0	–
AB 2030 Retirement	23,435	2,169	6,565	2,807	(3,978)	17,868	450		– 0	–
AB 2035 Retirement	22,391	2,159	6,569	2,386	(3,469)	16,898	432		– 0	–
AB 2040 Retirement	21,570	2,131	6,008	1,880	(2,945)	16,628	421		– 0	–
AB 2045 Retirement	17,847	2,076	4,260	1,029	(1,957)	14,735	350		– 0	–
AB 2050 Retirement	4,662	1,009	1,180	114	(384)	4,221	95		– 0	–
AB 2055 Retirement	2,334	1,056	528	37	(207)	2,692	52		– 0	–

AB Pooling Portfolio — AB Volatility Management Portfolio
									Distributions
Strategy	Market Value 08/31/14 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./(Depr.) (000)	Market Value 08/31/15 (000)	Income (000)		Realized Gains (000)
AB 2000 Retirement	$984		$248	$481	$33		$(115)	$669	$45		$24
AB 2005 Retirement	2,043		269	944	115		(277)	1,206	91		49
AB 2010 Retirement	11,308		1,691	3,269	419		(1,429)	8,720	507		273
AB 2015 Retirement	24,793		2,159	7,825	1,095		(3,209)	17,013	1,094		588
AB 2020 Retirement	40,010		4,055	10,870	1,415		(4,906)	29,704	1,761		947
AB 2025 Retirement	39,221		3,640	8,653	953		(4,547)	30,614	1,807		971
AB 2030 Retirement	28,360		3,088	5,437	494		(3,209)	23,296	1,297		697
AB 2035 Retirement	16,505		1,700	2,909	210		(1,813)	13,693	765		411
AB 2040 Retirement	11,108		1,219	1,843	59		(1,135)	9,408	521		280
AB 2045 Retirement	4,023		1,066	514	(10)		(438)	4,127	200		107
AB 2050 Retirement	– 0	–	114	4	– 0	–*	(7)	103	– 0	–	– 0	–

*	Amount is less than $500.

AB RETIREMENT STRATEGIES •	141

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Effective June 25, 2015, the Board approved the immediate suspension of the Rule 12b-1 fees.

Since the commencement of the Strategies’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
AB 2000	$59,106	$121,669	$359,895	$1,419,158
AB 2005	70,418	132,455	372,470	746,684
AB 2010	50,375	141,987	584,395	1,144,740
AB 2015	73,849	148,864	786,454	1,444,635
AB 2020	72,503	174,859	932,514	1,984,092
AB 2025	48,105	140,043	857,110	1,936,855
AB 2030	67,644	176,552	906,497	1,713,857
AB 2035	68,586	135,725	670,438	1,552,011
AB 2040	107,101	116,370	742,076	1,286,456
AB 2045	72,099	116,612	655,431	1,081,719
AB 2050	6,454	32,618	552,407	567,891
AB 2055	22,805	76,040	242,321	731,559

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

142	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2015 were as follows:

Strategy	Purchases	Sales
AB 2000	$1,474,919	$3,034,862
AB 2005	1,373,892	4,633,498
AB 2010	8,196,950	13,454,707
AB 2015	14,713,430	38,442,934
AB 2020	29,072,129	54,252,329
AB 2025	34,332,485	53,061,290
AB 2030	29,362,361	41,738,740
AB 2035	23,529,194	34,993,919
AB 2040	21,654,250	30,202,814
AB 2045	19,668,404	21,145,324
AB 2050	7,744,119	6,384,790
AB 2055	6,364,789	2,827,579

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
AB 2000	$5,367,745	$438,459	$(347,306)	$91,153
AB 2005	7,225,958	902,384	(788,415)	113,969
AB 2010	44,098,304	5,592,998	(4,010,376)	1,582,622
AB 2015	80,278,867	14,523,007	(8,320,504)	6,202,503
AB 2020	133,402,159	23,628,627	(6,342,395)	17,286,232
AB 2025	141,821,059	25,413,901	(13,097,530)	12,316,371
AB 2030	115,260,905	24,796,630	(7,895,503)	16,901,127
AB 2035	91,414,429	20,545,866	(6,768,064)	13,777,802
AB 2040	78,546,269	19,615,520	(5,676,302)	13,939,218
AB 2045	65,383,037	15,317,631	(4,809,039)	10,508,592
AB 2050	19,028,917	2,869,859	(1,173,376)	1,696,483
AB 2055	13,082,173	554,547	(635,993)	(81,446)

1. Currency Transactions

A Strategy may invest in non-U.S. dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment

AB RETIREMENT STRATEGIES •	143

Notes to Financial Statements

in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

AB 2000 Retirement Strategy
Shares	Amount
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	19,091	27,916	$208,433	$315,670

Shares issued in reinvestment of dividends and distributions	6,628	1,664	69,062	18,483

Shares converted from Class B	275	5,996	2,969	68,119

Shares redeemed	(38,359)	(91,259)	(421,235)	(1,037,571)

Net decrease	(12,365)	(55,683)	$(140,771)	$(635,299)

Class B
Shares sold	– 0	–	1,366	$	– 0	–	$15,190

Shares issued in reinvestment of dividends and distributions	234	151	2,424	1,650

Shares converted to Class A	(275)	(6,091)	(2,969)	(68,119)

Shares redeemed	(718)	(7,411)	(7,676)	(83,228)

Net decrease	(759)	(11,985)	$(8,221)	$(134,507)

Class C
Shares sold	13,152	7,587	$145,430	$83,822

Shares issued in reinvestment of dividends and distributions	4,439	687	45,016	7,497

Shares redeemed	(50,006)	(698)	(522,045)	(7,811)

Net increase (decrease)	(32,415)	7,576	$(331,599)	$83,508

144	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Advisor Class
Shares sold	698	447	$7,590	$5,080

Shares issued in reinvestment of dividends and distributions	98	13	1,025	152

Shares redeemed	(40)	(369)	(439)	(4,310)

Net increase	756	91	$8,176	$922

Class R
Shares sold	18,670	18,719	$194,922	$207,911

Shares issued in reinvestment of dividends and distributions	9,041	1,870	90,412	20,244

Shares redeemed	(17,725)	(42,173)	(184,885)	(470,602)

Net increase (decrease)	9,986	(21,584)	$100,449	$(242,447)

Class K
Shares sold	50,992	47,045	$529,157	$516,253

Shares issued in reinvestment of dividends and distributions	49,699	10,460	490,532	112,132

Shares redeemed	(176,724)	(126,374)	(1,807,181)	(1,396,407)

Net decrease	(76,033)	(68,869)	$(787,492)	$(768,022)

Class I
Shares sold	14,870	110,554	$165,200	$1,185,432

Shares issued in reinvestment of dividends and distributions	2,610	5,780	25,812	61,732

Shares redeemed	(21,298)	(358,631)	(213,309)	(3,930,944)

Net decrease	(3,818)	(242,297)	$(22,297)	$(2,683,780)

AB RETIREMENT STRATEGIES •	145

Notes to Financial Statements

AB 2005 Retirement Strategy
Shares	Amount
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	14,476	44,391	$161,753	$487,113

Shares issued in reinvestment of dividends	7,531	8,981	81,411	96,998

Shares converted from Class B	10,221	7,775	114,353	86,256

Shares redeemed	(147,828)	(167,939)	(1,663,543)	(1,844,234)

Net decrease	(115,600)	(106,792)	$(1,306,026)	$(1,173,867)

Class B
Shares sold	82	11,686	$919	$125,545

Shares issued in reinvestment of dividends	219	375	2,368	4,029

Shares converted to Class A	(10,280)	(7,817)	(114,353)	(86,256)

Shares redeemed	(498)	(17,079)	(5,603)	(189,238)

Net decrease	(10,477)	(12,835)	$(116,669)	$(145,920)

Class C
Shares sold	535	2,887	$5,928	$31,742

Shares issued in reinvestment of dividends	638	287	6,843	3,071

Shares redeemed	(3,441)	(5,189)	(37,709)	(56,086)

Net decrease	(2,268)	(2,015)	$(24,938)	$(21,273)

Advisor Class
Shares sold	61	18,839	$666	$209,965

Shares issued in reinvestment of dividends	834	342	8,991	3,692

Shares redeemed	(2,925)	(10,639)	(33,142)	(118,496)

Net increase (decrease)	(2,030)	8,542	$(23,485)	$95,161

Class R
Shares sold	6,851	5,923	$77,410	$66,416

Shares issued in reinvestment of dividends	1,241	– 0	–	13,546	– 0	–

Shares redeemed	(28,102)	(153,487)	(314,699)	(1,666,645)

Net decrease	(20,010)	(147,564)	$(223,743)	$(1,600,229)

146	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2005 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class K
Shares sold	31,025	40,525	$345,301	$449,809

Shares issued in reinvestment of dividends	17,024	19,078	181,804	204,330

Shares redeemed	(230,070)	(336,873)	(2,554,159)	(3,742,726)

Net decrease	(182,021)	(277,270)	$(2,027,054)	$(3,088,587)

Class I
Shares sold	11,106	54,685	$122,865	$596,478

Shares issued in reinvestment of dividends	1,478	3,364	15,723	35,929

Shares redeemed	(8,180)	(161,590)	(90,437)	(1,771,820)

Net increase (decrease)	4,404	(103,541)	$48,151	$(1,139,413)

	AB 2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	79,951	112,392	$908,431	$1,260,939

Shares issued in reinvestment of dividends	25,106	26,434	273,656	288,126

Shares converted from Class B	1,846	6,262	21,078	71,072

Shares redeemed	(550,137)	(448,282)	(6,246,828)	(5,029,605)

Net decrease	(443,234)	(303,194)	$(5,043,663)	$(3,409,468)

Class B
Shares sold	1,008	630	$11,430	$7,039

Shares issued in reinvestment of dividends	352	555	3,835	6,029

Shares converted to Class A	(1,852)	(6,301)	(21,078)	(71,072)

Shares redeemed	(9,331)	(7,250)	(105,806)	(83,385)

Net decrease	(9,823)	(12,366)	$(111,619)	$(141,389)

AB RETIREMENT STRATEGIES •	147

Notes to Financial Statements

	AB 2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class C
Shares sold	23,694	28,761	$269,377	$321,795

Shares issued in reinvestment of dividends	5,403	3,473	58,299	37,508

Shares redeemed	(52,863)	(13,940)	(594,678)	(156,051)

Net increase (decrease)	(23,766)	18,294	$(267,002)	$203,252

Advisor Class
Shares sold	491,366	378,193	$5,590,866	$4,278,379

Shares issued in reinvestment of dividends	45,306	26,998	492,932	294,007

Shares redeemed	(147,172)	(94,881)	(1,673,267)	(1,077,927)

Net increase	389,500	310,310	$4,410,531	$3,494,459

Class R
Shares sold	52,454	76,731	$598,454	$865,876

Shares issued in reinvestment of dividends	14,884	13,526	162,834	147,705

Shares redeemed	(177,688)	(248,641)	(2,007,522)	(2,794,960)

Net decrease	(110,350)	(158,384)	$(1,246,234)	$(1,781,379)

Class K
Shares sold	170,645	267,087	$1,948,346	$3,067,556

Shares issued in reinvestment of dividends	60,218	59,530	657,584	649,475

Shares redeemed	(616,522)	(583,275)	(7,059,586)	(6,605,625)

Net decrease	(385,659)	(256,658)	$(4,453,656)	$(2,888,594)

Class I
Shares sold	5,566	58,537	$63,352	$655,843

Shares issued in reinvestment of dividends	1,690	8,411	18,374	91,346

Shares redeemed	(25,731)	(276,239)	(287,881)	(3,113,373)

Net decrease	(18,475)	(209,291)	$(206,155)	$(2,366,184)

148	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	314,565	534,861	$3,674,464	$6,185,674

Shares issued in reinvestment of dividends	80,904	86,409	898,843	961,726

Shares converted from Class B	40,157	27,217	466,111	314,716

Shares redeemed	(1,115,061)	(1,214,438)	(12,994,684)	(14,027,825)

Net decrease	(679,435)	(565,951)	$(7,955,266)	$(6,565,709)

Class B
Shares sold	90	10,978	$1,044	$127,765

Shares issued in reinvestment of dividends	2,116	2,027	23,488	22,501

Shares converted to Class A	(40,305)	(27,384)	(466,111)	(314,716)

Shares redeemed	(6,152)	(8,700)	(70,521)	(99,570)

Net decrease	(44,251)	(23,079)	$(512,100)	$(264,020)

Class C
Shares sold	40,446	88,319	$467,341	$1,008,247

Shares issued in reinvestment of dividends	11,219	9,677	123,634	106,738

Shares redeemed	(186,303)	(180,749)	(2,103,119)	(2,083,574)

Net decrease	(134,638)	(82,753)	$(1,512,144)	$(968,589)

Advisor Class
Shares sold	32,813	48,970	$386,478	$571,243

Shares issued in reinvestment of dividends	12,459	10,182	138,917	113,834

Shares redeemed	(161,655)	(46,903)	(1,902,963)	(547,728)

Net increase (decrease)	(116,383)	12,249	$(1,377,568)	$137,349

Class R
Shares sold	255,726	247,696	$3,005,540	$2,867,796

Shares issued in reinvestment of dividends	42,055	34,240	471,011	383,496

Shares redeemed	(518,171)	(708,577)	(6,042,557)	(8,156,076)

Net decrease	(220,390)	(426,641)	$(2,566,006)	$(4,904,784)

AB RETIREMENT STRATEGIES •	149

Notes to Financial Statements

	AB 2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class K
Shares sold	506,663	627,447	$5,942,405	$7,309,482

Shares issued in reinvestment of dividends	169,703	148,623	1,898,974	1,664,579

Shares redeemed	(1,817,792)	(1,039,309)	(21,223,277)	(12,151,087)

Net decrease	(1,141,426)	(263,239)	$(13,381,898)	$(3,177,026)

Class I
Shares sold	37,265	187,422	$433,938	$2,161,286

Shares issued in reinvestment of dividends	13,001	27,138	144,315	302,045

Shares redeemed	(80,904)	(721,619)	(920,384)	(8,367,251)

Net decrease	(30,638)	(507,059)	$(342,131)	$(5,903,920)

	AB 2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	529,348	772,081	$6,224,502	$8,950,361

Shares issued in reinvestment of dividends	120,538	118,327	1,343,995	1,319,346

Shares converted from Class B	42,577	26,430	504,922	306,958

Shares redeemed	(1,376,277)	(1,553,607)	(16,007,223)	(18,003,533)

Net decrease	(683,814)	(636,769)	$(7,933,804)	$(7,426,868)

Class B
Shares sold	5,466	4,718	$63,776	$54,361

Shares issued in reinvestment of dividends	2,012	2,731	22,351	30,257

Shares converted to Class A	(42,911)	(26,672)	(504,922)	(306,958)

Shares redeemed	(9,551)	(22,909)	(112,453)	(264,760)

Net decrease	(44,984)	(42,132)	$(531,248)	$(487,100)

150	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class C
Shares sold	102,945	169,290	$1,201,921	$1,965,326

Shares issued in reinvestment of dividends	16,030	11,869	177,450	131,505

Shares redeemed	(180,361)	(207,091)	(2,093,623)	(2,405,479)

Net decrease	(61,386)	(25,932)	$(714,252)	$(308,648)

Advisor Class
Shares sold	69,200	91,852	$815,596	$1,067,807

Shares issued in reinvestment of dividends	16,458	14,429	184,005	161,312

Shares redeemed	(240,536)	(97,190)	(2,855,116)	(1,136,830)

Net increase (decrease)	(154,878)	9,091	$(1,855,515)	$92,289

Class R
Shares sold	266,517	409,457	$3,137,785	$4,748,889

Shares issued in reinvestment of dividends	60,937	53,179	683,717	595,079

Shares redeemed	(933,995)	(1,086,095)	(10,941,282)	(12,450,732)

Net decrease	(606,541)	(623,459)	$(7,119,780)	$(7,106,764)

Class K
Shares sold	1,337,008	1,218,624	$15,582,619	$14,272,503

Shares issued in reinvestment of dividends	265,719	242,626	2,981,372	2,717,413

Shares redeemed	(3,015,640)	(1,766,593)	(35,601,436)	(20,613,082)

Net decrease	(1,412,913)	(305,343)	$(17,037,445)	$(3,623,166)

Class I
Shares sold	408,357	429,579	$4,774,911	$4,973,540

Shares issued in reinvestment of dividends	15,754	62,336	175,811	695,053

Shares redeemed	(164,914)	(2,134,877)	(1,962,203)	(24,957,545)

Net increase (decrease)	259,197	(1,642,962)	$2,988,519	$(19,288,952)

AB RETIREMENT STRATEGIES •	151

Notes to Financial Statements

	AB 2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	509,745	840,209	$6,199,767	$9,986,615

Shares issued in reinvestment of dividends	110,659	108,606	1,274,789	1,247,884

Shares converted from Class B	29,635	10,083	362,644	121,438

Shares redeemed	(1,343,618)	(1,642,628)	(16,267,538)	(19,547,276)

Net decrease	(693,579)	(683,730)	$(8,430,338)	$(8,191,339)

Class B
Shares sold	1,993	10,884	$24,017	$127,739

Shares issued in reinvestment of dividends	2,111	2,311	24,086	26,254

Shares converted to Class A	(30,045)	(10,220)	(362,644)	(121,438)

Shares redeemed	(11,246)	(14,316)	(138,069)	(171,676)

Net decrease	(37,187)	(11,341)	$(452,610)	$(139,121)

Class C
Shares sold	74,012	136,196	$887,517	$1,604,673

Shares issued in reinvestment of dividends	11,761	9,279	133,845	105,313

Shares redeemed	(143,256)	(132,347)	(1,698,612)	(1,556,180)

Net increase (decrease)	(57,483)	13,128	$(677,250)	$153,806

Advisor Class
Shares sold	62,651	51,731	$764,566	$623,346

Shares issued in reinvestment of dividends	13,166	10,403	151,931	119,742

Shares redeemed	(198,889)	(27,627)	(2,426,888)	(330,061)

Net increase (decrease)	(123,072)	34,507	$(1,510,391)	$413,027

Class R
Shares sold	441,463	429,970	$5,397,234	$5,134,693

Shares issued in reinvestment of dividends	53,030	53,227	615,681	614,236

Shares redeemed	(927,176)	(942,435)	(11,323,820)	(11,207,044)

Net decrease	(432,683)	(459,238)	$(5,310,905)	$(5,458,115)

152	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class K
Shares sold	1,691,480	1,577,621	$20,559,919	$18,843,554

Shares issued in reinvestment of dividends	304,806	246,717	3,523,559	2,839,708

Shares redeemed	(2,902,673)	(1,216,861)	(35,272,692)	(14,722,789)

Net increase (decrease)	(906,387)	607,477	$(11,189,214)	$6,960,473

Class I
Shares sold	151,788	338,854	$1,834,491	$3,999,832

Shares issued in reinvestment of dividends	17,526	53,470	202,246	614,374

Shares redeemed	(215,823)	(1,518,002)	(2,594,442)	(18,237,120)

Net decrease	(46,509)	(1,125,678)	$(557,705)	$(13,622,914)

	AB 2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	492,210	555,357	$6,118,897	$6,711,716

Shares issued in reinvestment of dividends	89,642	101,668	1,048,809	1,191,551

Shares converted from Class B	20,186	10,997	252,000	135,407

Shares redeemed	(1,331,888)	(1,510,058)	(16,525,926)	(18,345,014)

Net decrease	(729,850)	(842,036)	$(9,106,220)	$(10,306,340)

Class B
Shares sold	3,735	7,380	$46,417	$88,163

Shares issued in reinvestment of dividends	1,770	1,565	20,618	18,250

Shares converted to Class A	(20,338)	(11,098)	(252,000)	(135,407)

Shares redeemed	(9,974)	(14,474)	(123,690)	(173,764)

Net decrease	(24,807)	(16,627)	$(308,655)	$(202,758)

AB RETIREMENT STRATEGIES •	153

Notes to Financial Statements

	AB 2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class C
Shares sold	66,904	93,860	$824,579	$1,134,517

Shares issued in reinvestment of dividends	11,497	7,509	133,711	87,481

Shares redeemed	(223,743)	(136,895)	(2,729,079)	(1,653,846)

Net decrease	(145,342)	(35,526)	$(1,770,789)	$(431,848)

Advisor Class
Shares sold	68,079	64,919	$838,698	$799,285

Shares issued in reinvestment of dividends	13,976	11,137	163,664	130,743

Shares redeemed	(145,762)	(54,599)	(1,836,218)	(663,594)

Net increase (decrease)	(63,707)	21,457	$(833,856)	$266,434

Class R
Shares sold	274,243	399,884	$3,424,783	$4,867,808

Shares issued in reinvestment of dividends	54,809	47,914	645,100	563,943

Shares redeemed	(633,186)	(1,033,567)	(7,823,281)	(12,509,649)

Net decrease	(304,134)	(585,769)	$(3,753,398)	$(7,077,898)

Class K
Shares sold	1,484,231	1,127,336	$18,456,407	$13,743,198

Shares issued in reinvestment of dividends	215,659	172,776	2,527,526	2,026,667

Shares redeemed	(2,139,868)	(1,405,070)	(26,625,473)	(16,963,425)

Net decrease	(439,978)	(104,958)	$(5,641,540)	$(1,193,560)

Class I
Shares sold	94,456	351,868	$1,171,052	$4,219,577

Shares issued in reinvestment of dividends	14,171	54,144	165,232	631,859

Shares redeemed	(126,334)	(1,576,561)	(1,547,587)	(19,188,589)

Net decrease	(17,707)	(1,170,549)	$(211,303)	$(14,337,153)

154	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	454,005	590,900	$5,787,708	$7,268,522

Shares issued in reinvestment of dividends	69,438	59,076	831,872	704,784

Shares converted from Class B	19,876	13,602	254,701	170,664

Shares redeemed	(1,106,720)	(955,057)	(14,023,838)	(11,752,359)

Net decrease	(563,401)	(291,479)	$(7,149,557)	$(3,608,389)

Class B
Shares sold	438	2,612	$5,549	$32,698

Shares issued in reinvestment of dividends	899	709	10,776	8,447

Shares converted to Class A	(19,942)	(13,703)	(254,701)	(170,664)

Shares redeemed	(9,620)	(8,448)	(123,540)	(103,376)

Net decrease	(28,225)	(18,830)	$(361,916)	$(232,895)

Class C
Shares sold	69,028	67,531	$874,969	$830,659

Shares issued in reinvestment of dividends	6,624	3,382	78,957	40,175

Shares redeemed	(111,467)	(111,543)	(1,394,143)	(1,372,574)

Net decrease	(35,815)	(40,630)	$(440,217)	$(501,740)

Advisor Class
Shares sold	81,139	78,647	$1,032,810	$973,415

Shares issued in reinvestment of dividends	14,468	10,637	173,326	126,896

Shares redeemed	(157,953)	(42,476)	(2,037,737)	(522,182)

Net increase (decrease)	(62,346)	46,808	$(831,601)	$578,129

Class R
Shares sold	237,086	270,357	$2,998,775	$3,319,840

Shares issued in reinvestment of dividends	30,110	23,516	360,717	280,067

Shares redeemed	(453,567)	(708,505)	(5,717,761)	(8,610,178)

Net decrease	(186,371)	(414,632)	$(2,358,269)	$(5,010,271)

AB RETIREMENT STRATEGIES •	155

Notes to Financial Statements

	AB 2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class K
Shares sold	986,296	1,031,368	$12,527,633	$12,703,493

Shares issued in reinvestment of dividends	167,779	129,846	2,006,631	1,546,465

Shares redeemed	(1,754,296)	(1,064,178)	(22,311,866)	(13,228,037)

Net increase (decrease)	(600,221)	97,036	$(7,777,602)	$1,021,921

Class I
Shares sold	104,769	350,374	$1,323,532	$4,263,146

Shares issued in reinvestment of dividends	14,107	49,775	168,156	590,829

Shares redeemed	(161,789)	(1,598,606)	(1,995,409)	(19,791,634)

Net decrease	(42,913)	(1,198,457)	$(503,721)	$(14,937,659)

	AB 2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	385,719	606,729	$5,026,597	$7,678,292

Shares issued in reinvestment of dividends and distributions	98,437	49,684	1,196,990	615,086

Shares converted from Class B	14,746	23,269	194,848	300,227

Shares redeemed	(868,094)	(1,254,429)	(11,306,739)	(15,988,282)

Net decrease	(369,192)	(574,747)	$(4,888,304)	$(7,394,677)

Class B
Shares sold	749	794	$9,771	$9,990

Shares issued in reinvestment of dividends and distributions	1,938	641	23,584	7,914

Shares converted to Class A	(14,825)	(23,453)	(194,848)	(300,227)

Shares redeemed	(5,268)	(8,821)	(68,394)	(111,418)

Net decrease	(17,406)	(30,839)	$(229,887)	$(393,741)

156	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class C
Shares sold	58,821	87,599	$763,439	$1,116,493

Shares issued in reinvestment of dividends and distributions	11,802	2,644	143,044	32,629

Shares redeemed	(93,409)	(117,948)	(1,193,480)	(1,516,086)

Net decrease	(22,786)	(27,705)	$(286,997)	$(366,964)

Advisor Class
Shares sold	78,966	75,648	$1,034,206	$976,003

Shares issued in reinvestment of dividends and distributions	29,011	10,986	353,065	136,228

Shares redeemed	(120,170)	(65,280)	(1,580,270)	(850,345)

Net increase (decrease)	(12,193)	21,354	$(192,999)	$261,886

Class R
Shares sold	250,058	304,533	$3,239,007	$3,878,987

Shares issued in reinvestment of dividends and distributions	63,695	20,352	773,886	251,347

Shares redeemed	(477,834)	(759,405)	(6,140,814)	(9,571,179)

Net decrease	(164,081)	(434,520)	$(2,127,921)	$(5,440,845)

Class K
Shares sold	835,060	1,115,969	$10,808,801	$14,129,030

Shares issued in reinvestment of dividends and distributions	244,001	86,464	2,949,964	1,064,374

Shares redeemed	(1,530,918)	(880,794)	(19,946,940)	(11,230,121)

Net increase (decrease)	(451,857)	321,639	$(6,188,175)	$3,963,283

Class I
Shares sold	90,910	290,470	$1,174,410	$3,657,506

Shares issued in reinvestment of dividends and distributions	20,270	42,868	244,451	526,412

Shares redeemed	(65,659)	(1,523,977)	(850,362)	(19,513,032)

Net increase (decrease)	45,521	(1,190,639)	$568,499	$(15,329,114)

AB RETIREMENT STRATEGIES •	157

Notes to Financial Statements

	AB 2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	327,209	455,183	$4,160,514	$5,735,122

Shares issued in reinvestment of dividends and distributions	109,385	30,319	1,287,461	370,194

Shares converted from Class B	5,580	6,097	71,093	76,588

Shares redeemed	(806,991)	(723,408)	(10,179,760)	(9,065,400)

Net decrease	(364,817)	(231,809)	$(4,660,692)	$(2,883,496)

Class B
Shares sold	241	5,972	$3,050	$72,189

Shares issued in reinvestment of dividends and distributions	1,654	268	19,334	3,246

Shares converted to Class A	(5,632)	(6,156)	(71,093)	(76,588)

Shares redeemed	(1,895)	(2,871)	(24,124)	(36,976)

Net decrease	(5,632)	(2,787)	$(72,833)	$(38,129)

Class C
Shares sold	70,881	74,605	$888,364	$927,915

Shares issued in reinvestment of dividends and distributions	14,503	1,646	168,817	19,897

Shares redeemed	(80,577)	(72,653)	(987,753)	(909,935)

Net increase	4,807	3,598	$69,428	$37,877

Advisor Class
Shares sold	277,345	214,362	$3,532,148	$2,716,180

Shares issued in reinvestment of dividends and distributions	80,570	18,494	947,504	226,002

Shares redeemed	(166,621)	(82,246)	(2,123,956)	(1,055,680)

Net increase	191,294	150,610	$2,355,696	$1,886,502

158	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class R
Shares sold	214,628	333,789	$2,692,719	$4,162,959

Shares issued in reinvestment of dividends and distributions	65,841	12,972	769,677	157,359

Shares redeemed	(450,378)	(631,732)	(5,598,495)	(7,834,577)

Net decrease	(169,909)	(284,971)	$(2,136,099)	$(3,514,259)

Class K
Shares sold	810,916	655,914	$10,154,676	$8,176,830

Shares issued in reinvestment of dividends and distributions	220,530	49,124	2,566,969	593,910

Shares redeemed	(992,897)	(522,918)	(12,510,610)	(6,560,064)

Net increase	38,549	182,120	$211,035	$2,210,676

Class I
Shares sold	100,191	279,734	$1,250,201	$3,448,622

Shares issued in reinvestment of dividends and distributions	23,154	26,682	268,361	321,515

Shares redeemed	(110,231)	(1,085,768)	(1,357,559)	(13,624,000)

Net increase (decrease)	13,114	(779,352)	$161,003	$(9,853,863)

	AB 2050 Retirement Strategy
	Shares			Amount
	Year Ended August 31, 2015		Year Ended August 31, 2014	Year Ended August 31, 2015		Year Ended August 31, 2014

Class A
Shares sold	180,438		172,491	$1,570,518		$1,662,398

Shares issued in reinvestment of dividends and distributions	76,211		17,832	600,541		165,297

Shares converted from Class B	– 0	–	90	– 0	–	861

Shares redeemed	(233,566)		(194,789)	(2,138,652)		(1,900,242)

Net increase (decrease)	23,083		(4,376)	$32,407		$(71,686)

AB RETIREMENT STRATEGIES •	159

Notes to Financial Statements

AB 2050 Retirement Strategy
Shares	Amount
Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class B
Shares issued in reinvestment of dividends and distributions	686	94	$5,381	$871

Shares converted to Class A	– 0	–	(91)	– 0	–	(861)

Shares redeemed	(1,408)	(8)	(11,840)	(75)

Net decrease	(722)	(5)	$(6,459)	$(65)

Class C
Shares sold	41,125	22,714	$372,023	$216,988

Shares issued in reinvestment of dividends and distributions	11,574	1,392	90,395	12,846

Shares redeemed	(28,059)	(41,595)	(246,317)	(397,356)

Net increase (decrease)	24,640	(17,489)	$216,101	$(167,522)

Advisor Class
Shares sold	5,818	8,234	$51,824	$79,305

Shares issued in reinvestment of dividends and distributions	4,690	617	37,516	5,797

Shares redeemed	(3,039)	(1,561)	(25,281)	(15,629)

Net increase	7,469	7,290	$64,059	$69,473

Class R
Shares sold	142,043	117,063	$1,220,836	$1,114,873

Shares issued in reinvestment of dividends and distributions	68,264	11,222	529,045	102,913

Shares redeemed	(176,193)	(130,432)	(1,524,307)	(1,238,686)

Net increase (decrease)	34,114	(2,147)	$225,574	$(20,900)

Class K
Shares sold	526,822	368,365	$4,528,109	$3,491,058

Shares issued in reinvestment of dividends and distributions	262,836	47,563	2,021,206	433,771

Shares redeemed	(569,611)	(292,250)	(4,914,970)	(2,799,757)

Net increase	220,047	123,678	$1,634,345	$1,125,072

160	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

	AB 2050 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class I
Shares sold	131,971	321,551	$1,124,697	$3,044,729

Shares issued in reinvestment of dividends and distributions	65,609	58,654	503,220	533,754

Shares redeemed	(100,448)	(1,122,954)	(843,443)	(10,649,576)

Net increase (decrease)	97,132	(742,749)	$784,474	$(7,071,093)

	AB 2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Class A
Shares sold	72,161	83,278	$710,980	$844,637

Shares issued in reinvestment of dividends and distributions	18,749	7,007	169,676	69,367

Shares redeemed	(64,121)	(147,134)	(644,489)	(1,508,507)

Net increase (decrease)	26,789	(56,849)	$236,167	$(594,503)

Class B
Shares sold	158	484	$1,600	$4,800

Shares issued in reinvestment of dividends and distributions	464	73	4,049	701

Shares redeemed	(652)	(636)	(5,850)	(6,550)

Net decrease	(30)	(79)	$(201)	$(1,049)

Class C
Shares sold	18,887	21,306	$180,096	$210,605

Shares issued in reinvestment of dividends and distributions	6,732	960	58,436	9,195

Shares redeemed	(27,403)	(10,209)	(250,165)	(100,889)

Net increase (decrease)	(1,784)	12,057	$(11,633)	$118,911

AB RETIREMENT STRATEGIES •	161

Notes to Financial Statements

	AB 2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014

Advisor Class
Shares sold	803	962	$8,100	$10,326

Shares issued in reinvestment of dividends and distributions	322	36	2,975	366

Shares redeemed	(1,921)	(668)	(19,124)	(7,407)

Net increase (decrease)	(796)	330	$(8,049)	$3,285

Class R
Shares sold	114,785	55,743	$1,035,956	$537,572

Shares issued in reinvestment of dividends and distributions	19,224	4,160	159,948	38,602

Shares redeemed	(95,753)	(38,448)	(841,798)	(374,949)

Net increase	38,256	21,455	$354,106	$201,225

Class K
Shares sold	432,814	336,875	$3,895,660	$3,261,773

Shares issued in reinvestment of dividends and distributions	114,621	17,187	946,773	158,807

Shares redeemed	(265,157)	(60,083)	(2,367,424)	(576,724)

Net increase	282,278	293,979	$2,475,009	$2,843,856

Class I
Shares sold	129,573	191,673	$1,182,044	$1,836,559

Shares issued in reinvestment of dividends and distributions	22,598	20,020	186,432	184,587

Shares redeemed	(61,864)	(445,245)	(554,472)	(4,275,440)

Net increase (decrease)	90,307	(233,552)	$814,004	$(2,254,294)

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal

162	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy’s NAV when one of these investments is performing more poorly than the other.

Inflation Risk—This is the risk that the value of assets or income from the Strategy’s investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio’s assets can decline as can the value of that Underlying Portfolio’s distributions.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

Focused Portfolio Risk—The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy’s NAV.

Derivatives Risk—The Strategies and Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

AB RETIREMENT STRATEGIES •	163

Notes to Financial Statements

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2015.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2015 and August 31, 2014 were as follows:

AB 2000 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$234,008	$52,012
Long-term capital gains	500,040	170,582

Total distributions paid	$734,048	$222,594

AB 2005 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$313,039	$350,131

Total distributions paid	$313,039	$350,131

164	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

AB 2010 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$1,671,073	$1,515,433

Total distributions paid	$1,671,073	$1,515,433

AB 2015 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$3,763,237	$3,600,088

Total distributions paid	$3,763,237	$3,600,088

AB 2020 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$5,960,751	$6,016,592

Total distributions paid	$5,960,751	$6,016,592

AB 2025 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$5,965,543	$5,601,625

Total distributions paid	$5,965,543	$5,601,625

AB 2030 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$4,714,018	$4,661,318

Total distributions paid	$4,714,018	$4,661,318

AB 2035 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$3,635,237	$3,300,830

Total distributions paid	$3,635,237	$3,300,830

AB 2040 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$3,504,898	$2,642,193
Long-term capital gains	2,206,751	– 0	–

Total distributions paid	$5,711,649	$2,642,193

AB 2045 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$2,365,142	$1,628,392
Long-term capital gains	3,670,066	66,648

Total distributions paid	$6,035,208	$1,695,040

AB 2050 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$570,113	$539,497
Long-term capital gains	3,237,146	718,728

Total distributions paid	$3,807,259	$1,258,225

AB RETIREMENT STRATEGIES •	165

Notes to Financial Statements

AB 2055 Retirement Strategy	2015	2014
Distributions paid from:
Ordinary income	$325,696	$227,023
Long-term capital gains	1,207,421	236,104

Total distributions paid	$1,533,117	$463,127

As of August 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows

Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains		Accumulated Capital and Other Losses(a)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
AB 2000	$186,536		$188,192		$	– 0	–	$91,153	$465,881
AB 2005	37,541		– 0	–		(4,150,632)		113,969	(3,999,122)
AB 2010	152,108		– 0	–		(17,144,415)		1,582,622	(15,409,685)
AB 2015	200,674		– 0	–		(13,479,308)		6,202,503	(7,076,131)
AB 2020	235,129		– 0	–		(19,279,013)		17,286,232	(1,757,652)
AB 2025	38,879		– 0	–		(9,140,031)		12,316,371	3,215,219
AB 2030	– 0	–	1,667,343			(54,765)		16,901,127	18,513,705
AB 2035	523,736		5,985,298			– 0	–	13,777,802	20,286,836
AB 2040	– 0	–	11,313,778			(317,992)		13,939,218	24,935,004
AB 2045	– 0	–	8,240,477			(202,175)		10,508,592	18,546,894
AB 2050	– 0	–	2,004,490			(45,698)		1,696,483	3,655,275
AB 2055	– 0	–	930,854			(34,517)		(81,446)	814,891

(a)

As of August 31, 2015 certain AB Strategies had capital loss carryforwards for federal income tax purposes. During the fiscal year ended August 31, 2015, the AB 2005, AB 2010, AB 2015, AB 2020, AB 2025, AB 2030 and AB 2035 Strategies utilized capital loss carryforwards of $417,270, $2,907,376, $7,745,338, $14,943,965, $13,704,871, $14,093,039 and $7,442,472, respectively, to offset current year net realized gains. At August 31, 2015 the AB 2030, AB 2040, AB 2045, AB 2050 and AB 2055 Strategies had qualified late-year ordinary loss deferrals of $54,765, $317,992, $202,175, $45,698 and $34,517, respectively. These losses are deemed to arise on September 1, 2015.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

166	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

As of August 31, 2015, the following Strategies had net capital loss carryforwards which will expire as follows:

Strategy	Short-Term Amount	Long-Term Amount	Expiration
AB 2005	$892,210	n/a	2018
AB 2005	3,258,422	n/a	2019
AB 2010	17,144,415	n/a	2019
AB 2015	13,479,308	n/a	2019
AB 2020	19,279,013	n/a	2019
AB 2025	9,140,031	n/a	2019

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to return of capital distributions received from underlying securities and the redesignation of dividends—is reflected as an adjustment to the components of capital as of August 31, 2015 as shown below:

Strategy	Increase (Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income (Loss)		Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
AB 2000	$	– 0	–	$(31)		$31
AB 2005		– 0	–	(28)		28
AB 2010		– 0	–	(23)		23
AB 2015		– 0	–	– 0	–	– 0	–
AB 2020		– 0	–	– 0	–	– 0	–
AB 2025		– 0	–	– 0	–	– 0	–
AB 2030		– 0	–	– 0	–	– 0	–
AB 2035		– 0	–	– 0	–	– 0	–
AB 2040		– 0	–	33,331		(33,331)
AB 2045		– 0	–	– 0	–	– 0	–
AB 2050		– 0	–	23		(23)
AB 2055		– 0	–	2,333		(2,333)

NOTE I

Liquidation of AB Retirement Strategies

At a meeting held on June 24, 2015, the Board of Directors of AB Blended Style Series, Inc. approved the liquidation and dissolution of each Strategy. The Strategies have suspended sales of their shares to direct investors pending the completion of the liquidations and the payment of one or more liquidating distributions to each Strategy’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Strategies will continue to offer their shares although without an initial sales charge. The Strategies expect to make their liquidating distributions on or shortly after November 20, 2015.

AB RETIREMENT STRATEGIES •	167

Notes to Financial Statements

In connection with the liquidations, the Board approved the immediate suspension of the Strategies’ distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Strategies’ shares on or after June 25, 2015. This CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of a Strategy’s shares on or after June 25, 2015.

Shareholders may redeem shares of the Strategies, and may exchange shares of the Strategies for shares of the same class of other AB Mutual Funds, until November 18, 2015. Shareholders should be aware that the Strategies will convert their assets to cash and/or cash equivalents approximately two weeks before the liquidating distributions are made to shareholders. After a Strategy converts its assets to cash, the Strategy will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

168	• AB RETIREMENT STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.77	$ 10.92	$ 10.75	$ 10.58	$ 9.90

Income From Investment Operations
Net investment income(a)(b)	.28	.25	.22	.29	.26
Net realized and unrealized gain (loss) on investment transactions	(.67)	.77	.17	.14	.69

Net increase (decrease) in net asset value from operations	(.39)	1.02	.39	.43	.95

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–	(.22)	(.26)	(.27)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.00)	(.17)	(.22)	(.26)	(.27)

Net asset value, end of period	$ 10.38	$ 11.77	$ 10.92	$ 10.75	$ 10.58

Total Return
Total investment return based on net asset value(c)	(3.36)%	9.39%	3.62%	4.16%	9.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$740	$985	$1,522	$3,167	$6,215
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.81%	.82%	.82%	.83%	.81	%+
Expenses, before waivers/reimbursements(d)	5.88%	4.46%	3.63%	2.28%	1.97	%+
Net investment income(b)	2.58%	2.17%	2.02%	2.73%	2.46	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.54	$ 10.79	$ 10.68	$ 10.44	$ 9.76

Income From Investment Operations
Net investment income(a)(b)	.24	.25	.13	.13	.21
Net realized and unrealized gain (loss) on investment transactions	(.69)	.67	.18	.22	.66

Net increase (decrease) in net asset value from operations	(.45)	.92	.31	.35	.87

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.20)	(.11)	(.19)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.76)	(.17)	(.20)	(.11)	(.19)

Net asset value, end of period	$ 10.33	$ 11.54	$ 10.79	$ 10.68	$ 10.44

Total Return
Total investment return based on net asset value(c)	(3.96)%	8.57%	2.95%	3.36%	8.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25	$37	$164	$182	$149
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51%	1.52%	1.52%	1.53%	1.51	%+
Expenses, before waivers/reimbursements(d)	6.60%	5.00%	4.50%	3.02%	2.69	%+
Net investment income(b)	2.21%	2.21%	1.24%	1.28%	1.98	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

170	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.50	$ 10.75	$ 10.64	$ 10.44	$ 9.76

Income From Investment Operations
Net investment income(a)(b)	.25	.15	.13	.16	.21
Net realized and unrealized gain (loss) on investment transactions	(.70)	.77	.18	.18	.66

Net increase (decrease) in net asset value from operations	(.45)	.92	.31	.34	.87

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–	(.20)	(.14)	(.19)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.00)	(.17)	(.20)	(.14)	(.19)

Net asset value, end of period	$ 10.05	$ 11.50	$ 10.75	$ 10.64	$ 10.44

Total Return
Total investment return based on net asset value(c)	(3.98)%	8.60%	2.98%	3.36%	8.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$155	$550	$433	$463	$524
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51%	1.52%	1.52%	1.53%	1.51	%+
Expenses, before waivers/reimbursements(d)	6.56%	5.27%	4.52%	2.98%	2.72	%+
Net investment income(b)	2.30%	1.34%	1.23%	1.54%	2.03	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.84	$ 10.95	$ 10.80	$ 10.63	$ 9.95

Income From Investment Operations
Net investment income(a)(b)	.27	.26	.58	.34	.31
Net realized and unrealized gain (loss) on investment transactions	(.62)	.80	(.15	)†	.12	.68

Net increase (decrease) in net asset value from operations	(.35)	1.06	.43	.46	.99

Less: Dividends and Distributions
Dividends from net investment income	(.34)	– 0	–	(.28)	(.29)	(.31)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.10)	(.17)	(.28)	(.29)	(.31)

Net asset value, end of period	$ 10.39	$ 11.84	$ 10.95	$ 10.80	$ 10.63

Total Return
Total investment return based on net asset value(c)	(3.10)%	9.74%	4.00%	4.46%	9.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17	$10	$8	$60	$211
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.51%	.52%	.52%	.53%	.51	%+
Expenses, before waivers/reimbursements(d)	5.60%	4.26%	3.02%	2.40%	1.68	%+
Net investment income(b)	2.51%	2.29%	5.51%	3.02%	2.92	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

172	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Class R
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.46	$ 10.70	$ 10.61	$ 10.41	$ 9.76

Income From Investment Operations
Net investment income(a)(b)	.25	.22	.18	.24	.25
Net realized and unrealized gain (loss) on investment transactions	(.65)	.75	.18	.16	.68

Net increase (decrease) in net asset value from operations	(.40)	.97	.36	.40	.93

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.04)	(.27)	(.20)	(.28)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.11)	(.21)	(.27)	(.20)	(.28)

Net asset value, end of period	$ 9.95	$ 11.46	$ 10.70	$ 10.61	$ 10.41

Total Return
Total investment return based on net asset value(c)	(3.51)%	9.15%	3.46%	3.90%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$900	$922	$1,092	$1,137	$1,524
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%	1.02%	1.02%	1.03%	1.01	%+
Expenses, before waivers/reimbursements(d)	4.93%	3.96%	3.28%	2.41%	2.25	%+
Net investment income(b)	2.42%	1.98%	1.69%	2.27%	2.38	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Class K
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.36	$ 10.60	$ 10.50	$ 10.34	$ 9.69

Income From Investment Operations
Net investment income(a)(b)	.28	.25	.24	.26	.26
Net realized and unrealized gain (loss) on investment transactions	(.65)	.73	.15	.16	.69

Net increase (decrease) in net asset value from operations	(.37)	.98	.39	.42	.95

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.05)	(.29)	(.26)	(.30)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.15)	(.22)	(.29)	(.26)	(.30)

Net asset value, end of period	$ 9.84	$ 11.36	$ 10.60	$ 10.50	$ 10.34

Total Return
Total investment return based on net asset value(c)	(3.27)%	9.38%	3.76%	4.15%	9.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,497	$4,901	$5,300	$14,161	$19,922
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.76%	.77%	.77%	.78%	.76	%+
Expenses, before waivers/reimbursements(d)	4.73%	3.68%	2.86%	2.07%	1.99	%+
Net investment income(b)	2.67%	2.23%	2.26%	2.51%	2.50	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

174	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2000 Retirement Strategy
Class I
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.33	$ 10.57	$ 10.52	$ 10.37	$ 9.73

Income From Investment Operations
Net investment income(a)(b)	.76	.37	.22	.17	.33
Net realized and unrealized gain (loss) on investment transactions	(1.10)	.64	.19	.27	.64

Net increase (decrease) in net asset value from operations	(.34)	1.01	.41	.44	.97

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.08)	(.36)	(.29)	(.33)
Distributions from net realized gain on investment transactions	(.76)	(.17)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.11)	(.25)	(.36)	(.29)	(.33)

Net asset value, end of period	$ 9.88	$ 11.33	$ 10.57	$ 10.52	$ 10.37

Total Return
Total investment return based on net asset value(c)	(3.08)%	9.67%	3.94%	4.43%	10.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58	$110	$2,664	$3,525	$1,656
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.51%	.52%	.52%	.53%	.51	%+
Expenses, before waivers/reimbursements(d)	4.27%	2.97%	2.60%	1.76%	1.66	%+
Net investment income(b)	7.13%	3.38%	2.08%	1.68%	3.15	%+
Portfolio turnover rate	21%	23%	17%	43%	36%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.57	$ 10.59	$ 10.27	$ 10.09	$ 9.37

Income From Investment Operations
Net investment income(a)(b)	.40	.30	.20	.25	.28
Net realized and unrealized gain (loss) on investment transactions	(.84)	.90	.34	.19	.73

Net increase (decrease) in net asset value from operations	(.44)	1.20	.54	.44	1.01

Less: Dividends
Dividends from net investment income	(.33)	(.22)	(.22)	(.26)	(.29)

Net asset value, end of period	$ 10.80	$ 11.57	$ 10.59	$ 10.27	$ 10.09

Total Return
Total investment return based on net asset value(c)	(3.77)%	11.52%	5.32%	4.47%	10.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,520	$4,035	$4,826	$7,612	$15,389
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87%	.88%	.88%	.88%	.87	%+
Expenses, before waivers/reimbursements(d)	3.95%	3.04%	2.67%	2.04%	1.81	%+
Net investment income(b)	3.57%	2.69%	1.95%	2.47%	2.74	%+
Portfolio turnover rate	14%	15%	16%	23%	13%

See footnote summary on page 253.

176	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.46	$ 10.51	$ 10.24	$ 10.04	$ 9.30

Income From Investment Operations
Net investment income(a)(b)	.28	.28	.14	.15	.20
Net realized and unrealized gain (loss) on investment transactions	(.77)	.83	.32	.22	.73

Net increase (decrease) in net asset value from operations	(.49)	1.11	.46	.37	.93

Less: Dividends
Dividends from net investment income	(.23)	(.16)	(.19)	(.17)	(.19)

Net asset value, end of period	$ 10.74	$ 11.46	$ 10.51	$ 10.24	$ 10.04

Total Return
Total investment return based on net asset value(c)	(4.32)%	10.67%	4.58%	3.75%	10.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$133	$257	$305	$312
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.57%	1.58%	1.58%	1.58%	1.57	%+
Expenses, before waivers/reimbursements(d)	4.77%	3.68%	3.41%	2.72%	2.53	%+
Net investment income(b)	2.49%	2.57%	1.35%	1.54%	1.90	%+
Portfolio turnover rate	14%	15%	16%	23%	13%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.44	$ 10.46	$ 10.19	$ 10.02	$ 9.28

Income From Investment Operations
Net investment income(a)(b)	.25	.18	.13	.19	.18
Net realized and unrealized gain (loss) on investment transactions	(.75)	.93	.33	.18	.75

Net increase (decrease) in net asset value from operations	(.50)	1.11	.46	.37	.93

Less: Dividends
Dividends from net investment income	(.28)	(.13)	(.19)	(.20)	(.19)

Net asset value, end of period	$ 10.66	$ 11.44	$ 10.46	$ 10.19	$ 10.02

Total Return
Total investment return based on net asset value(c)	(4.36)%	10.74%	4.60%	3.75%	10.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$242	$286	$282	$248	$334
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.57%	1.58%	1.58%	1.58%	1.57	%+
Expenses, before waivers/reimbursements(d)	4.58%	3.80%	3.43%	2.73%	2.58	%+
Net investment income(b)	2.26%	1.65%	1.23%	1.93%	1.81	%+
Portfolio turnover rate	14%	15%	16%	23%	13%

See footnote summary on page 253.

178	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.59	$ 10.59	$ 10.32	$ 10.14	$ 9.42

Income From Investment Operations
Net investment income(a)(b)	.35	.26	.30	.27	.30
Net realized and unrealized gain (loss) on investment transactions	(.74)	.98	.27	.21	.74

Net increase (decrease) in net asset value from operations	(.39)	1.24	.57	.48	1.04

Less: Dividends
Dividends from net investment income	(.40)	(.24)	(.30)	(.30)	(.32)

Net asset value, end of period	$ 10.80	$ 11.59	$ 10.59	$ 10.32	$ 10.14

Total Return
Total investment return based on net asset value(c)	(3.38)%	11.84%	5.64%	4.87%	11.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$239	$280	$166	$461	$870
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.57%	.58%	.58%	.58%	.57	%+
Expenses, before waivers/reimbursements(d)	3.74%	2.82%	2.35%	1.67%	1.53	%+
Net investment income(b)	3.11%	2.29%	2.70%	2.63%	2.97	%+
Portfolio turnover rate	14%	15%	16%	23%	13%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014		2013	2012	2011

Net asset value, beginning of period	$ 11.69	$ 10.51		$ 10.22	$ 10.02	$ 9.32

Income From Investment Operations
Net investment income(a)(b)	.34	.19		.19	.21	.24
Net realized and unrealized gain (loss) on investment transactions	(.79)	.99		.33	.21	.74

Net increase (decrease) in net asset value from operations	(.45)	1.18		.52	.42	.98

Less: Dividends
Dividends from net investment income	(.35)	– 0	–	(.23)	(.22)	(.28)

Net asset value, end of period	$ 10.89	$ 11.69		$ 10.51	$ 10.22	$ 10.02

Total Return
Total investment return based on net asset value(c)	(3.86)%	11.23%		5.17%	4.28%	10.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$210	$458		$1,963	$2,552	$3,017
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.07%	1.08%		1.08%	1.08%	1.07	%+
Expenses, before waivers/reimbursements(d)	4.03%	3.08%		2.74%	2.37%	2.15	%+
Net investment income(b)	2.99%	1.73%		1.79%	2.14%	2.38	%+
Portfolio turnover rate	14%	15%		16%	23%	13%

See footnote summary on page 253.

180	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.47	$ 10.53	$ 10.25	$ 10.08	$ 9.36

Income From Investment Operations
Net investment income(a)(b)	.34	.31	.21	.25	.28
Net realized and unrealized gain (loss) on investment transactions	(.75)	.89	.34	.18	.73

Net increase (decrease) in net asset value from operations	(.41)	1.20	.55	.43	1.01

Less: Dividends
Dividends from net investment income	(.38)	(.26)	(.27)	(.26)	(.29)

Net asset value, end of period	$ 10.68	$ 11.47	$ 10.53	$ 10.25	$ 10.08

Total Return
Total investment return based on net asset value(c)	(3.61)%	11.53%	5.45%	4.42%	10.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,587	$5,941	$8,378	$9,452	$10,268
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82%	.83%	.83%	.83%	.82	%+
Expenses, before waivers/reimbursements(d)	3.72%	2.81%	2.42%	2.05%	1.85	%+
Net investment income(b)	3.05%	2.78%	2.00%	2.50%	2.71	%+
Portfolio turnover rate	14%	15%	16%	23%	13%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.47	$ 10.54	$ 10.27	$ 10.10	$ 9.39

Income From Investment Operations
Net investment income(a)(b)	.33	.40	.21	.17	.28
Net realized and unrealized gain (loss) on investment transactions	(.72)	.82	.37	.30	.75

Net increase (decrease) in net asset value from operations	(.39)	1.22	.58	.47	1.03

Less: Dividends
Dividends from net investment income	(.42)	(.29)	(.31)	(.30)	(.32)

Net asset value, end of period	$ 10.66	$ 11.47	$ 10.54	$ 10.27	$ 10.10

Total Return
Total investment return based on net asset value(c)	(3.41)%	11.78%	5.72%	4.79%	11.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$440	$423	$1,480	$2,080	$789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.57%	.58%	.58%	.58%	.57	%+
Expenses, before waivers/reimbursements(d)	3.41%	2.39%	2.09%	1.75%	1.53	%+
Net investment income(b)	3.02%	3.62%	2.06%	1.67%	2.81	%+
Portfolio turnover rate	14%	15%	16%	23%	13%

See footnote summary on page 253.

182	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.79	$ 10.66	$ 10.18	$ 9.97	$ 9.16

Income From Investment Operations
Net investment income(a)(b)	.40	.32	.23	.25	.29
Net realized and unrealized gain (loss) on investment transactions	(.95)	1.09	.48	.23	.81

Net increase (decrease) in net asset value from operations	(.55)	1.41	.71	.48	1.10

Less: Dividends
Dividends from net investment income	(.36)	(.28)	(.23)	(.27)	(.29)

Net asset value, end of period	$ 10.88	$ 11.79	$ 10.66	$ 10.18	$ 9.97

Total Return
Total investment return based on net asset value(c)	(4.66)%	13.42%	7.08%	5.01%	11.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,579	$10,186	$12,438	$24,331	$40,407
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%	.90%	.90%	.90%	.89	%+
Expenses, before waivers/reimbursements(d)	1.50%	1.47%	1.52%	1.26%	1.15	%+
Net investment income(b)	3.52%	2.84%	2.25%	2.50%	2.84	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.68	$ 10.57	$ 10.10	$ 9.87	$ 9.08

Income From Investment Operations
Net investment income(a)(b)	.29	.26	.14	.17	.21
Net realized and unrealized gain (loss) on investment transactions	(.90)	1.06	.49	.25	.80

Net increase (decrease) in net asset value from operations	(.61)	1.32	.63	.42	1.01

Less: Dividends
Dividends from net investment income	(.25)	(.21)	(.16)	(.19)	(.22)

Net asset value, end of period	$ 10.82	$ 11.68	$ 10.57	$ 10.10	$ 9.87

Total Return
Total investment return based on net asset value(c)	(5.26)%	12.64%	6.28%	4.34%	11.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102	$226	$335	$426	$532
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.59%	1.60%	1.60%	1.60%	1.59	%+
Expenses, before waivers/reimbursements(d)	2.11%	2.19%	2.28%	2.02%	1.89	%+
Net investment income(b)	2.51%	2.32%	1.38%	1.70%	2.03	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

184	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.62	$ 10.52	$ 10.06	$ 9.87	$ 9.07

Income From Investment Operations
Net investment income(a)(b)	.28	.21	.14	.17	.19
Net realized and unrealized gain (loss) on investment transactions	(.88)	1.11	.48	.24	.83

Net increase (decrease) in net asset value from operations	(.60)	1.32	.62	.41	1.02

Less: Dividends
Dividends from net investment income	(.30)	(.22)	(.16)	(.22)	(.22)

Net asset value, end of period	$ 10.72	$ 11.62	$ 10.52	$ 10.06	$ 9.87

Total Return
Total investment return based on net asset value(c)	(5.21)%	12.66%	6.25%	4.28%	11.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,824	$2,255	$1,849	$2,097	$2,094
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.59%	1.60%	1.60%	1.60%	1.59	%+
Expenses, before waivers/reimbursements(d)	2.08%	2.17%	2.26%	1.98%	1.89	%+
Net investment income(b)	2.51%	1.88%	1.32%	1.70%	1.89	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.80	$ 10.69	$ 10.22	$ 10.02	$ 9.21

Income From Investment Operations
Net investment income(a)(b)	.36	.32	.22	.30	.29
Net realized and unrealized gain (loss) on investment transactions	(.87)	1.12	.53	.21	.84

Net increase (decrease) in net asset value from operations	(.51)	1.44	.75	.51	1.13

Less: Dividends
Dividends from net investment income	(.40)	(.33)	(.28)	(.31)	(.32)

Net asset value, end of period	$ 10.89	$ 11.80	$ 10.69	$ 10.22	$ 10.02

Total Return
Total investment return based on net asset value(c)	(4.28)%	13.72%	7.46%	5.28%	12.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,208	$12,976	$8,433	$5,657	$13,728
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.59%	.60%	.60%	.60%	.59	%+
Expenses, before waivers/reimbursements(d)	1.24%	1.16%	1.26%	.96%	.84	%+
Net investment income(b)	3.14%	2.78%	2.10%	2.87%	2.85	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

186	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.79	$ 10.66	$ 10.18	$ 9.95	$ 9.14

Income From Investment Operations
Net investment income(a)(b)	.36	.29	.21	.22	.24
Net realized and unrealized gain (loss) on investment transactions	(.92)	1.10	.48	.24	.83

Net increase (decrease) in net asset value from operations	(.56)	1.39	.69	.46	1.07

Less: Dividends
Dividends from net investment income	(.33)	(.26)	(.21)	(.23)	(.26)

Net asset value, end of period	$ 10.90	$ 11.79	$ 10.66	$ 10.18	$ 9.95

Total Return
Total investment return based on net asset value(c)	(4.79)%	13.21%	6.87%	4.76%	11.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,363	$6,022	$7,134	$9,553	$12,769
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09%	1.10%	1.10%	1.10%	1.09	%+
Expenses, before waivers/reimbursements(d)	1.76%	1.79%	1.71%	1.59%	1.48	%+
Net investment income(b)	3.12%	2.59%	1.98%	2.23%	2.41	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.80	$ 10.68	$ 10.21	$ 9.99	$ 9.18

Income From Investment Operations
Net investment income(a)(b)	.36	.32	.24	.27	.28
Net realized and unrealized gain (loss) on investment transactions	(.90)	1.10	.48	.22	.82

Net increase (decrease) in net asset value from operations	(.54)	1.42	.72	.49	1.10

Less: Dividends
Dividends from net investment income	(.36)	(.30)	(.25)	(.27)	(.29)

Net asset value, end of period	$ 10.90	$ 11.80	$ 10.68	$ 10.21	$ 9.99

Total Return
Total investment return based on net asset value(c)	(4.59)%	13.49%	7.11%	5.05%	12.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,105	$24,151	$24,601	$36,508	$59,760
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.84%	.85%	.85%	.85%	.84	%+
Expenses, before waivers/reimbursements(d)	1.48%	1.48%	1.40%	1.27%	1.19	%+
Net investment income(b)	3.20%	2.82%	2.28%	2.70%	2.75	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

188	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.77	$ 10.68	$ 10.23	$ 10.02	$ 9.21

Income From Investment Operations
Net investment income(a)(b)	.49	.48	.27	.26	.30
Net realized and unrealized gain (loss) on investment transactions	(1.00)	.95	.47	.25	.83

Net increase (decrease) in net asset value from operations	(.51)	1.43	.74	.51	1.13

Less: Dividends
Dividends from net investment income	(.39)	(.34)	(.29)	(.30)	(.32)

Net asset value, end of period	$ 10.87	$ 11.77	$ 10.68	$ 10.23	$ 10.02

Total Return
Total investment return based on net asset value(c)	(4.36)%	13.65%	7.40%	5.32%	12.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$332	$577	$2,758	$4,597	$5,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.59%	.60%	.60%	.60%	.59	%+
Expenses, before waivers/reimbursements(d)	1.20%	1.17%	1.07%	.93%	.87	%+
Net investment income(b)	4.27%	4.32%	2.53%	2.62%	2.94	%+
Portfolio turnover rate	16%	16%	13%	18%	11%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.14	$ 10.83	$ 10.18	$ 9.93	$ 9.09

Income From Investment Operations
Net investment income(a)(b)	.40	.36	.21	.21	.26
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.27	.68	.29	.86

Net increase (decrease) in net asset value from operations	(.66)	1.63	.89	.50	1.12

Less: Dividends
Dividends from net investment income	(.40)	(.32)	(.24)	(.25)	(.28)

Net asset value, end of period	$ 11.08	$ 12.14	$ 10.83	$ 10.18	$ 9.93

Total Return
Total investment return based on net asset value(c)	(5.43)%	15.30%	8.89%	5.20%	12.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,240	$30,424	$33,281	$59,820	$75,411
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.92%	.93%	.94%	.94%	.93	%+
Expenses, before waivers/reimbursements(d)	1.22%	1.24%	1.26%	1.09%	1.10	%+
Net investment income(b)	3.46%	3.07%	2.00%	2.16%	2.59	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

190	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.05	$ 10.75	$ 10.09	$ 9.84	$ 9.00

Income From Investment Operations
Net investment income(a)(b)	.38	.26	.14	.15	.19
Net realized and unrealized gain (loss) on investment transactions	(1.10)	1.27	.68	.28	.86

Net increase (decrease) in net asset value from operations	(.72)	1.53	.82	.43	1.05

Less: Dividends
Dividends from net investment income	(.31)	(.23)	(.16)	(.18)	(.21)

Net asset value, end of period	$ 11.02	$ 12.05	$ 10.75	$ 10.09	$ 9.84

Total Return
Total investment return based on net asset value(c)	(6.01)%	14.39%	8.20%	4.46%	11.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$507	$1,088	$1,218	$1,581	$2,079
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.62%	1.63%	1.64%	1.64%	1.63	%+
Expenses, before waivers/reimbursements(d)	1.85%	1.96%	1.99%	1.83%	1.82	%+
Net investment income(b)	3.29%	2.24%	1.30%	1.56%	1.82	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.98	$ 10.69	$ 10.06	$ 9.84	$ 9.00

Income From Investment Operations
Net investment income(a)(b)	.37	.24	.13	.13	.16
Net realized and unrealized gain (loss) on investment transactions	(1.10)	1.29	.68	.29	.89

Net increase (decrease) in net asset value from operations	(.73)	1.53	.81	.42	1.05

Less: Dividends
Dividends from net investment income	(.32)	(.24)	(.18)	(.20)	(.21)

Net asset value, end of period	$ 10.93	$ 11.98	$ 10.69	$ 10.06	$ 9.84

Total Return
Total investment return based on net asset value(c)	(6.11)%	14.48%	8.16%	4.43%	11.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,038	$4,941	$5,295	$5,157	$4,289
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.62%	1.63%	1.64%	1.64%	1.63	%+
Expenses, before waivers/reimbursements(d)	1.81%	1.95%	1.99%	1.80%	1.83	%+
Net investment income(b)	3.18%	2.07%	1.19%	1.37%	1.60	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

192	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.22	$ 10.91	$ 10.26	$ 10.00	$ 9.15

Income From Investment Operations
Net investment income(a)(b)	.45	.36	.22	.28	.28
Net realized and unrealized gain (loss) on investment transactions	(1.08)	1.31	.71	.26	.88

Net increase (decrease) in net asset value from operations	(.63)	1.67	.93	.54	1.16

Less: Dividends
Dividends from net investment income	(.44)	(.36)	(.28)	(.28)	(.31)

Net asset value, end of period	$ 11.15	$ 12.22	$ 10.91	$ 10.26	$ 10.00

Total Return
Total investment return based on net asset value(c)	(5.13)%	15.58%	9.26%	5.59%	12.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,339	$3,986	$3,423	$3,662	$13,101
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.62%	.63%	.64%	.64%	.63	%+
Expenses, before waivers/reimbursements(d)	.96%	.94%	.97%	.78%	.80	%+
Net investment income(b)	3.79%	3.09%	2.05%	2.73%	2.69	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.20	$ 10.86	$ 10.20	$ 9.91	$ 9.06

Income From Investment Operations
Net investment income(a)(b)	.38	.31	.20	.19	.24
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.30	.67	.30	.87

Net increase (decrease) in net asset value from operations	(.68)	1.61	.87	.49	1.11

Less: Dividends
Dividends from net investment income	(.36)	(.27)	(.21)	(.20)	(.26)

Net asset value, end of period	$ 11.16	$ 12.20	$ 10.86	$ 10.20	$ 9.91

Total Return
Total investment return based on net asset value(c)	(5.58)%	15.06%	8.59%	5.08%	12.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,926	$15,731	$18,640	$26,932	$32,067
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.12%	1.13%	1.14%	1.14%	1.13	%+
Expenses, before waivers/reimbursements(d)	1.52%	1.59%	1.51%	1.48%	1.47	%+
Net investment income(b)	3.27%	2.64%	1.88%	1.94%	2.36	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

194	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.22	$ 10.90	$ 10.24	$ 9.97	$ 9.12

Income From Investment Operations
Net investment income(a)(b)	.41	.34	.24	.23	.26
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.30	.66	.28	.87

Net increase (decrease) in net asset value from operations	(.65)	1.64	.90	.51	1.13

Less: Dividends
Dividends from net investment income	(.40)	(.32)	(.24)	(.24)	(.28)

Net asset value, end of period	$ 11.17	$ 12.22	$ 10.90	$ 10.24	$ 9.97

Total Return
Total investment return based on net asset value(c)	(5.37)%	15.33%	8.89%	5.35%	12.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,138	$61,145	$57,414	$86,772	$110,593
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87%	.88%	.89%	.89%	.88	%+
Expenses, before waivers/reimbursements(d)	1.25%	1.28%	1.22%	1.17%	1.16	%+
Net investment income(b)	3.47%	2.88%	2.24%	2.29%	2.53	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.17	$ 10.88	$ 10.24	$ 9.98	$ 9.14

Income From Investment Operations
Net investment income(a)(b)	.41	.45	.22	.25	.29
Net realized and unrealized gain (loss) on investment transactions	(1.03)	1.22	.70	.29	.87

Net increase (decrease) in net asset value from operations	(.62)	1.67	.92	.54	1.16

Less: Dividends
Dividends from net investment income	(.45)	(.38)	(.28)	(.28)	(.32)

Net asset value, end of period	$ 11.10	$ 12.17	$ 10.88	$ 10.24	$ 9.98

Total Return
Total investment return based on net asset value(c)	(5.11)%	15.63%	9.15%	5.64%	12.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,426	$5,226	$10,192	$13,805	$43,280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.62%	.63%	.64%	.64%	.63	%+
Expenses, before waivers/reimbursements(d)	.86%	.84%	.80%	.80%	.82	%+
Net investment income(b)	3.54%	3.85%	2.04%	2.49%	2.84	%+
Portfolio turnover rate	14%	13%	9%	17%	16%

See footnote summary on page 253.

196	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.22	$ 10.80	$ 9.97	$ 9.70	$ 8.82

Income From Investment Operations
Net investment income(a)(b)	.39	.35	.18	.18	.25
Net realized and unrealized gain (loss) on investment transactions	(1.08)	1.39	.85	.30	.88

Net increase (decrease) in net asset value from operations	(.69)	1.74	1.03	.48	1.13

Less: Dividends
Dividends from net investment income	(.40)	(.32)	(.20)	(.21)	(.25)

Net asset value, end of period	$ 11.13	$ 12.22	$ 10.80	$ 9.97	$ 9.70

Total Return
Total investment return based on net asset value(c)	(5.65)%	16.38%	10.48%	5.15%	12.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,785	$43,233	$45,083	$72,537	$89,111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.96%	.97%	.98%	.98%	.97	%+
Expenses, before waivers/reimbursements(d)	1.13%	1.14%	1.24%	1.12%	1.08	%+
Net investment income(b)	3.33%	2.99%	1.74%	1.86%	2.43	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.08	$ 10.67	$ 9.86	$ 9.58	$ 8.72

Income From Investment Operations
Net investment income(a)(b)	.32	.27	.10	.11	.17
Net realized and unrealized gain (loss) on investment transactions	(1.08)	1.37	.84	.31	.87

Net increase (decrease) in net asset value from operations	(.76)	1.64	.94	.42	1.04

Less: Dividends
Dividends from net investment income	(.28)	(.23)	(.13)	(.14)	(.18)

Net asset value, end of period	$ 11.04	$ 12.08	$ 10.67	$ 9.86	$ 9.58

Total Return
Total investment return based on net asset value(c)	(6.30)%	15.61%	9.66%	4.49%	11.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$612	$1,213	$1,521	$1,684	$1,928
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.66%	1.67%	1.68%	1.68%	1.67	%+
Expenses, before waivers/reimbursements(d)	1.77%	1.86%	1.97%	1.86%	1.81	%+
Net investment income(b)	2.76%	2.34%	.96%	1.13%	1.70	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

198	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.08	$ 10.68	$ 9.87	$ 9.60	$ 8.73

Income From Investment Operations
Net investment income(a)(b)	.30	.25	.09	.10	.16
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.39	.86	.31	.89

Net increase (decrease) in net asset value from operations	(.76)	1.64	.95	.41	1.05

Less: Dividends
Dividends from net investment income	(.32)	(.24)	(.14)	(.14)	(.18)

Net asset value, end of period	$ 11.00	$ 12.08	$ 10.68	$ 9.87	$ 9.60

Total Return
Total investment return based on net asset value(c)	(6.28)%	15.61%	9.66%	4.41%	11.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,276	$6,534	$6,055	$5,405	$6,326
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.66%	1.67%	1.68%	1.68%	1.67	%+
Expenses, before waivers/reimbursements(d)	1.72%	1.85%	1.97%	1.85%	1.81	%+
Net investment income(b)	2.59%	2.15%	.84%	1.04%	1.60	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.28	$ 10.85	$ 10.03	$ 9.77	$ 8.88

Income From Investment Operations
Net investment income(a)(b)	.41	.36	.20	.23	.26
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.43	.86	.28	.91

Net increase (decrease) in net asset value from operations	(.65)	1.79	1.06	.51	1.17

Less: Dividends
Dividends from net investment income	(.44)	(.36)	(.24)	(.25)	(.28)

Net asset value, end of period	$ 11.19	$ 12.28	$ 10.85	$ 10.03	$ 9.77

Total Return
Total investment return based on net asset value(c)	(5.29)%	16.79%	10.75%	5.38%	13.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,483	$5,725	$4,963	$4,806	$12,351
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.66%	.67%	.68%	.68%	.67	%+
Expenses, before waivers/reimbursements(d)	.88%	.84%	.95%	.82%	.78	%+
Net investment income(b)	3.43%	3.04%	1.88%	2.35%	2.60	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

200	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.24	$ 10.79	$ 9.96	$ 9.67	$ 8.79

Income From Investment Operations
Net investment income(a)(b)	.38	.30	.16	.16	.22
Net realized and unrealized gain (loss) on investment transactions	(1.09)	1.42	.84	.30	.89

Net increase (decrease) in net asset value from operations	(.71)	1.72	1.00	.46	1.11

Less: Dividends
Dividends from net investment income	(.35)	(.27)	(.17)	(.17)	(.23)

Net asset value, end of period	$ 11.18	$ 12.24	$ 10.79	$ 9.96	$ 9.67

Total Return
Total investment return based on net asset value(c)	(5.82)%	16.22%	10.18%	4.92%	12.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,082	$26,117	$29,764	$38,244	$43,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.16%	1.17%	1.18%	1.18%	1.17	%+
Expenses, before waivers/reimbursements(d)	1.44%	1.51%	1.48%	1.46%	1.43	%+
Net investment income(b)	3.25%	2.59%	1.56%	1.64%	2.15	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.28	$ 10.85	$ 10.01	$ 9.73	$ 8.85

Income From Investment Operations
Net investment income(a)(b)	.37	.34	.21	.20	.25
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.42	.83	.29	.88

Net increase (decrease) in net asset value from operations	(.68)	1.76	1.04	.49	1.13

Less: Dividends
Dividends from net investment income	(.39)	(.33)	(.20)	(.21)	(.25)

Net asset value, end of period	$ 11.21	$ 12.28	$ 10.85	$ 10.01	$ 9.73

Total Return
Total investment return based on net asset value(c)	(5.54)%	16.49%	10.51%	5.24%	12.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,207	$99,738	$91,466	$128,651	$183,105
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.91%	.92%	.93%	.93%	.92	%+
Expenses, before waivers/reimbursements(d)	1.17%	1.20%	1.18%	1.14%	1.12	%+
Net investment income(b)	3.16%	2.89%	1.99%	2.04%	2.44	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

202	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.25	$ 10.84	$ 10.02	$ 9.76	$ 8.87

Income From Investment Operations
Net investment income(a)(b)	.38	.45	.20	.18	.24
Net realized and unrealized gain (loss) on investment transactions	(1.04)	1.33	.87	.33	.93

Net increase (decrease) in net asset value from operations	(.66)	1.78	1.07	.51	1.17

Less: Dividends
Dividends from net investment income	(.43)	(.37)	(.25)	(.25)	(.28)

Net asset value, end of period	$ 11.16	$ 12.25	$ 10.84	$ 10.02	$ 9.76

Total Return
Total investment return based on net asset value(c)	(5.36)%	16.76%	10.87%	5.42%	13.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,724	$15,175	$31,229	$29,126	$24,065
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.66%	.67%	.68%	.68%	.67	%+
Expenses, before waivers/reimbursements(d)	.81%	.82%	.83%	.76%	.79	%+
Net investment income(b)	3.19%	3.88%	1.89%	1.87%	2.39	%+
Portfolio turnover rate	16%	13%	9%	17%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.63	$ 11.05	$ 10.00	$ 9.68	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.41	.35	.15	.15	.23
Net realized and unrealized gain (loss) on investment transactions	(1.13)	1.56	1.07	.36	.91

Net increase (decrease) in net asset value from operations	(.72)	1.91	1.22	.51	1.14

Less: Dividends
Dividends from net investment income	(.40)	(.33)	(.17)	(.19)	(.24)

Net asset value, end of period	$ 11.51	$ 12.63	$ 11.05	$ 10.00	$ 9.68

Total Return
Total investment return based on net asset value(c)	(5.70)%	17.56%	12.38%	5.39%	12.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,342	$42,050	$44,347	$65,745	$91,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.99%	1.00%	1.00%	.99	%+
Expenses, before waivers/reimbursements(d)	1.13%	1.15%	1.25%	1.13%	1.12	%+
Net investment income(b)	3.34%	2.95%	1.44%	1.58%	2.31	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

204	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.44	$ 10.90	$ 9.87	$ 9.55	$ 8.66

Income From Investment Operations
Net investment income(a)(b)	.32	.26	.08	.08	.16
Net realized and unrealized gain (loss) on investment transactions	(1.11)	1.54	1.06	.35	.91

Net increase (decrease) in net asset value from operations	(.79)	1.80	1.14	.43	1.07

Less: Dividends
Dividends from net investment income	(.30)	(.26)	(.11)	(.11)	(.18)

Net asset value, end of period	$ 11.35	$ 12.44	$ 10.90	$ 9.87	$ 9.55

Total Return
Total investment return based on net asset value(c)	(6.35)%	16.75%	11.66%	4.64%	12.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$697	$1,226	$1,198	$1,172	$1,254
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.69%	1.70%	1.70%	1.69	%+
Expenses, before waivers/reimbursements(d)	1.75%	1.87%	1.99%	1.87%	1.87	%+
Net investment income(b)	2.65%	2.24%	.72%	.81%	1.60	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.42	$ 10.89	$ 9.87	$ 9.56	$ 8.67

Income From Investment Operations
Net investment income(a)(b)	.31	.25	.07	.07	.15
Net realized and unrealized gain (loss) on investment transactions	(1.09)	1.54	1.07	.36	.92

Net increase (decrease) in net asset value from operations	(.78)	1.79	1.14	.43	1.07

Less: Dividends
Dividends from net investment income	(.32)	(.26)	(.12)	(.12)	(.18)

Net asset value, end of period	$ 11.32	$ 12.42	$ 10.89	$ 9.87	$ 9.56

Total Return
Total investment return based on net asset value(c)	(6.29)%	16.61%	11.64%	4.59%	12.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,411	$5,556	$4,730	$4,254	$3,758
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.69%	1.70%	1.70%	1.69	%+
Expenses, before waivers/reimbursements(d)	1.71%	1.86%	1.98%	1.87%	1.88	%+
Net investment income(b)	2.58%	2.09%	.64%	.72%	1.51	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

206	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.68	$ 11.10	$ 10.05	$ 9.74	$ 8.83

Income From Investment Operations
Net investment income(a)(b)	.44	.36	.17	.21	.25
Net realized and unrealized gain (loss) on investment transactions	(1.12)	1.59	1.09	.32	.93

Net increase (decrease) in net asset value from operations	(.68)	1.95	1.26	.53	1.18

Less: Dividends
Dividends from net investment income	(.44)	(.37)	(.21)	(.22)	(.27)

Net asset value, end of period	$ 11.56	$ 12.68	$ 11.10	$ 10.05	$ 9.74

Total Return
Total investment return based on net asset value(c)	(5.35)%	17.88%	12.75%	5.61%	13.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,713	$4,539	$3,589	$3,239	$9,124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.69%	.70%	.70%	.69	%+
Expenses, before waivers/reimbursements(d)	.88%	.85%	.97%	.83%	.83	%+
Net investment income(b)	3.56%	3.01%	1.62%	2.10%	2.48	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.67	$ 11.07	$ 10.01	$ 9.68	$ 8.76

Income From Investment Operations
Net investment income(a)(b)	.37	.32	.14	.13	.21
Net realized and unrealized gain (loss) on investment transactions	(1.11)	1.57	1.07	.35	.92

Net increase (decrease) in net asset value from operations	(.74)	1.89	1.21	.48	1.13

Less: Dividends
Dividends from net investment income	(.34)	(.29)	(.15)	(.15)	(.21)

Net asset value, end of period	$ 11.59	$ 12.67	$ 11.07	$ 10.01	$ 9.68

Total Return
Total investment return based on net asset value(c)	(5.82)%	17.32%	12.19%	5.07%	12.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,411	$24,526	$26,513	$33,543	$41,027
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.18%	1.19%	1.20%	1.20%	1.19	%+
Expenses, before waivers/reimbursements(d)	1.43%	1.51%	1.48%	1.47%	1.47	%+
Net investment income(b)	2.99%	2.66%	1.28%	1.36%	2.05	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

208	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.67	$ 11.09	$ 10.03	$ 9.71	$ 8.80

Income From Investment Operations
Net investment income(a)(b)	.38	.33	.17	.16	.23
Net realized and unrealized gain (loss) on investment transactions	(1.10)	1.59	1.07	.35	.93

Net increase (decrease) in net asset value from operations	(.72)	1.92	1.24	.51	1.16

Less: Dividends
Dividends from net investment income	(.39)	(.34)	(.18)	(.19)	(.25)

Net asset value, end of period	$ 11.56	$ 12.67	$ 11.09	$ 10.03	$ 9.71

Total Return
Total investment return based on net asset value(c)	(5.67)%	17.59%	12.48%	5.43%	13.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,474	$112,791	$91,975	$118,522	$137,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	.94%	.95%	.95%	.94	%+
Expenses, before waivers/reimbursements(d)	1.16%	1.20%	1.18%	1.16%	1.14	%+
Net investment income(b)	3.08%	2.77%	1.61%	1.61%	2.26	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.66	$ 11.09	$ 10.05	$ 9.74	$ 8.83

Income From Investment Operations
Net investment income(a)(b)	.46	.51	.17	.15	.26
Net realized and unrealized gain (loss) on investment transactions	(1.14)	1.44	1.09	.39	.92

Net increase (decrease) in net asset value from operations	(.68)	1.95	1.26	.54	1.18

Less: Dividends
Dividends from net investment income	(.42)	(.38)	(.22)	(.23)	(.27)

Net asset value, end of period	$ 11.56	$ 12.66	$ 11.09	$ 10.05	$ 9.74

Total Return
Total investment return based on net asset value(c)	(5.34)%	17.90%	12.74%	5.70%	13.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,144	$6,226	$17,938	$16,305	$13,870
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.69%	.70%	.70%	.69	%+
Expenses, before waivers/reimbursements(d)	.88%	.87%	.86%	.79%	.83	%+
Net investment income(b)	3.79%	4.28%	1.58%	1.54%	2.53	%+
Portfolio turnover rate	18%	16%	12%	19%	14%

See footnote summary on page 253.

210	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.86	$ 11.12	$ 9.87	$ 9.53	$ 8.59

Income From Investment Operations
Net investment income(a)(b)	.37	.35	.13	.13	.20
Net realized and unrealized gain (loss) on investment transactions	(1.07)	1.71	1.26	.37	.94

Net increase (decrease) in net asset value from operations	(.70)	2.06	1.39	.50	1.14

Less: Dividends
Dividends from net investment income	(.39)	(.32)	(.14)	(.16)	(.20)

Net asset value, end of period	$ 11.77	$ 12.86	$ 11.12	$ 9.87	$ 9.53

Total Return
Total investment return based on net asset value(c)	(5.45)%	18.76%	14.23%	5.44%	13.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,400	$40,422	$44,321	$59,593	$74,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.01%	1.02%	1.02%	1.02	%+
Expenses, before waivers/reimbursements(d)	1.21%	1.24%	1.29%	1.28%	1.19	%+
Net investment income(b)	2.99%	2.87%	1.21%	1.34%	1.99	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.73	$ 10.98	$ 9.75	$ 9.40	$ 8.47

Income From Investment Operations
Net investment income(a)(b)	.31	.26	.04	.06	.12
Net realized and unrealized gain (loss) on investment transactions	(1.09)	1.69	1.26	.37	.94

Net increase (decrease) in net asset value from operations	(.78)	1.95	1.30	.43	1.06

Less: Dividends
Dividends from net investment income	(.29)	(.20)	(.07)	(.08)	(.13)

Net asset value, end of period	$ 11.66	$ 12.73	$ 10.98	$ 9.75	$ 9.40

Total Return
Total investment return based on net asset value(c)	(6.11)%	17.95%	13.42%	4.70%	12.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$651	$1,027	$1,068	$960	$1,141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.71%	1.72%	1.72%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.82%	1.96%	2.03%	2.03%	1.93	%+
Net investment income(b)	2.50%	2.14%	.41%	.62%	1.23	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

212	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.73	$ 10.97	$ 9.75	$ 9.40	$ 8.47

Income From Investment Operations
Net investment income(a)(b)	.33	.25	.04	.05	.13
Net realized and unrealized gain (loss) on investment transactions	(1.11)	1.70	1.27	.39	.93

Net increase (decrease) in net asset value from operations	(.78)	1.95	1.31	.44	1.06

Less: Dividends
Dividends from net investment income	(.31)	(.19)	(.09)	(.09)	(.13)

Net asset value, end of period	$ 11.64	$ 12.73	$ 10.97	$ 9.75	$ 9.40

Total Return
Total investment return based on net asset value(c)	(6.16)%	17.95%	13.46%	4.74%	12.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,621	$5,808	$5,396	$4,832	$4,428
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.71%	1.72%	1.72%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.81%	1.95%	2.01%	2.03%	1.94	%+
Net investment income(b)	2.68%	2.08%	.42%	.50%	1.28	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.91	$ 11.18	$ 9.93	$ 9.59	$ 8.64

Income From Investment Operations
Net investment income(a)(b)	.42	.37	.14	.18	.21
Net realized and unrealized gain (loss) on investment transactions	(1.10)	1.73	1.29	.35	.96

Net increase (decrease) in net asset value from operations	(.68)	2.10	1.43	.53	1.17

Less: Dividends
Dividends from net investment income	(.43)	(.37)	(.18)	(.19)	(.22)

Net asset value, end of period	$ 11.80	$ 12.91	$ 11.18	$ 9.93	$ 9.59

Total Return
Total investment return based on net asset value(c)	(5.21)%	19.15%	14.56%	5.78%	13.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,546	$4,700	$3,832	$2,996	$7,280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.71%	.72%	.72%	.72	%+
Expenses, before waivers/reimbursements(d)	.96%	.94%	1.00%	.96%	.89	%+
Net investment income(b)	3.35%	2.99%	1.33%	1.85%	2.14	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

214	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.90	$ 11.11	$ 9.86	$ 9.51	$ 8.57

Income From Investment Operations
Net investment income(a)(b)	.37	.31	.11	.11	.17
Net realized and unrealized gain (loss) on investment transactions	(1.11)	1.73	1.26	.37	.95

Net increase (decrease) in net asset value from operations	(.74)	2.04	1.37	.48	1.12

Less: Dividends
Dividends from net investment income	(.34)	(.25)	(.12)	(.13)	(.18)

Net asset value, end of period	$ 11.82	$ 12.90	$ 11.11	$ 9.86	$ 9.51

Total Return
Total investment return based on net asset value(c)	(5.71)%	18.58%	14.01%	5.17%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,525	$25,218	$28,241	$34,877	$40,174
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.21%	1.22%	1.22%	1.22	%+
Expenses, before waivers/reimbursements(d)	1.51%	1.58%	1.56%	1.53%	1.51	%+
Net investment income(b)	2.96%	2.57%	1.03%	1.11%	1.72	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.88	$ 11.13	$ 9.88	$ 9.54	$ 8.60

Income From Investment Operations
Net investment income(a)(b)	.36	.32	.15	.14	.20
Net realized and unrealized gain (loss) on investment transactions	(1.06)	1.75	1.25	.36	.95

Net increase (decrease) in net asset value from operations	(.70)	2.07	1.40	.50	1.15

Less: Dividends
Dividends from net investment income	(.39)	(.32)	(.15)	(.16)	(.21)

Net asset value, end of period	$ 11.79	$ 12.88	$ 11.13	$ 9.88	$ 9.54

Total Return
Total investment return based on net asset value(c)	(5.43)%	18.86%	14.29%	5.46%	13.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,555	$83,822	$73,628	$90,629	$117,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.96%	.97%	.97%	.97	%+
Expenses, before waivers/reimbursements(d)	1.23%	1.27%	1.26%	1.22%	1.21	%+
Net investment income(b)	2.90%	2.67%	1.37%	1.46%	1.99	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

216	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 12.84	$ 11.13	$ 9.89	$ 9.57	$ 8.62

Income From Investment Operations
Net investment income(a)(b)	.42	.51	.15	.13	.22
Net realized and unrealized gain (loss) on investment transactions	(1.09)	1.58	1.28	.39	.96

Net increase (decrease) in net asset value from operations	(.67)	2.09	1.43	.52	1.18

Less: Dividends
Dividends from net investment income	(.42)	(.38)	(.19)	(.20)	(.23)

Net asset value, end of period	$ 11.75	$ 12.84	$ 11.13	$ 9.89	$ 9.57

Total Return
Total investment return based on net asset value(c)	(5.22)%	19.10%	14.69%	5.63%	13.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,555	$5,202	$17,539	$16,847	$14,167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.71%	.72%	.72%	.72	%+
Expenses, before waivers/reimbursements(d)	.95%	.93%	.93%	.86%	.89	%+
Net investment income(b)	3.41%	4.23%	1.36%	1.37%	2.18	%+
Portfolio turnover rate	19%	14%	11%	22%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.12	$ 11.24	$ 9.81	$ 9.45	$ 8.47

Income From Investment Operations
Net investment income(a)(b)	.38	.31	.10	.10	.16
Net realized and unrealized gain (loss) on investment transactions	(1.04)	1.85	1.43	.39	.97

Net increase (decrease) in net asset value from operations	(.66)	2.16	1.53	.49	1.13

Less: Dividends
Dividends from net investment income	(.37)	(.28)	(.10)	(.13)	(.15)

Net asset value, end of period	$ 12.09	$ 13.12	$ 11.24	$ 9.81	$ 9.45

Total Return
Total investment return based on net asset value(c)	(5.01)%	19.44%	15.71%	5.36%	13.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,418	$30,641	$29,513	$38,155	$51,488
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.01%	1.02%	1.02%	1.02	%+
Expenses, before waivers/reimbursements(d)	1.28%	1.29%	1.34%	1.37%	1.24	%+
Net investment income(b)	2.99%	2.49%	.91%	1.09%	1.62	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

218	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.03	$ 11.11	$ 9.71	$ 9.34	$ 8.37

Income From Investment Operations
Net investment income(a)(b)	.32	.22	.01	.03	.09
Net realized and unrealized gain (loss) on investment transactions	(1.07)	1.84	1.42	.41	.97

Net increase (decrease) in net asset value from operations	(.75)	2.06	1.43	.44	1.06

Less: Dividends
Dividends from net investment income	(.25)	(.14)	(.03)	(.07)	(.09)

Net asset value, end of period	$ 12.03	$ 13.03	$ 11.11	$ 9.71	$ 9.34

Total Return
Total investment return based on net asset value(c)	(5.74)%	18.68%	14.80%	4.76%	12.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$301	$693	$800	$724	$810
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.71%	1.72%	1.72%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.93%	2.00%	2.07%	2.12%	1.98	%+
Net investment income(b)	2.54%	1.78%	.12%	.36%	.88	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Class C
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.00	$ 11.09	$ 9.71	$ 9.34	$ 8.38

Income From Investment Operations
Net investment income(a)(b)	.27	.20	.02	.03	.09
Net realized and unrealized gain (loss) on investment transactions	(1.02)	1.85	1.42	.40	.96

Net increase (decrease) in net asset value from operations	(.75)	2.05	1.44	.43	1.05

Less: Dividends
Dividends from net investment income	(.28)	(.14)	(.06)	(.06)	(.09)

Net asset value, end of period	$ 11.97	$ 13.00	$ 11.09	$ 9.71	$ 9.34

Total Return
Total investment return based on net asset value(c)	(5.75)%	18.63%	14.86%	4.67%	12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,931	$3,646	$3,562	$3,015	$2,746
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.71%	1.72%	1.72%	1.72	%+
Expenses, before waivers/reimbursements(d)	1.86%	1.99%	2.06%	2.13%	2.00	%+
Net investment income(b)	2.14%	1.63%	.15%	.30%	.89	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

220	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.15	$ 11.28	$ 9.86	$ 9.50	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.39	.32	.12	.14	.18
Net realized and unrealized gain (loss) on investment transactions	(1.02)	1.88	1.44	.39	.98

Net increase (decrease) in net asset value from operations	(.63)	2.20	1.56	.53	1.16

Less: Dividends
Dividends from net investment income	(.41)	(.33)	(.14)	(.17)	(.18)

Net asset value, end of period	$ 12.11	$ 13.15	$ 11.28	$ 9.86	$ 9.50

Total Return
Total investment return based on net asset value(c)	(4.76)%	19.84%	16.02%	5.76%	13.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,338	$5,529	$4,214	$3,835	$6,148
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.71%	.72%	.72%	.72	%+
Expenses, before waivers/reimbursements(d)	1.04%	.99%	1.04%	1.07%	.95	%+
Net investment income(b)	3.05%	2.59%	1.13%	1.44%	1.79	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.08	$ 11.16	$ 9.76	$ 9.37	$ 8.41

Income From Investment Operations
Net investment income(a)(b)	.34	.28	.08	.08	.14
Net realized and unrealized gain (loss) on investment transactions	(1.03)	1.85	1.41	.40	.96

Net increase (decrease) in net asset value from operations	(.69)	2.13	1.49	.48	1.10

Less: Dividends
Dividends from net investment income	(.32)	(.21)	(.09)	(.09)	(.14)

Net asset value, end of period	$ 12.07	$ 13.08	$ 11.16	$ 9.76	$ 9.37

Total Return
Total investment return based on net asset value(c)	(5.24)%	19.29%	15.38%	5.25%	13.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,643	$15,053	$17,474	$21,448	$25,612
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.21%	1.22%	1.22%	1.22	%+
Expenses, before waivers/reimbursements(d)	1.55%	1.62%	1.62%	1.59%	1.56	%+
Net investment income(b)	2.67%	2.31%	.78%	.88%	1.35	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

222	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.09	$ 11.21	$ 9.81	$ 9.44	$ 8.47

Income From Investment Operations
Net investment income(a)(b)	.35	.30	.11	.11	.16
Net realized and unrealized gain (loss) on investment transactions	(1.00)	1.86	1.41	.40	.98

Net increase (decrease) in net asset value from operations	(.65)	2.16	1.52	.51	1.14

Less: Dividends
Dividends from net investment income	(.37)	(.28)	(.12)	(.14)	(.17)

Net asset value, end of period	$ 12.07	$ 13.09	$ 11.21	$ 9.81	$ 9.44

Total Return
Total investment return based on net asset value(c)	(4.97)%	19.52%	15.66%	5.52%	13.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,740	$72,658	$61,121	$69,370	$83,579
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.96%	.97%	.97%	.97	%+
Expenses, before waivers/reimbursements(d)	1.28%	1.31%	1.31%	1.26%	1.25	%+
Net investment income(b)	2.77%	2.42%	1.04%	1.19%	1.59	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2035 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.08	$ 11.22	$ 9.83	$ 9.47	$ 8.50

Income From Investment Operations
Net investment income(a)(b)	.41	.47	.12	.10	.18
Net realized and unrealized gain (loss) on investment transactions	(1.03)	1.73	1.44	.43	.98

Net increase (decrease) in net asset value from operations	(.62)	2.20	1.56	.53	1.16

Less: Dividends
Dividends from net investment income	(.40)	(.34)	(.17)	(.17)	(.19)

Net asset value, end of period	$ 12.06	$ 13.08	$ 11.22	$ 9.83	$ 9.47

Total Return
Total investment return based on net asset value(c)	(4.73)%	19.92%	16.00%	5.80%	13.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,692	$5,651	$18,299	$15,817	$10,841
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.71%	.72%	.72%	.72	%+
Expenses, before waivers/reimbursements(d)	1.00%	.97%	.99%	.91%	.94	%+
Net investment income(b)	3.22%	3.85%	1.09%	1.03%	1.82	%+
Portfolio turnover rate	19%	17%	13%	24%	14%

See footnote summary on page 253.

224	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.63	$ 11.58	$ 10.01	$ 9.62	$ 8.62

Income From Investment Operations
Net investment income(a)(b)	.34	.30	.08	.10	.16
Net realized and unrealized gain (loss) on investment transactions	(.97)	2.00	1.57	.42	.99

Net increase (decrease) in net asset value from operations	(.63)	2.30	1.65	.52	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.25)	(.08)	(.13)	(.15)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.69)	(.25)	(.08)	(.13)	(.15)

Net asset value, end of period	$ 12.31	$ 13.63	$ 11.58	$ 10.01	$ 9.62

Total Return
Total investment return based on net asset value(c)	(4.50)%	20.01%	16.59%	5.52%	13.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,599	$26,729	$29,369	$35,232	$44,823
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.02%	1.02%	1.03%	1.03	%+
Expenses, before waivers/reimbursements(d)	1.33%	1.35%	1.41%	1.47%	1.27	%+
Net investment income(b)	2.62%	2.35%	.70%	1.00%	1.54	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.52	$ 11.44	$ 9.89	$ 9.51	$ 8.52

Income From Investment Operations
Net investment income (loss)(a)(b)	.26	.21	.00	(e)	.02	.08
Net realized and unrealized gain (loss) on investment transactions	(.97)	1.98	1.57	.42	.99

Net increase (decrease) in net asset value from operations	(.71)	2.19	1.57	.44	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.11)	(.02)	(.06)	(.08)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.56)	(.11)	(.02)	(.06)	(.08)

Net asset value, end of period	$ 12.25	$ 13.52	$ 11.44	$ 9.89	$ 9.51

Total Return
Total investment return based on net asset value(c)	(5.22)%	19.25%	15.84%	4.68%	12.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$393	$669	$919	$843	$826
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.73	%+
Expenses, before waivers/reimbursements(d)	1.94%	2.07%	2.13%	2.23%	2.01	%+
Net investment income (loss)(b)	1.97%	1.69%	(.05)%	.21%	.79	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

226	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.52	$ 11.45	$ 9.92	$ 9.51	$ 8.52

Income From Investment Operations
Net investment income (loss)(a)(b)	.26	.18	(.01)	.02	.08
Net realized and unrealized gain (loss) on investment transactions	(.97)	2.01	1.57	.44	.99

Net increase (decrease) in net asset value from operations	(.71)	2.19	1.56	.46	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.12)	(.03)	(.05)	(.08)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.60)	(.12)	(.03)	(.05)	(.08)

Net asset value, end of period	$ 12.21	$ 13.52	$ 11.45	$ 9.92	$ 9.51

Total Return
Total investment return based on net asset value(c)	(5.23)%	19.27%	15.71%	4.85%	12.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,707	$3,305	$3,117	$2,519	$2,513
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.73	%+
Expenses, before waivers/reimbursements(d)	1.91%	2.06%	2.13%	2.26%	2.06	%+
Net investment income (loss)(b)	2.01%	1.42%	(.10)%	.25%	.81	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.68	$ 11.64	$ 10.07	$ 9.69	$ 8.68

Income From Investment Operations
Net investment income(a)(b)	.36	.30	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	(.96)	2.05	1.59	.41	1.02

Net increase (decrease) in net asset value from operations	(.60)	2.35	1.69	.54	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.31)	(.12)	(.16)	(.18)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.74)	(.31)	(.12)	(.16)	(.18)

Net asset value, end of period	$ 12.34	$ 13.68	$ 11.64	$ 10.07	$ 9.69

Total Return
Total investment return based on net asset value(c)	(4.33)%	20.46%	16.94%	5.82%	13.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,588	$6,358	$5,163	$4,398	$5,671
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.73	%+
Expenses, before waivers/reimbursements(d)	1.08%	1.05%	1.11%	1.17%	.98	%+
Net investment income(b)	2.78%	2.31%	.90%	1.29%	1.69	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

228	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Class R
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.58	$ 11.50	$ 9.96	$ 9.55	$ 8.56

Income From Investment Operations
Net investment income(a)(b)	.33	.26	.06	.07	.13
Net realized and unrealized gain (loss) on investment transactions	(.98)	2.00	1.56	.43	1.00

Net increase (decrease) in net asset value from operations	(.65)	2.26	1.62	.50	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.18)	(.08)	(.09)	(.14)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.65)	(.18)	(.08)	(.09)	(.14)

Net asset value, end of period	$ 12.28	$ 13.58	$ 11.50	$ 9.96	$ 9.55

Total Return
Total investment return based on net asset value(c)	(4.75)%	19.83%	16.32%	5.37%	13.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,220	$16,848	$19,264	$22,257	$24,351
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.22%	1.22%	1.23%	1.23	%+
Expenses, before waivers/reimbursements(d)	1.58%	1.65%	1.64%	1.61%	1.59	%+
Net investment income(b)	2.50%	2.00%	.51%	.76%	1.25	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	229

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Class K
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.55	$ 11.52	$ 9.98	$ 9.59	$ 8.60

Income From Investment Operations
Net investment income(a)(b)	.33	.27	.09	.11	.16
Net realized and unrealized gain (loss) on investment transactions	(.94)	2.02	1.56	.41	.99

Net increase (decrease) in net asset value from operations	(.61)	2.29	1.65	.52	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.26)	(.11)	(.13)	(.16)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.70)	(.26)	(.11)	(.13)	(.16)

Net asset value, end of period	$ 12.24	$ 13.55	$ 11.52	$ 9.98	$ 9.59

Total Return
Total investment return based on net asset value(c)	(4.47)%	20.14%	16.61%	5.59%	13.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,050	$57,123	$44,861	$47,774	$64,454
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.97%	.97%	.98%	.98	%+
Expenses, before waivers/reimbursements(d)	1.31%	1.34%	1.33%	1.28%	1.28	%+
Net investment income(b)	2.56%	2.12%	.81%	1.15%	1.53	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

230	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2040 Retirement Strategy
Class I
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.54	$ 11.54	$ 10.01	$ 9.63	$ 8.63

Income From Investment Operations
Net investment income(a)(b)	.35	.46	.10	.09	.18
Net realized and unrealized gain (loss) on investment transactions	(.94)	1.86	1.58	.46	1.01

Net increase (decrease) in net asset value from operations	(.59)	2.32	1.68	.55	1.19

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.32)	(.15)	(.17)	(.19)
Distributions from net realized gain on investment transactions	(.26)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.72)	(.32)	(.15)	(.17)	(.19)

Net asset value, end of period	$ 12.23	$ 13.54	$ 11.54	$ 10.01	$ 9.63

Total Return
Total investment return based on net asset value(c)	(4.26)%	20.41%	16.95%	5.86%	13.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,698	$4,585	$17,649	$14,718	$9,566
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.73	%+
Expenses, before waivers/reimbursements(d)	1.03%	.99%	1.01%	.93%	.96	%+
Net investment income(b)	2.72%	3.66%	.89%	.91%	1.72	%+
Portfolio turnover rate	20%	19%	13%	25%	12%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	231

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.44	$ 11.38	$ 9.81	$ 9.41	$ 8.43

Income From Investment Operations
Net investment income(a)(b)	.35	.25	.08	.10	.15
Net realized and unrealized gain (loss) on investment transactions	(.97)	2.02	1.58	.43	.97

Net increase (decrease) in net asset value from operations	(.62)	2.27	1.66	.53	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.21)	(.09)	(.13)	(.14)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.91)	(.21)	(.09)	(.13)	(.14)

Net asset value, end of period	$ 11.91	$ 13.44	$ 11.38	$ 9.81	$ 9.41

Total Return
Total investment return based on net asset value(c)	(4.57)%	20.14%	16.99%	5.75%	13.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,441	$21,196	$20,590	$25,489	$36,465
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.02%	1.02%	1.03%	1.03%
Expenses, before waivers/reimbursements(d)	1.42%	1.43%	1.52%	1.53%	1.43%
Net investment income(b)	2.72%	2.01%	.74%	1.03%	1.46%
Portfolio turnover rate	23%	20%	16%	29%	17%

See footnote summary on page 253.

232	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.27	$ 11.22	$ 9.68	$ 9.28	$ 8.31

Income From Investment Operations
Net investment income(a)(b)	.25	.18	.00	(e)	.02	.07
Net realized and unrealized gain (loss) on investment transactions	(.95)	1.97	1.56	.44	.97

Net increase (decrease) in net asset value from operations	(.70)	2.15	1.56	.46	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.10)	(.02)	(.06)	(.07)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.80)	(.10)	(.02)	(.06)	(.07)

Net asset value, end of period	$ 11.77	$ 13.27	$ 11.22	$ 9.68	$ 9.28

Total Return
Total investment return based on net asset value(c)	(5.23)%	19.24%	16.15%	5.02%	12.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$234	$338	$317	$321	$305
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.73%
Expenses, before waivers/reimbursements(d)	2.06%	2.17%	2.31%	2.33%	2.20%
Net investment income(b)	1.97%	1.46%	.03%	.25%	.75%
Portfolio turnover rate	23%	20%	16%	29%	17%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	233

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.24	$ 11.19	$ 9.67	$ 9.27	$ 8.31

Income From Investment Operations
Net investment income (loss)(a)(b)	.23	.15	(.01)	.02	.07
Net realized and unrealized gain (loss) on investment transactions	(.92)	2.00	1.57	.44	.96

Net increase (decrease) in net asset value from operations	(.69)	2.15	1.56	.46	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.10)	(.04)	(.06)	(.07)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.82)	(.10)	(.04)	(.06)	(.07)

Net asset value, end of period	$ 11.73	$ 13.24	$ 11.19	$ 9.67	$ 9.27

Total Return
Total investment return based on net asset value(c)	(5.18)%	19.26%	16.13%	5.06%	12.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,541	$2,806	$2,331	$1,807	$1,706
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.73%
Expenses, before waivers/reimbursements(d)	2.00%	2.14%	2.25%	2.31%	2.22%
Net investment income (loss)(b)	1.83%	1.17%	(.07)%	.24%	.76%
Portfolio turnover rate	23%	20%	16%	29%	17%

See footnote summary on page 253.

234	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.47	$ 11.43	$ 9.87	$ 9.47	$ 8.48

Income From Investment Operations
Net investment income(a)(b)	.33	.27	.10	.12	.16
Net realized and unrealized gain (loss) on investment transactions	(.92)	2.04	1.59	.45	.99

Net increase (decrease) in net asset value from operations	(.59)	2.31	1.69	.57	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.27)	(.13)	(.17)	(.16)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.95)	(.27)	(.13)	(.17)	(.16)

Net asset value, end of period	$ 11.93	$ 13.47	$ 11.43	$ 9.87	$ 9.47

Total Return
Total investment return based on net asset value(c)	(4.26)%	20.45%	17.30%	6.19%	13.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,452	$12,613	$8,979	$6,623	$6,702
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.73%
Expenses, before waivers/reimbursements(d)	1.18%	1.13%	1.23%	1.24%	1.13%
Net investment income(b)	2.60%	2.11%	.88%	1.25%	1.62%
Portfolio turnover rate	23%	20%	16%	29%	17%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	235

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Class R
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.33	$ 11.26	$ 9.72	$ 9.32	$ 8.35

Income From Investment Operations
Net investment income(a)(b)	.32	.22	.06	.08	.12
Net realized and unrealized gain (loss) on investment transactions	(.96)	2.00	1.57	.42	.98

Net increase (decrease) in net asset value from operations	(.64)	2.22	1.63	.50	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.15)	(.09)	(.10)	(.13)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.87)	(.15)	(.09)	(.10)	(.13)

Net asset value, end of period	$ 11.82	$ 13.33	$ 11.26	$ 9.72	$ 9.32

Total Return
Total investment return based on net asset value(c)	(4.74)%	19.88%	16.82%	5.45%	13.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,140	$12,573	$13,830	$16,215	$18,555
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.22%	1.22%	1.23%	1.23%
Expenses, before waivers/reimbursements(d)	1.65%	1.72%	1.73%	1.69%	1.69%
Net investment income(b)	2.55%	1.77%	.57%	.80%	1.22%
Portfolio turnover rate	23%	20%	16%	29%	17%

See footnote summary on page 253.

236	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Class K
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.31	$ 11.29	$ 9.75	$ 9.36	$ 8.40

Income From Investment Operations
Net investment income(a)(b)	.30	.24	.10	.11	.15
Net realized and unrealized gain (loss) on investment transactions	(.91)	2.01	1.55	.42	.97

Net increase (decrease) in net asset value from operations	(.61)	2.25	1.65	.53	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.23)	(.11)	(.14)	(.16)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.92)	(.23)	(.11)	(.14)	(.16)

Net asset value, end of period	$ 11.78	$ 13.31	$ 11.29	$ 9.75	$ 9.36

Total Return
Total investment return based on net asset value(c)	(4.53)%	20.10%	17.06%	5.84%	13.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,331	$36,011	$28,474	$32,339	$39,787
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.97%	.97%	.98%	.98%
Expenses, before waivers/reimbursements(d)	1.38%	1.41%	1.43%	1.36%	1.37%
Net investment income(b)	2.42%	1.94%	.89%	1.14%	1.48%
Portfolio turnover rate	23%	20%	16%	29%	17%
See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	237

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2045 Retirement Strategy
Class I
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 13.28	$ 11.29	$ 9.77	$ 9.39	$ 8.42

Income From Investment Operations
Net investment income(a)(b)	.36	.39	.09	.07	.17
Net realized and unrealized gain (loss) on investment transactions	(.93)	1.89	1.59	.48	.98

Net increase (decrease) in net asset value from operations	(.57)	2.28	1.68	.55	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.29)	(.16)	(.17)	(.18)
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.95)	(.29)	(.16)	(.17)	(.18)

Net asset value, end of period	$ 11.76	$ 13.28	$ 11.29	$ 9.77	$ 9.39

Total Return
Total investment return based on net asset value(c)	(4.22)%	20.41%	17.34%	6.06%	13.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,449	$3,723	$11,963	$8,540	$4,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.73%
Expenses, before waivers/reimbursements(d)	1.10%	1.07%	1.11%	1.01%	1.05%
Net investment income(b)	2.90%	3.18%	.85%	.77%	1.71%
Portfolio turnover rate	23%	20%	16%	29%	17%

See footnote summary on page 253.

238	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2050 Retirement Strategy
	Class A
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.19	$ 8.83	$ 8.06	$ 7.93	$ 7.15

Income From Investment Operations
Net investment income(a)(b)	.19	.17	.06	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(.67)	1.57	1.28	.35	.84

Net increase (decrease) in net asset value from operations	(.48)	1.74	1.34	.42	.96

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.15)	(.06)	(.07)	(.12)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)	(.22)	(.06)

Total dividends and distributions	(1.73)	(.38)	(.57)	(.29)	(.18)

Net asset value, end of period	$ 7.98	$ 10.19	$ 8.83	$ 8.06	$ 7.93

Total Return
Total investment return based on net asset value(c)	(4.62)%	20.24%	17.30%	5.74%	13.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,560	$4,311	$3,772	$4,770	$4,223
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.02%	1.02%	1.03%	1.04%+
Expenses, before waivers/reimbursements(d)	2.67%	2.38%	2.51%	2.86%	2.77%+
Net investment income(b)	2.18%	1.77%	.74%	.94%	1.45%+
Portfolio turnover rate	28%	31%	31%	57%	32%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	239

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2050 Retirement Strategy
	Class B
	Year Ended August 31,
	2015	2014	2013		2012	2011

Net asset value, beginning of period	$ 10.11	$ 8.72	$ 7.97		$ 7.83	$ 7.08

Income From Investment Operations
Net investment income (loss)(a)(b)	.19	.10	(.00	)(e)	.02	.06
Net realized and unrealized gain (loss) on investment transactions	(.72)	1.56	1.26		.35	.83

Net increase (decrease) in net asset value from operations	(.53)	1.66	1.26		.37	.89

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.04)	– 0	–	(.01)	(.08)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)		(.22)	(.06)

Total dividends and distributions	(1.67)	(.27)	(.51)		(.23)	(.14)

Net asset value, end of period	$ 7.91	$ 10.11	$ 8.72		$ 7.97	$ 7.83

Total Return
Total investment return based on net asset value(c)	(5.13)%	19.38%	16.44%		5.06%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28	$43	$37		$32	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%		1.73%	1.74%+
Expenses, before waivers/reimbursements(d)	3.36%	3.17%	3.61%		3.64%	3.57%+
Net investment income (loss)(b)	2.20%	1.09%	(.05)%		.27%	.71%+
Portfolio turnover rate	28%	31%	31%		57%	32%

See footnote summary on page 253.

240	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2050 Retirement Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.11	$ 8.71	$ 8.00	$ 7.84	$ 7.09

Income From Investment Operations
Net investment income(a)(b)	.17	.13	.00	(e)	.00	(e)	.05
Net realized and unrealized gain (loss) on investment transactions	(.71)	1.53	1.27	.38	.84

Net increase (decrease) in net asset value from operations	(.54)	1.66	1.27	.38	.89

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.03)	(.05)	– 0	–	(.08)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)	(.22)	(.06)

Total dividends and distributions	(1.69)	(.26)	(.56)	(.22)	(.14)

Net asset value, end of period	$ 7.88	$ 10.11	$ 8.71	$ 8.00	$ 7.84

Total Return
Total investment return based on net asset value(c)	(5.20)%	19.33%	16.51%	5.13%	12.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$514	$411	$506	$345	$315
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.74	%+
Expenses, before waivers/reimbursements(d)	3.28%	3.10%	3.24%	3.57%	3.50	%+
Net investment income(b)	1.90%	1.41%	.04%	.01%	.60	%+
Portfolio turnover rate	28%	31%	31%	57%	32%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	241

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2050 Retirement Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.37	$ 8.99	$ 8.12	$ 7.98	$ 7.19

Income From Investment Operations
Net investment income(a)(b)	.24	.17	.08	.16	.12
Net realized and unrealized gain (loss) on investment transactions	(.71)	1.63	1.30	.29	.87

Net increase (decrease) in net asset value from operations	(.47)	1.80	1.38	.45	.99

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.19)	– 0	–	(.09)	(.14)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)	(.22)	(.06)

Total dividends and distributions	(1.77)	(.42)	(.51)	(.31)	(.20)

Net asset value, end of period	$ 8.13	$ 10.37	$ 8.99	$ 8.12	$ 7.98

Total Return
Total investment return based on net asset value(c)	(4.21)%	20.56%	17.67%	6.10%	13.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$223	$207	$114	$91	$958
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	2.44%	2.09%	2.20%	2.72%	2.50	%+
Net investment income(b)	2.72%	1.70%	.94%	1.87%	1.51	%+
Portfolio turnover rate	28%	31%	31%	57%	32%

See footnote summary on page 253.

242	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2050 Retirement Strategy
	Class R
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.07	$ 8.72	$ 8.00	$ 7.86	$ 7.12

Income From Investment Operations
Net investment income(a)(b)	.20	.14	.06	.06	.09
Net realized and unrealized gain (loss) on investment transactions	(.69)	1.56	1.25	.35	.84

Net increase (decrease) in net asset value from operations	(.49)	1.70	1.31	.41	.93

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.12)	(.08)	(.05)	(.13)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)	(.22)	(.06)

Total dividends and distributions	(1.74)	(.35)	(.59)	(.27)	(.19)

Net asset value, end of period	$ 7.84	$ 10.07	$ 8.72	$ 8.00	$ 7.86

Total Return
Total investment return based on net asset value(c)	(4.71)%	19.94%	17.07%	5.61%	12.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,777	$3,223	$2,810	$3,403	$3,221
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.22%	1.22%	1.23%	1.24%+
Expenses, before waivers/reimbursements(d)	2.67%	2.45%	2.57%	2.83%	2.94%+
Net investment income(b)	2.30%	1.51%	.65%	.77%	1.12%+
Portfolio turnover rate	28%	31%	31%	57%	32%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	243

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2050 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.04	$ 8.73	$ 8.01	$ 7.89	$ 7.14

Income From Investment Operations
Net investment income(a)(b)	.20	.17	.06	.11	.12
Net realized and unrealized gain (loss) on investment transactions	(.67)	1.56	1.27	.31	.84

Net increase (decrease) in net asset value from operations	(.47)	1.73	1.33	.42	.96

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.19)	(.10)	(.08)	(.15)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)	(.22)	(.06)

Total dividends and distributions	(1.77)	(.42)	(.61)	(.30)	(.21)

Net asset value, end of period	$ 7.80	$ 10.04	$ 8.73	$ 8.01	$ 7.89

Total Return
Total investment return based on net asset value(c)	(4.47)%	20.25%	17.37%	5.81%	13.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,713	$11,581	$8,992	$7,617	$11,785
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.97%	.97%	.98%	.99%+
Expenses, before waivers/reimbursements(d)	2.39%	2.15%	2.25%	2.50%	2.65%+
Net investment income(b)	2.33%	1.75%	.77%	1.39%	1.38%+
Portfolio turnover rate	28%	31%	31%	57%	32%

See footnote summary on page 253.

244	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2050 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.03	$ 8.74	$ 8.04	$ 7.91	$ 7.17

Income From Investment Operations
Net investment income(a)(b)	.23	.29	.07	.04	.14
Net realized and unrealized gain (loss) on investment transactions	(.68)	1.46	1.27	.41	.83

Net increase (decrease) in net asset value from operations	(.45)	1.75	1.34	.45	.97

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.23)	(.13)	(.10)	(.17)
Distributions from net realized gain on investment transactions	(1.49)	(.23)	(.51)	(.22)	(.06)

Total dividends and distributions	(1.79)	(.46)	(.64)	(.32)	(.23)

Net asset value, end of period	$ 7.79	$ 10.03	$ 8.74	$ 8.04	$ 7.91

Total Return
Total investment return based on net asset value(c)	(4.22)%	20.58%	17.53%	6.25%	13.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,932	$2,802	$8,936	$6,206	$1,077
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.74%+
Expenses, before waivers/reimbursements(d)	2.14%	1.71%	1.91%	2.17%	2.32%+
Net investment income(b)	2.71%	3.08%	.86%	.46%	1.63%+
Portfolio turnover rate	28%	31%	31%	57%	32%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	245

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2055 Retirement Strategy
Class A
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.89	$ 9.34	$ 8.17	$ 7.88	$ 7.01

Income From Investment Operations
Net investment income(a)(b)	.22	.22	.05	.07	.12
Net realized and unrealized gain (loss) on investment transactions	(.73)	1.63	1.34	.38	.78

Net increase (decrease) in net asset value from operations	(.51)	1.85	1.39	.45	.90

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.10)	– 0	–	– 0	–	(.03)
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.22)	(.30)	(.22)	(.16)	(.03)

Net asset value, end of period	$ 9.16	$ 10.89	$ 9.34	$ 8.17	$ 7.88

Total Return
Total investment return based on net asset value(c)	(4.52)%	20.15%	17.27%	5.95%	12.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,640	$1,658	$1,952	$1,215	$997
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.02%	1.02%	1.03%	1.04	%+
Expenses, before waivers/reimbursements(d)	4.18%	4.10%	5.63%	7.71%	8.54	%+
Net investment income(b)	2.20%	2.17%	.58%	.88%	1.43	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

246	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2055 Retirement Strategy
Class B
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.53	$ 9.00	$ 7.94	$ 7.72	$ 6.88

Income From Investment Operations
Net investment income (loss)(a)(b)	.18	.11	(.01)	.02	.06
Net realized and unrealized gain (loss) on investment transactions	(.74)	1.62	1.29	.36	.78

Net increase (decrease) in net asset value from operations	(.56)	1.73	1.28	.38	.84

Less: Dividends and Distributions
Dividends from net investment income	(.14)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.17)	(.20)	(.22)	(.16)	– 0	–

Net asset value, end of period	$ 8.80	$ 10.53	$ 9.00	$ 7.94	$ 7.72

Total Return
Total investment return based on net asset value(c)	(5.23)%	19.40%	16.37%	5.16%	12.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37	$45	$39	$31	$26
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.74	%+
Expenses, before waivers/reimbursements(d)	4.82%	4.91%	6.76%	8.48%	9.39	%+
Net investment income (loss)(b)	1.93%	1.09%	(.09)%	.24%	.69	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	247

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2055 Retirement Strategy
Class C
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.49	$ 8.98	$ 7.92	$ 7.71	$ 6.87

Income From Investment Operations
Net investment income (loss)(a)(b)	.21	.10	(.02)	(.02)	.05
Net realized and unrealized gain (loss) on investment transactions	(.77)	1.62	1.30	.40	.79

Net increase (decrease) in net asset value from operations	(.56)	1.72	1.28	.38	.84

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.01)	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.18)	(.21)	(.22)	(.17)	– 0	–

Net asset value, end of period	$ 8.75	$ 10.49	$ 8.98	$ 7.92	$ 7.71

Total Return
Total investment return based on net asset value(c)	(5.20)%	19.42%	16.41%	5.14%	12.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$434	$539	$353	$191	$70
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.72%	1.72%	1.73%	1.74	%+
Expenses, before waivers/reimbursements(d)	4.77%	4.88%	6.39%	8.31%	9.12	%+
Net investment income (loss)(b)	2.15%	1.00%	(.23)%	(.21)%	.60	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

248	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2055 Retirement Strategy
Advisor Class
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 11.15	$ 9.44	$ 8.23	$ 7.92	$ 7.04

Income From Investment Operations
Net investment income(a)(b)	.27	.19	.10	.14	.12
Net realized and unrealized gain (loss) on investment transactions	(.75)	1.72	1.33	.33	.81

Net increase (decrease) in net asset value from operations	(.48)	1.91	1.43	.47	.93

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.00	)(e)	– 0	–	– 0	–	(.05)
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.28)	(.20)	(.22)	(.16)	(.05)

Net asset value, end of period	$ 9.39	$ 11.15	$ 9.44	$ 8.23	$ 7.92

Total Return
Total investment return based on net asset value(c)	(4.17)%	20.43%	17.64%	6.18%	13.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$24	$17	$46	$138
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	3.85%	3.87%	5.40%	7.72%	9.44	%+
Net investment income(b)	2.69%	1.83%	1.07%	1.70%	1.43	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	249

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

AB 2055 Retirement Strategy
Class R
Year Ended August 31,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.20	$ 8.84	$ 7.76	$ 7.54	$ 6.81

Income From Investment Operations
Net investment income(a)(b)	.16	.14	.04	.06	.09
Net realized and unrealized gain (loss) on investment transactions	(.66)	1.59	1.26	.34	.78

Net increase (decrease) in net asset value from operations	(.50)	1.73	1.30	.40	.87

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.17)	– 0	–	(.02)	(.14)
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.29)	(.37)	(.22)	(.18)	(.14)

Net asset value, end of period	$ 8.41	$ 10.20	$ 8.84	$ 7.76	$ 7.54

Total Return
Total investment return based on net asset value(c)	(4.77)%	20.01%	17.02%	5.63%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,321	$1,211	$861	$750	$765
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.22%	1.22%	1.23%	1.24	%+
Expenses, before waivers/reimbursements(d)	3.65%	3.83%	4.80%	6.70%	7.96	%+
Net investment income(b)	1.78%	1.47%	.43%	.82%	1.10	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

250	• AB RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2055 Retirement Strategy
	Class K
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.17	$ 8.83	$ 7.83	$ 7.60	$ 6.86

Income From Investment Operations
Net investment income(a)(b)	.20	.14	.07	.09	.11
Net realized and unrealized gain (loss) on investment transactions	(.68)	1.60	1.26	.34	.79

Net increase (decrease) in net asset value from operations	(.48)	1.74	1.33	.43	.90

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.20)	(.11)	(.04)	(.16)
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.32)	(.40)	(.33)	(.20)	(.16)

Net asset value, end of period	$ 8.37	$ 10.17	$ 8.83	$ 7.83	$ 7.60

Total Return
Total investment return based on net asset value(c)	(4.50)%	20.19%	17.42%	5.94%	12.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,823	$6,634	$3,163	$2,563	$2,844
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.97%	.97%	.98%	.99	%+
Expenses, before waivers/reimbursements(d)	3.46%	3.57%	4.50%	6.35%	7.69	%+
Net investment income(b)	2.22%	1.48%	.78%	1.21%	1.37	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

AB RETIREMENT STRATEGIES •	251

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	AB 2055 Retirement Strategy
	Class I
	Year Ended August 31,
	2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 10.17	$ 8.84	$ 7.85	$ 7.62	$ 6.87

Income From Investment Operations
Net investment income(a)(b)	.22	.29	.07	.03	.14
Net realized and unrealized gain (loss) on investment transactions	(.68)	1.49	1.27	.41	.78

Net increase (decrease) in net asset value from operations	(.46)	1.78	1.34	.44	.92

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.25)	(.13)	(.05)	(.17)
Distributions from net realized gain on investment transactions	(1.03)	(.20)	(.22)	(.16)	– 0	–

Total dividends and distributions	(1.34)	(.45)	(.35)	(.21)	(.17)

Net asset value, end of period	$ 8.37	$ 10.17	$ 8.84	$ 7.85	$ 7.62

Total Return
Total investment return based on net asset value(c)	(4.29)%	20.60%	17.59%	6.16%	13.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,734	$1,188	$3,098	$1,668	$118
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.72%	.73%	.74	%+
Expenses, before waivers/reimbursements(d)	3.23%	3.08%	4.15%	5.71%	7.41	%+
Net investment income(b)	2.47%	2.99%	.80%	.33%	1.69	%+
Portfolio turnover rate	22%	52%	23%	46%	49%

See footnote summary on page 253.

252	• AB RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Year Ended August 31,
	2015	2014	2013	2012	2011
AB 2000	.05%	.04%	.04%	.03%	.05%
AB 2005	.05%	.04%	.04%	.04%	.05%
AB 2010	.05%	.04%	.04%	.04%	.05%
AB 2015	.06%	.05%	.04%	.04%	.05%
AB 2020	.06%	.05%	.04%	.04%	.05%
AB 2025	.06%	.05%	.04%	.04%	.05%
AB 2030	.06%	.05%	.04%	.04%	.04%
AB 2035	.06%	.05%	.04%	.04%	.04%
AB 2040	.06%	.04%	.04%	.03%	.03%
AB 2045	.06%	.04%	.04%	.03%	.03%
AB 2050	.06%	.04%	.04%	.03%	.02%
AB 2055	.06%	.04%	.04%	.03%	.02%

(e)	Amount is less than $.005.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transaction for the period.

See notes to financial statements.

AB RETIREMENT STRATEGIES •	253

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Blended Style Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AB Blended Style Series, Inc. (comprising, respectively, AB 2000 Retirement Strategy, AB 2005 Retirement Strategy, AB 2010 Retirement Strategy, AB 2015 Retirement Strategy, AB 2020 Retirement Strategy, AB 2025 Retirement Strategy, AB 2030 Retirement Strategy, AB 2035 Retirement Strategy, AB 2040 Retirement Strategy, AB 2045 Retirement Strategy, AB 2050 Retirement Strategy and AB 2055 Retirement Strategy, (formerly AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy, and AllianceBernstein 2055 Retirement Strategy, respectively)) (the “Fund”), formerly AllianceBernstein Blended Style Series, Inc., as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AB Blended Style Series, Inc. at August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 30, 2015

254	• AB RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2015. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
AB 2000	11.56%	26.17%
AB 2005	10.75%	24.52%
AB 2010	12.00%	22.60%
AB 2015	13.58%	19.89%
AB 2020	15.58%	16.24%
AB 2025	17.58%	12.44%
AB 2030	20.20%	9.07%
AB 2035	23.29%	6.74%
AB 2040	24.20%	1.80%
AB 2045	24.73%	1.71%
AB 2050	26.57%	1.75%
AB 2055	26.76%	1.75%

For the taxable year ended August 31, 2015, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
AB 2000	$36,430
AB 2005	68,690
AB 2010	425,700
AB 2015	1,109,673
AB 2020	2,039,315
AB 2025	2,328,875
AB 2030	2,173,872
AB 2035	1,931,474
AB 2040	1,796,006
AB 2045	1,439,242
AB 2050	373,286
AB 2055	200,901

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

AB RETIREMENT STRATEGIES •	255

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Daniel J. Loewy(2) , Vice President

Christopher H. Nikolich(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Loewy, Nikolich, Rudden and Zlotnikov are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

256	• AB RETIREMENT STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

AB RETIREMENT STRATEGIES •	257

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 2005	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007.

John H. Dobkin, ## 73 (2002)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

258	• AB RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010.

William H. Foulk, Jr., ## 83 (2002)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983 and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	121	None

AB RETIREMENT STRATEGIES •	259

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	121

Nancy P. Jacklin, ## 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

260	• AB RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	121	None

AB RETIREMENT STRATEGIES •	261

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

262	• AB RETIREMENT STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Christopher H. Nikolich 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Patrick J. Rudden 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Vadim Zlotnikov 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010.

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

AB RETIREMENT STRATEGIES •	263

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AB Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on August 3-5, 2015:

•	AB 2000 Retirement Strategy

•	AB 2005 Retirement Strategy

•	AB 2010 Retirement Strategy

•	AB 2015 Retirement Strategy

•	AB 2020 Retirement Strategy

•	AB 2025 Retirement Strategy

•	AB 2030 Retirement Strategy

•	AB 2035 Retirement Strategy

•	AB 2040 Retirement Strategy

•	AB 2045 Retirement Strategy

•	AB 2050 Retirement Strategy

•	AB 2055 Retirement Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each of the Strategies was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer. The directors noted that they had approved the liquidation and dissolution of each Strategy at a meeting held on June 24, 2015, and that they were approving continuance of the Advisory Agreement only until the Strategies are terminated.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AB Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

264	• AB RETIREMENT STRATEGIES

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid in respect of a Strategy, result in a higher rate of total compensation from such Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the 2000, 2005, 2050 and 2055 Strategies since each such Strategy’s inception. The quality of administrative and other services, including the

AB RETIREMENT STRATEGIES •	265

Adviser’s role in coordinating the activities of each Strategy’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Strategies was not profitable to it 2013 or 2014 except for the 2020, 2025 and 2030 Retirement Strategies. The directors were satisfied that the Adviser’s level of profitability from its relationship with the 2020, 2025 and 2030 Strategies was not unreasonable in 2013 and 2014.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest), including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower (and a Strategy’s unprofitability to the Adviser would be exacerbated) without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

266	• AB RETIREMENT STRATEGIES

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2015 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and its composite benchmark (the “Composite Benchmark”) in each case for various periods ended May 31, 2015 and (in the case of comparisons with the indices and the Composite Benchmark) the period since inception. The Composite Benchmark for a Strategy consisted of some or all of the following underlying benchmarks: for U.S. stocks, the Russell 3000 Index; for non-U.S. stocks, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for multi-asset real return, the MSCI All Country World Commodity Producers Index; for intermediate bonds, the Barclays Capital (BC) U.S. Aggregate Bond Index; for short-term bonds, the BofA Merrill Lynch 1-3 Year Treasury Index; for inflation protected securities, the BC 1-10 Year TIPS Index; for volatility management, the Standard & Poor’s 500 Index; and for high yield bonds, the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Benchmark differed for the various Strategies, depending, among other things, on the extent to which a Strategy invested in equity securities.

AB 2000 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in all periods except the 1-year period and the period since inception. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s secondary benchmark since January 1, 2012) in all periods and its Composite Benchmark in all periods except the 1-year period. The directors noted that at their November 2011 meeting they had approved changes to the Strategy’s primary benchmark (to the Barclays Index from the S&P Index) and the secondary benchmark (to the S&P Index from the Barclays Index). Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy’s assets until cessation of the Strategy’s operations.

AB 2005 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and 4th quintile of the

AB RETIREMENT STRATEGIES •	267

Performance Universe for the 3- and 5-year periods. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the 1-year period and the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy’s assets until cessation of the Strategy’s operations.

AB 2010 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in the 3- and 5-year periods and lagged it in the 1-year period and the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s recent performance, the directors concluded that the Strategy’s performance was acceptable.

AB 2015 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the 1-year period. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s recent performance, the directors concluded that the Strategy’s performance was acceptable.

AB 2020 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate

268	• AB RETIREMENT STRATEGIES

Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s performance was acceptable.

AB 2025 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was acceptable.

AB 2030 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1- and 3-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AB 2035 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1- and 3-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AB 2040 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group

AB RETIREMENT STRATEGIES •	269

and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1- and 3-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AB 2045 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1- and 3-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s recent performance, the directors concluded that the Strategy’s performance was acceptable.

AB 2050 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1- and 3-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the period since inception. Based on their review, the directors concluded that the Strategy’s recent performance was satisfactory.

AB 2055 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and was the only fund in the Performance Group and 2nd out of 2 of the Performance Universe for the 5-year period. The Strategy lagged the Standard & Poor’s 500 Index (the Strategy’s primary benchmark) in all periods and its Composite Benchmark in all periods except the 1- and 3-year periods. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) in all periods except the period since inception. Based on their review, the directors concluded that the Strategy’s performance was acceptable.

270	• AB RETIREMENT STRATEGIES

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

AB 2020 Retirement Strategy

AB 2025 Retirement Strategy

AB 2030 Retirement Strategy

AB 2035 Retirement Strategy

AB 2040 Retirement Strategy

AB 2045 Retirement Strategy

AB 2050 Retirement Strategy

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate plus the administrative expense reimbursement (where it had not been waived by the Adviser) was lower than its Expense Group median.

AB 2000 Retirement Strategy

AB 2005 Retirement Strategy

AB 2010 Retirement Strategy

AB 2055 Retirement Strategy

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate (excluding the impact of the administrative expense reimbursement where it had not been waived by the Adviser) was the same as its Expense Group median.

AB 2015 Retirement Strategy

The directors noted that, at the Strategy’s current size, its contractual effective advisory fee rate (excluding the impact of the administrative expense reimbursement) was higher than the Expense Group median.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer. The directors noted that the institutional fee schedule and the Strategies’ fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to any Strategy’s net assets would result in a fee rate lower than the rate being paid under the Strategy’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

AB RETIREMENT STRATEGIES •	271

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

AB 2000 Retirement Strategy

AB 2005 Retirement Strategy

AB 2010 Retirement Strategy

AB 2020 Retirement Strategy

AB 2025 Retirement Strategy

AB 2030 Retirement Strategy

AB 2040 Retirement Strategy

AB 2050 Retirement Strategy

AB 2055 Retirement Strategy

The directors noted that each Strategy’s total expense ratio, reflecting a cap by the Adviser, was lower than the Expense Group median. The directors concluded that each Strategy’s expense ratio was satisfactory.

AB 2035 Retirement Strategy

The directors noted that the Strategy’s total expense ratio, reflecting a cap by the Adviser, was the same as the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

272	• AB RETIREMENT STRATEGIES

AB 2015 Retirement Strategy

AB 2045 Retirement Strategy

The directors noted that each Strategy’s total expense ratio, reflecting a cap by the Adviser, was higher than the Expense Group median. The directors concluded that each Strategy’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

AB RETIREMENT STRATEGIES •	273

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Blended Style Series, Inc. (the “Fund”), in respect of the following AB Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AB 2000 Retirement Strategy

AB 2005 Retirement Strategy

AB 2010 Retirement Strategy

AB 2015 Retirement Strategy

AB 2020 Retirement Strategy

AB 2025 Retirement Strategy

AB 2030 Retirement Strategy

AB 2035 Retirement Strategy

AB 2040 Retirement Strategy

AB 2045 Retirement Strategy

AB 2050 Retirement Strategy

AB 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

On June 24, 2015, the Board approved the liquidation of the Fund. The Investment Advisory Agreements for the Retirement Strategies current term extends until October 1, 2015, and the Adviser contemplates that the Funds will not make their final liquidating distributions until November 20, 2015.

1	The information in the fee evaluation was completed on July 23, 2015 and discussed with the Board of Directors on August 4-5, 2015.

2	Future references to the Strategies do not include “AB.”

274	• AB RETIREMENT STRATEGIES

The investment objective of the Retirement Strategies is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy pursues its investment objectives through investing in a combination of The AB Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The current shareholders of the Pooling Portfolios are the Retirement Strategies, the AB Wealth Strategies, the Rhode Island Higher Education Savings Trust, certain portfolios of Sanford C. Bernstein Fund, Inc. Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F.
2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

3	The AB Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protection Securities Portfolio (formerly Inflation Protection Securities Portfolio), Volatility Management Portfolio and High Yield Portfolio.

AB RETIREMENT STRATEGIES •	275

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[5]	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	0.10%
Assets greater than $5 billion	0.15%

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy[6]	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2000, 2005, 2010	0.55%	0.45%	0.40%
2015, 2020, 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

The Adviser does not charge an investment advisory fee for managing the Pooling Portfolios in which the Retirement Strategies invest, although the Retirement Strategies do bear expenses incurred by the Pooling Portfolios, which approximated to 0.04% for Retirement Strategies 2000 and 2005, 0.05% for Retirement Strategies 2010 and 2015, and 0.06% for Retirement Strategies 2020 through 2055 for the six month period ended February 28, 2015.

4	Jones v. Harris at 1427.

5	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Multi-Asset Real Return Portfolio and all assets invested in Volatility Management Portfolio will be considered to be invested in equity investments.

6	Prior to October 1, 2010, Retirement Strategy 2025’s advisory fee rate was 0.65% of the average daily net assets.

276	• AB RETIREMENT STRATEGIES

The Strategies’ net assets on June 30, 2015 are set forth below:

Strategy	6/30/15 Net Assets ($Millions)
2000 Retirement Strategy	$6.7
2005 Retirement Strategy	$8.3
2010 Retirement Strategy	$48.7
2015 Retirement Strategy	$100.1
2020 Retirement Strategy	$180.3
2025 Retirement Strategy	$185.2
2030 Retirement Strategy	$154.7
2035 Retirement Strategy	$124.9
2040 Retirement Strategy	$108.7
2045 Retirement Strategy	$85.9
2050 Retirement Strategy	$23.4
2055 Retirement Strategy	$14.2

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, expressed in dollars and as a percentage of average daily net assets, which the Adviser received during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy[7]	$52,350	0.521%
2005 Retirement Strategy[7]	$52,350	0.361%
2010 Retirement Strategy	$52,350	0.092%
2015 Retirement Strategy	$51,053	0.040%
2020 Retirement Strategy	$51,054	0.024%
2025 Retirement Strategy	$51,054	0.025%
2030 Retirement Strategy	$49,591	0.028%
2035 Retirement Strategy	$49,592	0.036%
2040 Retirement Strategy	$49,591	0.040%
2045 Retirement Strategy	$49,591	0.055%
2050 Retirement Strategy[7]	$51,200	0.198%
2055 Retirement Strategy[7]	$51,200	0.467%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Retirement Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ fiscal year. The terms of the expense limitation undertaking permit modification or termination by the Adviser upon at least 60 days’ notice prior to the Strategies’ prospectus update. The expense caps shown below include the blended expense ratios with respect

7	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.

AB RETIREMENT STRATEGIES •	277

to the Pooling Portfolios (i.e., the Retirement Strategies’ acquired fund fees and expenses).8 In addition, set forth below are the Retirement Strategies’ gross expense ratios for the most recent semi-annual period:9

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (2/28/15)[10]		Fiscal Year End
2000 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	0.86 1.56 1.56 1.06 0.81 0.56 0.56	% % % % % % %	5.93 6.78 6.65 5.67 5.08 4.77 4.24	% % % % % % %	August 31

2005 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	0.92 1.62 1.62 1.12 0.87 0.62 0.62	% % % % % % %	3.93 4.71 4.72 3.69 3.96 3.66 3.34	% % % % % % %	August 31

2010 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	0.94 1.64 1.64 1.14 0.89 0.64 0.64	% % % % % % %	1.56 2.28 2.26 1.25 1.88 1.57 1.25	% % % % % % %	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98 1.68 1.68 1.18 0.93 0.68 0.68	% % % % % % %	1.31 2.02 2.01 1.01 1.67 1.36 0.93	% % % % % % %	August 31

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.22 0.97 0.72 0.72	% % % % % % %	1.22 1.95 1.93 1.93 1.58 1.27 0.88	% % % % % % %	August 31

8	For the six months ended February 28, 2015, the estimated acquired fund fees and expenses for the Retirement Strategies was 0.04% for Retirement Strategies 2000 and 2005, 0.05% for Retirement Strategies 2010 and 2015, and 0.06% for Retirement Strategies 2020 through 2055.

9	Semi-annual total expense ratios are unaudited.

10	Annualized.

11	The Adviser waived its entire management fee (advisory and administrative) as a result of the Strategy’s expense limitation undertaking.

278	• AB RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (2/28/15)[10]		Fiscal Year End
2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04 1.74 1.74 1.24 0.99 0.74 0.74	% % % % % % %	1.23 1.95 1.94 0.94 1.58 1.27 0.94	% % % % % % %	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.32 2.04 2.03 1.03 1.66 1.36 1.02	% % % % % % %	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.39 2.11 2.10 1.09 1.71 1.40 1.06	% % % % % % %	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.43 2.16 2.15 1.14 1.74 1.43 1.10	% % % % % % %	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.54 2.28 2.25 1.25 1.81 1.50 1.17	% % % % % % %	August 31

2050 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	2.69 3.48 3.43 2.40 2.73 2.43 2.09	% % % % % % %	August 31

2055 Retirement Strategy[11]	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	4.38 5.15 5.09 4.10 3.85 3.54 3.20	% % % % % % %	August 31

AB RETIREMENT STRATEGIES •	279

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Strategies for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.12 In addition to the AB institutional fee

12	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

280	• AB RETIREMENT STRATEGIES

schedule, set forth below is the institutional fee schedule of a target date asset allocation service, Customized Retirement Strategies (“CRS”), provided by the Adviser for institutional clients.13 In addition to the CRS fee schedule, set forth below are what would have been the advisory fees of the Strategies had the CRS fee schedule been applicable to the Strategies versus the Strategies advisory fees based on June 30, 2015 net assets:14

AB Institutional Fee Schedule	Strategy	Net Assets 6/30/15 ($MM)	AB Inst. Fee (%)	Advisory Fee (%)[15]	Ret. Strat. Eff. Adv. Fee at Complex Level (%)[16]
Customized Retirement Strategies 12 bp on 1st $100 million	2000-2010 Retirement Strategy	$1,041.1 (complex)	0.087%	0.550%	0.622%
9 bp on next $400 million
7 bp on next $500 million 4 bp on next $1,500 million	2015-2025 Retirement Strategy	$1,041.1 (complex)	0.087%	0.600%	0.622%
3 bp on the balance +$60K for daily NAV Minimum Account Size: $100M or plan assets of $500M	2030-2055 Retirement Strategy	$1,041.1 (complex)	0.087%	0.650%	0.622%

The Adviser manages the AB Select Retirement Funds (the “MMSR Funds”). The MMSR Funds are target date funds that invest in internally and externally-managed mutual funds, and are sub-advised by Morningstar Investment Management (“Morningstar”). The Adviser is responsible for the MMSR Funds’ glide path and trade execution. Morningstar is responsible for portfolio construction and selecting the underlying investment options for the MMSR Funds provided that investments managed by the Adviser will constitute approximately 33% (and in no event greater than 40%) of the aggregate net asset value of the MMSR Funds. The Adviser is paid an advisory fee, set forth in table below, by

13	CRS is similar to the investment service provided to the Retirement Strategies in terms of the Adviser’s asset allocation “glide path” design. However, CRS allows the plan to utilize the Adviser and/or any other investment manager to manage any mix of active or passive underlying portfolios. Accordingly, the institutional fees shown in the table below pertain only to asset allocation “glide path” services provided by the Adviser. In contrast, the fees charges to the Retirement Strategies pertain to asset allocation “glide path” services as well as managing the underlying portfolio assets for the Funds and providing non-investment related services.

14	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

15	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

16	Excludes reimbursements made by the Funds to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Funds related to expense caps.

AB RETIREMENT STRATEGIES •	281

the MMSR Funds, but pays Morningstar a sub-advisory fee out of the fee that it receives from the MMSR Funds. Set forth below are the Retirement Strategies effective advisory fee, excluding any advisory fee waivers and/or expense reimbursements, on a complex basis and what would have been the effective complex fee of the Retirement Strategies had the fee schedule of the MMSR Funds been applicable to the Funds based on June 30, 2015 net assets.

Fund	AB Mutual Funds	Fee Schedule	MMSR Complex Effective Fee (%)	Ret. Strat. Eff. Adv. Fee at Complex Level (%)[15]
Retirement Strategies	MMSR Funds	Advisory Fee (paid to AB): 0.15% (no breakpoints)	0.150% (Fee to AB)	0.622%

		Sub-Advisory Fee (paid to Morningstar by AB): 0.09% on the first $1 billion 0.07% on the next $2 billion 0.06% on the next $2 billion 0.04% on the balance Minimum Annual Fee: $150,000	0.089% (Fee to Morningstar)

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:17

Strategy	ITM Mutual Fund	Fee
2020 Retirement Strategy	AllianceBernstein Wealth Builder 2020	0.035%[18]

2030 Retirement Strategy	AllianceBernstein Wealth Builder 2030	0.035%[17]

2040 Retirement Strategy	AllianceBernstein Wealth Builder 2040	0.035%[17]

The Adviser has represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Strategies.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

18	The fee shown is at the Fund of Funds (“FoF”) level. The ITM fund invests in a combination of Component Funds which are charged an all-in fee by the Adviser. The all-in fee charged to the component funds are as follows: AB Japan Value Strategy Fund (Japanese Equities): 0.63%, AB Kokusai (ex-Japan) Value Strategy Equity Fund-1(50% hedge) (Foreign Equities): 0.68%, AB Global (in-Japan) Bond Fund-4 (with currency hedge): 0.45%, and AB Global REIT Fund-2: 0.05%.

282	• AB RETIREMENT STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.19 Lipper’s analysis included the comparison of each Retirement Strategy’s contractual management fee, estimated at the approximate current asset level of the subject Strategy, to the median of each Strategy’s Lipper Expense Group (“EG”)20 and the Strategy’s contractual management fee ranking.21

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[22]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy[23]	0.550	0.550	4/7
2005 Retirement Strategy[23]	0.550	0.550	4/7
2010 Retirement Strategy[23]	0.550	0.550	4/7
2015 Retirement Strategy	0.600	0.532	6/8
2020 Retirement Strategy	0.600	0.625	3/9
2025 Retirement Strategy	0.600	0.661	3/8
2030 Retirement Strategy	0.650	0.708	2/8
2035 Retirement Strategy	0.650	0.714	3/9
2040 Retirement Strategy	0.650	0.751	2/9
2045 Retirement Strategy	0.650	0.718	4/8
2050 Retirement Strategy	0.650	0.772	2/9
2055 Retirement Strategy	0.650	0.650	5/9

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s-length.” Jones v. Harris at 1429.

20	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

21	The contractual management fee is calculated by Lipper using the Retirement Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Retirement Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Retirement Strategy had the lowest effective fee rate in the Lipper peer group.

22	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

23	Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds; in other words, the Lipper universes for these three Strategies are identical.

AB RETIREMENT STRATEGIES •	283

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank
2000 Retirement Strategy	0.860	0.979	3/7
2005 Retirement Strategy	0.920	0.979	3/7
2010 Retirement Strategy	0.940	0.979	3/7
2015 Retirement Strategy	0.980	0.959	5/8
2020 Retirement Strategy	1.020	1.042	4/9
2025 Retirement Strategy	1.040	1.056	4/8
2030 Retirement Strategy	1.060	1.106	3/8
2035 Retirement Strategy	1.060	1.060	4/9
2040 Retirement Strategy	1.060	1.153	3/9
2045 Retirement Strategy	1.060	1.045	5/8
2050 Retirement Strategy	1.060	1.203	2/9
2055 Retirement Strategy	1.060	1.100	4/9

Based on the information provided, except for 2000, 2005 and 2010 Retirement Strategies, whose contractual management fees are equal to their respective EG medians, and 2015 Retirement Strategy, whose contractual management fee is higher than its EG median, the Funds have lower contractual management fees than their respective EG medians. Except for 2015 and 2045 Retirement Strategies, whose total expense ratios are higher than their respective EG medians, and 2035 Retirement Strategy, whose total expense ratio is equal to its EG median, the Funds have a lower total expense ratio than each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to each Retirement Strategy increased during calendar year 2014, relative to 2013.

24	The total expense ratios, inclusive of the Strategies’ underlying expenses, shown are for the Strategies’ Class A shares.

284	• AB RETIREMENT STRATEGIES

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AB Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

ABI retained the following front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$	– 0	–
2005 Retirement Strategy		$13
2010 Retirement Strategy		$63
2015 Retirement Strategy		$215
2020 Retirement Strategy		$1,830
2025 Retirement Strategy		$1,098
2030 Retirement Strategy		$1,306
2035 Retirement Strategy		$1,137
2040 Retirement Strategy		$387
2045 Retirement Strategy		$317
2050 Retirement Strategy		$136
2055 Retirement Strategy		$171

ABI received the amounts set forth below in Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$28,512	$139
2005 Retirement Strategy	$40,711	$371
2010 Retirement Strategy	$149,406	$792

AB RETIREMENT STRATEGIES •	285

Strategy	12b-1 Fee Received	CDSC Received
2015 Retirement Strategy	$395,428	$1,682
2020 Retirement Strategy	$589,115	$3,402
2025 Retirement Strategy	$589,253	$4,570
2030 Retirement Strategy	$530,385	$3,103
2035 Retirement Strategy	$387,782	$2,366
2040 Retirement Strategy	$348,967	$2,986
2045 Retirement Strategy	$241,148	$1,607
2050 Retirement Strategy	$59,292	$257
2055 Retirement Strategy	$28,178	$1,005
Fees and reimbursements for out of the pocket expenses charged by AB Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies during the most recently completed fiscal year:

Strategy	ABIS Fee
2000 Retirement Strategy	$17,931
2005 Retirement Strategy	$17,927
2010 Retirement Strategy	$22,750
2015 Retirement Strategy	$53,350
2020 Retirement Strategy	$84,848
2025 Retirement Strategy	$85,002
2030 Retirement Strategy	$74,095
2035 Retirement Strategy	$59,500
2040 Retirement Strategy	$53,007
2045 Retirement Strategy	$37,954
2050 Retirement Strategy	$17,797
2055 Retirement Strategy	$17,834

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Except for U.S. Value Portfolio, U.S. Large Cap Growth, International Growth Portfolio, Small-Mid Cap Value Portfolio and Volatility Management Portfolio, the Pooling Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

286	• AB RETIREMENT STRATEGIES

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli25 study on advisory fees and various fund characteristics.26 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

25	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

26	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB RETIREMENT STRATEGIES •	287

the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $485 billion as of June 30, 2015, the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance returns and rankings28 of each Retirement Strategy relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)29 for the periods ended May 31, 2015.

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	1.67	3.75	3.41	7/7	15/16
3 year	5.65	8.61	8.04	7/7	15/16
5 year	5.70	8.23	7.65	7/7	14/15

2005 Retirement Strategy
1 year	2.36	3.75	3.41	7/7	14/16
3 year	7.29	8.61	8.04	6/7	11/16
5 year	6.75	8.23	7.65	6/7	10/15

2010 Retirement Strategy
1 year	2.51	3.99	3.41	6/7	11/16
3 year	8.74	8.69	8.04	3/7	4/16
5 year	7.67	8.23	7.65	6/7	7/15

2015 Retirement Strategy
1 year	2.83	3.74	3.52	8/8	12/16
3 year	10.14	9.35	8.81	2/8	2/13
5 year	8.42	8.58	8.02	5/8	5/13

2020 Retirement Strategy
1 year	3.25	3.27	3.74	6/9	22/30
3 year	11.32	9.37	9.15	3/9	7/28
5 year	8.95	9.04	8.87	6/9	13/26

2025 Retirement Strategy
1 year	3.90	4.10	4.81	5/8	14/20
3 year	12.61	12.57	11.53	3/7	5/16
5 year	9.59	10.18	9.97	5/5	11/13

28	The performance returns and rankings of the Strategies are for the Strategies Class A shares. The performance returns of the Strategies were provided by Lipper.

29	A Fund’s PG/PU may not be necessarily identical to its respective EG/EU, as the criteria for including/excluding a fund in/from an EU is different from that of PU. Funds with negative management fees are excluded from EGs/EUs but not necessarily from PGs/PUs.

288	• AB RETIREMENT STRATEGIES

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2030 Retirement Strategy
1 year	4.71	4.29	4.85	4/8	16/30
3 year	13.97	12.51	12.29	2/8	6/27
5 year	10.22	10.29	10.36	5/8	15/25

2035 Retirement Strategy
1 year	5.41	5.41	5.90	5/9	10/18
3 year	14.88	13.79	13.87	2/8	3/16
5 year	10.64	11.23	11.26	6/6	12/13

2040 Retirement Strategy
1 year	6.14	5.67	6.09	4/9	14/28
3 year	15.67	13.76	13.95	1/9	4/27
5 year	11.03	11.32	11.32	6/9	17/25

2045 Retirement Strategy
1 year	6.13	7.38	6.49	7/8	11/18
3 year	15.88	14.62	14.57	3/8	5/16
5 year	11.12	11.89	11.96	7/7	13/13

2050 Retirement Strategy
1 year	6.07	5.64	6.33	4/9	14/25
3 year	16.00	14.79	14.79	2/9	7/23
5 year	11.19	11.19	11.86	4/7	16/19

2055 Retirement Strategy
1 year	6.03	6.04	6.49	6/9	11/16
3 year	16.03	15.54	15.71	3/6	5/11
5 year	11.15	N/A	12.31	1/1	2/2

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)30 versus their benchmarks.31,32

	Periods Ending May 31, 2015 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2000 Retirement Strategy	1.67	5.65	5.70	4.08
Composite Index	1.45	6.02	6.28	4.79
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
S&P 500 Index	11.81	19.67	16.54	8.01
Inception Date: September 1, 2005

30	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

31	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2015.

32	The Strategies’ composite benchmarks are derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for multi-asset real return, MSCI ACWI Commodity Producers Index, for intermediate bonds, Barclays Capital (BC) U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, BC 1-10 Year TIPS Index; for volatility management, S&P 500 Stock Index; and for high yield bonds, BC High Yield (2% constrained) Index.

AB RETIREMENT STRATEGIES •	289

	Periods Ending May 31, 2015 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2005 Retirement Strategy	2.36	7.29	6.75	4.34
Composite Index	1.83	7.62	7.52	5.19
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
S&P 500 Index	11.81	19.67	16.54	8.01
Inception Date: September 1, 2005

2010 Retirement Strategy	2.51	8.74	7.67	4.58
Composite Index	1.84	9.04	8.59	5.50
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2015 Retirement Strategy	2.83	10.14	8.42	4.72
Composite Index	1.99	10.38	9.42	5.71
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2020 Retirement Strategy	3.25	11.32	8.95	4.70
Composite Index	2.40	11.52	10.11	5.83
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2025 Retirement Strategy	3.90	12.61	9.59	5.00
Composite Index	2.86	12.74	10.86	6.03
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2030 Retirement Strategy	4.71	13.97	10.22	4.96
Composite Index	3.64	13.93	11.56	6.27
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2035 Retirement Strategy	5.41	14.88	10.64	4.99
Composite Index	4.30	14.72	12.03	6.33
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2040 Retirement Strategy	6.14	15.67	11.03	5.28
Composite Index	5.06	15.34	12.38	6.49
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

290	• AB RETIREMENT STRATEGIES

	Periods Ending May 31, 2015 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2045 Retirement Strategy	6.13	15.88	11.12	5.23
Composite Index	5.14	15.41	12.39	6.48
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: September 1, 2005

2050 Retirement Strategy	6.08	16.00	11.19	3.48
Composite Index	5.21	15.46	12.41	4.00
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62
Inception Date: June 29, 2007

2055 Retirement Strategy	6.03	16.03	11.15	3.19
Composite Index	5.21	15.45	12.41	4.00
S&P 500 Index	11.81	19.67	16.54	8.01
Barclays Capital U.S. Aggregate Bond Index	3.03	2.21	3.90	4.62

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2015

AB RETIREMENT STRATEGIES •	291

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

FIXED INCOME (continued)

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

292	• AB RETIREMENT STRATEGIES

AB Family of Funds

NOTES

AB RETIREMENT STRATEGIES •	293

NOTES

294	• AB RETIREMENT STRATEGIES

NOTES

AB RETIREMENT STRATEGIES •	295

NOTES

296	• AB RETIREMENT STRATEGIES

AB RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0815

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB 2000 Retirement Strategy	2014	$20,147	$—	$12,849
	2015	$20,757	$—	$15,935
AB 2005 Retirement Strategy	2014	$18,773	$—	$12,849
	2015	$19,342	$—	$15,935
AB 2010 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2015 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2020 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2025 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2030 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2035 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2040 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2045 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2050 Retirement Strategy	2014	$17,094	$—	$12,849
	2015	$17,612	$—	$15,935
AB 2055 Retirement Strategy	2014	$21,015	$—	$12,849
	2015	$21,652	$—	$15,935

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB 2000 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2005 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2010 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2015 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2020 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2025 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2030 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2035 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2040 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2045 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2050 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)
AB 2055 Retirement Strategy	2014	$381,654	$12,849
			$—
			$(12,849)
	2015	$354,185	$15,935
			$—
			$(15,935)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Blended Style Series, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: October 20, 2015